                                                                     EXHIBIT 10J

                  FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT, dated as of May 2, 2002 (this "First Amendment"), is by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower party hereto (the "Guarantors"), the Lenders party hereto (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR TO FIRST UNION NATIONAL BANK), as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 27, 2002 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Borrower has informed the Lenders that, pursuant to
Section 3.4(c) of the Credit Agreement, the Borrower wishes to increase the Aggregate Revolving Committed Amount from $75,000,000 to $100,000,000;

         WHEREAS, the Administrative Agent has received and accepted Additional Commitments from BNP Paribas ("BNP") and Deutsche Bank AG New York Branch ("DB" and together with BNP, the "New Lenders") in an aggregate amount of $25,000,000;

         WHEREAS, as a result of the Additional Commitments, the Lenders and the New Lenders wish to modify the distribution of Commitments;

         WHEREAS, simultaneously with the execution of this First Amendment, (a) BNP shall execute and deliver to the Administrative Agent the New Commitment Agreement attached hereto as Annex A (the "BNP New Commitment Agreement"), (b) DB shall execute and deliver to the Administrative Agent the New Commitment Agreement attached hereto as Annex B (the "DB New Commitment Agreement"), (c) BNP and certain Lenders shall enter into the Commitment Transfer Supplement attached hereto as Annex C (the "BNP Commitment Transfer Supplement") and (d) DB and certain Lenders shall enter into the Commitment Transfer Supplement attached hereto as Annex D (the "DB Commitment Transfer Supplement"); and

         WHEREAS, the Borrower and the Required Lenders have agreed to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

         1.1 AMENDMENT TO THE DEFINITION OF "AGGREGATE REVOLVING COMMITTED AMOUNT". Section 1.1 to the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Aggregate Revolving Committed Amount" means ONE HUNDRED MILLION DOLLARS ($100,000,000), as such amount may be reduced from time to time as provided in Sections 2.1(h).

         1.2 DELETION OF ARBITRATION SECTION. Section 10.15 of the Credit Agreement is deleted in its entirety and the following language is inserted in substitution thereof:

                  Section 10.15     [Intentionally deleted].

         1.3 AMENDMENT TO SCHEDULE 2.1(a). Schedule 2.1(a) to the Credit Agreement is hereby amended by deleting the Commitment table in its entirety and inserting the Commitment table attached hereto in substitution thereof.

         1.4 AMENDMENT TO SCHEDULE 10.2. Schedule 10.2 to the Credit Agreement is hereby amended by deleting the Schedule of Lenders' Lending Offices in its entirety and inserting the new Schedule of Lenders' Lending Offices attached hereto in substitution thereof.

                                    SECTION 2

                               CLOSING CONDITIONS

         2.1      CLOSING CONDITIONS.

         This First Amendment shall become effective at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

                  (a) Executed Documentation. The Administrative Agent shall have received counterparts of (i) this First Amendment, (ii) the BNP New Commitment Agreement, (iii) the DB New Commitment Agreement,
         (iv) the BNP Commitment Transfer Supplement and (v) the DB Commitment Transfer Supplement, in each case executed by a duly authorized officer of each party thereto.

                  (b) Fees. Each of the New Lenders shall have received such upfront fees as mutually agreed upon by the Borrower and such New Lender.

                                    SECTION 3

                                  MISCELLANEOUS

         3.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as herein specifically amended hereby or otherwise agreed, the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

         3.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants, as of the date of this First Amendment, as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment.

                  (d)      The representations and warranties set forth in
         Section 5 of the Credit Agreement are true and correct in all material respects as of the date hereof except for those which expressly relate to an earlier date.

                  (e) No event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (f) The Credit Party Obligations are not reduced or modified by this First Amendment and are not subject to any offsets, defenses or counterclaims.

         3.3 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         3.4 INSTRUMENT PURSUANT TO CREDIT AGREEMENT. This First Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         3.5 FURTHER ASSURANCES. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this First Amendment.

         3.6 EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         3.7 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         3.8 COUNTERPARTS/TELECOPY. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         3.9 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.10 GENERAL. Except as amended hereby, the Credit Agreement and all other Credit Documents shall continue in full force and effect.

                           [Signature Pages to Follow]

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                              THE DIAL CORPORATION

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           THE DIAL CORPORATION

                                    By:_________________________
                                    Name:
                                    Title:

                                    By:_________________________
                                    Name:
                                    Title:

GUARANTORS:                         DIAL BRANDS, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL BRANDS HOLDING, INC.

                                    By:_________________________
                                    Name:

                                    DIAL INTERNATIONAL, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                           [Signature Pages Continue]

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                              THE DIAL CORPORATION

GUARANTORS CONT.:                   DIAL BENEFITS MANAGEMENT
                                    CORPORATION

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL POST-RETIREMENT LIABILITIES
                                    MANAGEMENT COMPANY

                                    By:_________________________
                                    Name:
                                    Title:

                           [Signature Pages Continue]

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                              THE DIAL CORPORATION

LENDERS: WACHOVIA BANK, NATIONAL ASSOCIATION (successor to First Union National Bank), individually in its capacity as a Lender and in its capacity as Administrative Agent

                                    By:__________________________
                                    Name:
                                    Title:

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                              THE DIAL CORPORATION

                                    BANK OF AMERICA, N.A.

                                    By:__________________________
                                    Name:
                                    Title:

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                              THE DIAL CORPORATION

                                    BANK ONE, NA

                                    By:__________________________
                                    Name:
                                    Title:

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                              THE DIAL CORPORATION

                                    CREDIT LYONNAIS LOS ANGELES
                                    BRANCH

                                    By:__________________________
                                    Name:
                                    Title:

                                 Schedule 2.1(a)

                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS

                                            Revolving
                                            Committed                   Commitment
Lender                                        Amount                    Percentage
------                                        ------                    ----------
Wachovia Bank, National Associations       $ 21,250,000               21.2500000000%
(successor to First Union National Bank)
Bank of America, N.A.                      $ 17,500,000               17.5000000000%
Credit Lyonnais Los Angeles Branch         $ 16,250,000               16.2500000000%
Bank One, NA                               $ 15,000,000               15.0000000000%
BNP Paribas                                $ 15,000,000               15.0000000000%
Deutsche Bank AG New York Branch           $ 15,000,000               15.0000000000%

Total:                                     $100,000,000              100.0000000000%

                                  Schedule 10.2

                        NOTICES/LENDERS' LENDING OFFICES

CREDIT CONTACT                               ADMINISTRATIVE CONTACT

WACHOVIA BANK, NATIONAL ASSOCIATION

Wachovia Bank, National Association
301 South College Street, DC-5               Wachovia Bank, National Association
Charlotte, NC 28288                          201 S. College St., CP8
Attn: Roger Pelz                             Charlotte, NC  28288-0680
Telephone: 704-374-6060                      Attn: Michael Peacock
Facsimile: 704-374-6319                      Telephone: 704-383-6674
                                             Facsimile: 704-383-0835

BANK OF AMERICA, N.A.

Bank of America, N.A.                        Bank of America, N.A.
231 South Lasalle                            1850 Gateway Blvd.
Chicago, IL  60697                           Concord, CA  94520
Attn: Thomas Durham                          Attn: Geri Hair
Telephone: 312-828-8044                      Telephone: 925-675-7338
Facsimile: 312-974-8681                      Facsimile: 888-969-9235

CREDIT LYONNAIS LOS ANGELES BRANCH

Credit Lyonnais Los Angeles Branch
515 South Flower St., Suite 2200             Credit Lyonnais Los Angeles Branch
Los Angeles, CA  90071                       1301 Avenue of the Americas
Attn: Rita Raychaudhuri                      New York, NY  10019
Telephone: 213-362-5954                      Attn: George Lewis
Facsimile: 213-623-3437                      Telephone: 212-261-7641
                                             Facsimile: 917-849-5439

BANK ONE, NA

Bank One, NA                                 Bank One, NA
777 South Figueroa Street, 4th Floor         1 Bank One Plaza
Los Angeles, CA 90017                        Chicago, IL  60670
Attn: Kathleen Majcher                       Attn: Gloria Steinbrenner
Telephone: 213-683-6406                      Telephone: 312-732-5714
Facsimile: 213-683-4949                      Facsimile: 312-732-4840

CREDIT CONTACT                               ADMINISTRATIVE CONTACT

BNP PARIBAS

BNP Paribas                                  BNP Paribas
725 South Figueron Street, Suite 2090        180 Montgomery Street
Los Angeles, CA  90017                       San Francisco, CA  94104
Attn: Sean Conlon                            Attn: Don Hart
Telephone: 213-488-9120                      Telephone: 415-772-1370
Facsimile: 213-488-9602                      Facsimile: 415-989-9041

DEUTSCHE BANK AG NEW YORK BRANCH

Deutsche Bank AG New York Branch
31 West 52nd Street                          Deutsche Bank AG New York Branch
Mailstop NYC 01-2412                         90 Hudson Street
New York, NY  10019                          Mailstop JCY05-0511
Attn: Thomas Foley                           Jersey City, NJ  07302
Telephone: 212-469-8205                      Attn: Carmen Melendez
Facsimile: 212-469-8212                      Telephone: 201-593-2224
                                             Facsimile: 201-593-2313

                                     ANNEX A

                            NEW COMMITMENT AGREEMENT

         Reference is made to the 364-Day Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the banks and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent for the Lenders (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Loans in accordance with the provisions of Section 2.1 of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of Additional Commitment:                     $12,500,000

Effective Date of Additional Commitment:             __________, 2002

The terms set forth above are hereby agreed to:

BNP PARIBAS

By:_________________________________
Name:_______________________________
Title:______________________________

CONSENTED TO (as required by the Credit Agreement):

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank), as Administrative Agent

By:_________________________________
Name:_______________________________
Title:______________________________

THE DIAL CORPORATION

By:_________________________________
Name:_______________________________
Title:______________________________

                                     ANNEX B

                            NEW COMMITMENT AGREEMENT

         Reference is made to the 364-Day Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the banks and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent for the Lenders (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Loans in accordance with the provisions of Section 2.1 of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of Additional Commitment:                     $12,500,000

Effective Date of Additional Commitment:             __________, 2002

The terms set forth above
are hereby agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH

By:_________________________________
Name:_______________________________
Title:______________________________

By:_________________________________
Name:_______________________________
Title:______________________________

CONSENTED TO (as required by the Credit Agreement):

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank), as Administrative Agent

By:_________________________________
Name:_______________________________
Title:______________________________

THE DIAL CORPORATION

By:_________________________________
Name:_______________________________
Title:______________________________

                                     ANNEX C

                         COMMITMENT TRANSFER SUPPLEMENT

         Reference is made to the 364-Day Credit Agreement, dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and financial institutions from time to time parties thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

         WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR TO FIRST UNION NATIONAL
BANK), BANK OF AMERICA, N.A. and BANK ONE, NA (individually, a "Transferor Lender"; and collectively, the "Transferor Lenders") and BNP PARIBAS (the "Purchasing Lender") agree as follows:

         1. Each Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to such Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from such Transferor Lender without recourse to such Transferor Lender, as of the Transfer Effective Date (as defined below), the interests described on Schedule 1 attached hereto (the "Assigned Interests") in and to such Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1.

         2. Each of the Transferor Lenders (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that such Transferor Lender has not created any adverse claim upon the interests being assigned by it hereunder and that such interests are free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any other obligor or the performance or observance by any Credit Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Note(s) held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective
Date).

         3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof, the financial statements delivered pursuant to Section 6.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;
(c) agrees that it will, independently and without reliance upon the Transferor Lenders, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other loan documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 3.13 of the Credit Agreement.

         4. The effective date of this Commitment Transfer Supplement shall be May 2, 2002 (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Transfer Effective Date, along with any registration and processing fee due and payable to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lenders and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) each of the Transferor Lenders shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Commitment Transfer Supplement shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                   SCHEDULE 1
                        TO COMMITMENT TRANSFER SUPPLEMENT

Transfer Effective Date:   May 2, 2002

Credit Facility Assigned:  364-Day Revolving Loan Facility

                             THE ASSIGNED INTERESTS

----------------------------------------------------------------------------------------------------------------------------------
                        Principal Amount of                                                               Total Principal
                          Credit Facility          Principal Amount of        Principal Amount of         Amount of Credit
                            Assigned by              Credit Facility            Credit Facility         Facility Assigned by
 Purchasing                Wachovia Bank,          Assigned by Bank of         Assigned by Bank           the Transferor
   Lender               National Association          America, N.A.                One, NA                   Lenders
----------------------------------------------------------------------------------------------------------------------------------
BNP Paribas                 $   625,000               $   1,250,000               $   625,000               $   2,500,000
----------------------------------------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers.

PURCHASING LENDER:

BNP PARIBAS

By:_________________________________
Name:_______________________________
Title:______________________________

TRANSFEROR LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),
in its capacity as a Lender                 BANK OF AMERICA, N.A.

By:_________________________________        By:_________________________________
Name:_______________________________        Name:_______________________________
Title:______________________________        Title:______________________________

BANK ONE, NA

By:_________________________________
Name:_______________________________
Title:______________________________

ACCEPTED:                                   CONSENTED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),   THE DIAL CORPORATION
as Administrative Agent

By:_________________________________        By:_________________________________
Name:_______________________________        Name:_______________________________
Title:______________________________        Title:______________________________

                                     ANNEX D

                         COMMITMENT TRANSFER SUPPLEMENT

         Reference is made to the 364-Day Credit Agreement, dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and financial institutions from time to time parties thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

         WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR TO FIRST UNION NATIONAL
BANK), BANK OF AMERICA, N.A. and BANK ONE, NA (individually, a "Transferor Lender"; and collectively, the "Transferor Lenders") and DEUTSCHE BANK AG NEW YORK BRANCH (the "Purchasing Lender") agree as follows:

         1. Each Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to such Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from such Transferor Lender without recourse to such Transferor Lender, as of the Transfer Effective Date (as defined below), the interests described on Schedule 1 attached hereto (the "Assigned Interests") in and to such Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1.

         2. Each of the Transferor Lenders (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that such Transferor Lender has not created any adverse claim upon the interests being assigned by it hereunder and that such interests are free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any other obligor or the performance or observance by any Credit Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Note(s) held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective
Date).

         3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof, the financial statements delivered pursuant to Section 6.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;
(c) agrees that it will, independently and without reliance upon the Transferor Lenders, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other loan documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 3.13 of the Credit Agreement.

         4. The effective date of this Commitment Transfer Supplement shall be May 2, 2002 (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Transfer Effective Date, along with any registration and processing fee due and payable to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lenders and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) each of the Transferor Lenders shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Commitment Transfer Supplement shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                   SCHEDULE 1
                        TO COMMITMENT TRANSFER SUPPLEMENT

Transfer Effective Date:   May 2, 2002

Credit Facility Assigned:  364-Day Revolving Loan Facility

                             THE ASSIGNED INTERESTS

----------------------------------------------------------------------------------------------------------------------------------
                        Principal Amount of                                                               Total Principal
                          Credit Facility          Principal Amount of        Principal Amount of         Amount of Credit
                            Assigned by              Credit Facility            Credit Facility         Facility Assigned by
  Purchasing               Wachovia Bank,          Assigned by Bank of         Assigned by Bank           the Transferor
    Lender              National Association          America, N.A.                One, NA                   Lenders
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG
New York Branch             $   625,000               $   1,250,000               $   625,000               $   2,500,000
----------------------------------------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers.

PURCHASING LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:_________________________________
Name:_______________________________
Title:______________________________

TRANSFEROR LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),
in its capacity as a Lender                 BANK OF AMERICA, N.A.

By:_________________________________        By:_________________________________
Name:_______________________________        Name:_______________________________
Title:______________________________        Title:______________________________

BANK ONE, NA

By:_________________________________
Name:_______________________________
Title:______________________________

ACCEPTED:                                   CONSENTED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),   THE DIAL CORPORATION
as Administrative Agent

By:_________________________________        By:_________________________________
Name:_______________________________        Name:_______________________________
Title:______________________________        Title:______________________________

                            364-DAY CREDIT AGREEMENT

                           Dated as of March 27, 2002

                                      among

                              THE DIAL CORPORATION
                                  as Borrower,

                  CERTAIN DOMESTIC SUBSIDIARIES OF THE BORROWER
                        FROM TIME TO TIME PARTIES HERETO
                                 as Guarantors,

                            THE LENDERS NAMED HEREIN

                                       and

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                                       and

                                  BANK ONE, NA
                                       and
                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                           as Co-Documentation Agents

                          FIRST UNION SECURITIES, INC.,
                            d/b/a WACHOVIA SECURITIES
                        as Lead Arranger and Book Manager

                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS.........................................................................................     1
         1.1                  Definitions.....................................................................     1
         1.2                  Computation of Time Periods.....................................................    20
         1.3                  Accounting Terms................................................................    20

SECTION 2 CREDIT FACILITY.....................................................................................    20
         2.1                  Revolving Loans.................................................................    20

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES......................................................    23
         3.1                  Default Rate....................................................................    23
         3.2                  Extension and Conversion........................................................    24
         3.3                  Prepayments.....................................................................    24
         3.4                  Termination, Reduction and Increase of Commitments..............................    25
         3.5                  Fees............................................................................    26
         3.6                  Computation of Interest and Fees................................................    26
         3.7                  Pro Rata Treatment and Payments.................................................    27
         3.8                  Non-Receipt of Funds by the Administrative Agent................................    28
         3.9                  Inability to Determine Interest Rate............................................    29
         3.10                 Illegality......................................................................    30
         3.11                 Requirements of Law.............................................................    30
         3.12                 Indemnity.......................................................................    32
         3.13                 Taxes...........................................................................    32

SECTION 4 CONDITIONS..........................................................................................    34
         4.1                  Conditions to Closing...........................................................    34
         4.2                  Conditions to All Loans.........................................................    36

SECTION 5 REPRESENTATIONS AND WARRANTIES......................................................................    37
         5.1                  Financial Condition.............................................................    37
         5.2                  No Material Adverse Change......................................................    38
         5.3                  Organization; Existence.........................................................    38
         5.4                  Power; Authorization; Enforceable Obligations...................................    38
         5.5                  Conflict........................................................................    38
         5.6                  No Material Litigation..........................................................    39
         5.7                  No Default......................................................................    39
         5.8                  Taxes...........................................................................    39
         5.9                  ERISA...........................................................................    39
         5.10                 Governmental Regulations, Etc...................................................    40
         5.11                 Subsidiaries....................................................................    40
         5.12                 Use of Proceeds.................................................................    40
         5.13                 Compliance with Laws; Contractual Obligations...................................    40
         5.14                 Accuracy and Completeness of Information........................................    41
         5.15                 Environmental Matters...........................................................    41
         5.16                 Solvency........................................................................    41

         5.17                 No Burdensome Restrictions......................................................    41
         5.18                 Material Contracts..............................................................    42
         5.19                 Insurance.......................................................................    42

SECTION 6 AFFIRMATIVE COVENANTS...............................................................................    42
         6.1                  Financial Statements............................................................    42
         6.2                  Certificates; Other Information.................................................    43
         6.3                  Notices.........................................................................    43
         6.4                  Maintenance of Existence; Compliance with Laws; Contractual Obligations.........    44
         6.5                  Maintenance of Property; Insurance..............................................    44
         6.6                  Inspection of Property; Books and Records; Discussions..........................    45
         6.7                  Financial Covenants.............................................................    45
         6.8                  Use of Proceeds.................................................................    45
         6.9                  Additional Guarantors...........................................................    45
         6.10                 Payment of Obligations..........................................................    45
         6.11                 Environmental Laws..............................................................    46

SECTION 7 NEGATIVE COVENANTS..................................................................................    46
         7.1                  Indebtedness....................................................................    46
         7.2                  Liens...........................................................................    47
         7.3                  Nature of Business..............................................................    48
         7.4                  Consolidation, Merger, Sale or Purchase of Assets, etc..........................    48
         7.5                  Advances, Investments and Loans.................................................    49
         7.6                  Transactions with Affiliates....................................................    49
         7.7                  Fiscal Year; Organizational Documents; Material Contracts.......................    49
         7.8                  Limitation on Restricted Actions................................................    49
         7.9                  Restricted Payments.............................................................    50
         7.10                 Sale Leasebacks.................................................................    50
         7.11                 No Further Negative Pledges.....................................................    50

SECTION 8 EVENTS OF DEFAULT...................................................................................    50
         8.1                  Events of Default...............................................................    50
         8.2                  Acceleration; Remedies..........................................................    53

SECTION 9 AGENCY PROVISIONS...................................................................................    53
         9.1                  Appointment.....................................................................    53
         9.2                  Delegation of Duties............................................................    54
         9.3                  Exculpatory Provisions..........................................................    54
         9.4                  Reliance by Administrative Agent................................................    54
         9.5                  Notice of Default...............................................................    55
         9.6                  Non-Reliance on Administrative Agent and Other Lenders..........................    55
         9.7                  Indemnification.................................................................    56
         9.8                  Administrative Agent in Its Individual Capacity.................................    56
         9.9                  Successor Administrative Agent..................................................    56

SECTION 10 MISCELLANEOUS......................................................................................    57
         10.1                 Amendments, Waivers and Release of Collateral...................................    57
         10.2                 Notices.........................................................................    58

         10.3                 No Waiver; Cumulative Remedies..................................................    59
         10.4                 Survival of Representations and Warranties......................................    60
         10.5                 Payment of Expenses and Taxes...................................................    60
         10.6                 Successors and Assigns; Participations; Purchasing Lenders......................    60
         10.7                 Adjustments; Set-off............................................................    63
         10.8                 Table of Contents and Section Headings..........................................    64
         10.9                 Counterparts....................................................................    64
         10.10                Effectiveness...................................................................    64
         10.11                Severability....................................................................    64
         10.12                Integration.....................................................................    65
         10.13                Governing Law...................................................................    65
         10.14                Consent to Jurisdiction and Service of Process..................................    65
         10.15                Arbitration.....................................................................    65
         10.16                Confidentiality.................................................................    67
         10.17                Acknowledgments.................................................................    67
         10.18                Waivers of Jury Trial...........................................................    67

SECTION 11 GUARANTY...........................................................................................    68
         11.1                 The Guaranty....................................................................    68
         11.2                 Bankruptcy......................................................................    68
         11.3                 Nature of Liability.............................................................    69
         11.4                 Independent Obligation..........................................................    69
         11.5                 Authorization...................................................................    69
         11.6                 Reliance........................................................................    69
         11.7                 Waiver..........................................................................    70
         11.8                 Limitation on Enforcement.......................................................    71
         11.9                 Confirmation of Payment.........................................................    71

                                    SCHEDULES

Schedule 1.1-1                      Form of Account Designation Letter
Schedule 1.1-2                      Permitted Liens
Schedule 2.1(a)                     Schedule of Lenders and Commitments
Schedule 2.1(b)(i)                  Form of Notice of Borrowing
Schedule 2.1(e)                     Form of Revolving Note
Schedule 3.2                        Form of Notice of Extension/Conversion
Schedule 3.4(c)                     New Commitment Agreement
Schedule 3.13                       3.13 Certificate
Schedule 4.1(e)                     Form of Secretary's Certificate
Schedule 4.1(j)                     Material Adverse Effect
Schedule 5.6                        Material Litigation
Schedule 5.11                       Subsidiaries
Schedule 5.18                       Material Contracts
Schedule 6.2(a)                     Form of Officer's Compliance Certificate
Schedule 6.9                        Form of Joinder Agreement
Schedule 7.1(b)                     Indebtedness
Schedule 7.5                        Investments
Schedule 10.2                       Schedule of Lenders' Lending Offices
Schedule 10.6(c)                    Form of Commitment Transfer Supplement

                            364-DAY CREDIT AGREEMENT

         THIS 364-DAY CREDIT AGREEMENT dated as of March 27, 2002 (the "Credit Agreement"), is by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower listed on the signature pages hereto and as may from time to time become a party hereto (collectively the "Guarantors" and individually, a "Guarantor"), the lenders named herein and such other lenders as may become a party hereto (the "Lenders" and individually, a "Lender"), FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A., as Syndication Agent for the Lenders, and BANK ONE, NA and CREDIT LYONNAIS LOS ANGELES BRANCH, as Co-Documentation Agents for the Lenders.

                                   WITNESSETH

         WHEREAS, the Borrower has requested that the Lenders provide a $75 million credit facility for the purposes hereinafter set forth; and

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         1.1      Definitions.

         As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

         "Account Designation Letter" means the Notice of Account Designation Letter dated the Closing Date from the Borrower to the Administrative Agent in substantially the form attached hereto as Schedule 1.1-1.

         "Additional Commitment" means, with respect to any Lender which executes a New Commitment Agreement in accordance with Section 3.4(c), the commitment of such Lender in an aggregate principal amount up to the amount specified in such New Commitment Agreement to make Revolving Loans in accordance with the provisions of Section 2.1.

         "Administrative Agent" shall have the meaning assigned to such term in the first paragraph hereof, together with any successors or assigns.

         "Administrative Agent's Fees" shall have the meaning assigned to such term in Section 3.5(c).

         "Affiliate" means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Aggregate Commitment" means, for any Utilization Period, the sum of the Aggregate Revolving Committed Amount under this Credit Agreement and the commitments under the Three Year Credit Agreement.

         "Aggregate Revolving Committed Amount" means the aggregate amount of Commitments in effect from time to time, being initially SEVENTY FIVE MILLION DOLLARS ($75,000,000), and as such aggregate amount may be increased or reduced from time to time as provided in Sections 2.1(h) and 3.4.

         "Alternate Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. If for any reason the Administrative Agent shall have reasonably determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "Alternate Base Rate Loans" means Loans that bear interest at an interest rate based on the Alternate Base Rate.

         "Applicable Percentage" means for any day, the rate per annum set forth below opposite the applicable rating for the Borrower's senior unsecured (non-credit enhanced) long term debt as determined by S&P and Moody's (the "Debt Rating") then in effect, it being understood that the Applicable Percentage for
(i) Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin", (ii) LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Margin", (iii) the Facility Fee shall be the percentage set forth under the column "Facility Fee" and (iv) the Utilization Fee shall be the percentage set forth under the column "Utilization Fee":

                                                               Alternate
Pricing       S&P              Moody's         LIBOR           Base Rate      Facility      Utilization
 Level      Rating             Rating          Margin            Margin          Fee            Fee
 -----      ------             ------          ------            ------          ---            ---
I           BBB+ or            Baa1 or         0.525%              0%          0.100%          0.125%
            higher             higher
II          BBB                Baa2            0.625%              0%          0.125%          0.125%
III         BBB-               Baa3            0.925%              0%          0.200%          0.125%
IV          BB+                Ba1             1.125%              0%          0.250%          0.125%
V           BB+ or             Ba1 or          1.250%              0%          0.375%          0.125%
            lower              lower

         Any change in the Applicable Percentage due to a change in the Debt Rating shall be effective on the date on which such change is announced publicly by S&P and/or Moody's, as applicable, or otherwise becomes effective. The Borrower shall be obligated to provide notice to the Administrative Agent and the Lenders of any change in the Debt Rating in accordance with Section 6.3(d). The initial Applicable Percentage shall be set at no lower than Pricing Level III and shall not be adjusted to a higher Pricing Level (that is, Pricing Level I or Pricing Level II) until the end of the first two complete fiscal quarters following the Closing Date. Adjustment in the Applicable Percentage shall be effective as to all Loans, existing and prospective, from the date of adjustment. The Administrative Agent shall promptly notify the Lenders of changes in the Applicable Percentage.

         If (a) only one of S&P and Moody's at any time of determination shall have in effect a Debt Rating, the Applicable Percentage shall be determined by reference to the available rating, (b) neither S&P nor Moody's at any time of determination shall have in effect a Debt Rating, the Applicable Percentage will be set in accordance with Pricing Level V, (c) there shall be a one Pricing Level difference between the ratings established by S&P and Moody's, the Applicable Percentage shall be based upon the lower rating, (d) there shall be a greater than one Pricing Level difference between the ratings established by S&P and Moody's, the Applicable Percentage shall be based upon the Pricing Level immediately above the lower rating and (e) S&P or Moody's shall change the basis on which ratings are established, each reference to the Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

         "Arranger" means First Union Securities, Inc., d/b/a Wachovia Securities, together with its successors and assigns.

         "Attributed Principal Amount" means, on any day, with respect to any Permitted Receivables Financing entered into by any Credit Party, the aggregate amount (with respect to any such transaction, the "Invested Amount") paid to, or borrowed by, such Person as of such date under such Permitted Receivables Financing, minus the aggregate amount received by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Permitted Receivables Financing.

         "Average Outstanding Loans" means, for any Utilization Period, the sum of (i) the aggregate principal amount of Loans outstanding under this Credit Agreement, plus (ii) the aggregate principal amount of loans outstanding under the Three Year Credit Agreement, as of the end of each day during such Utilization Period, divided by the number of days in such Utilization Period.

         "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

         "Borrower" means The Dial Corporation, a Delaware corporation, as referenced in the opening paragraph, its successors and permitted assigns.

         "Business Day" means any day other than a Saturday, Sunday or legal holiday on which commercial banks are open for business in Charlotte, North Carolina and New York, New York; except that when used in connection with a LIBOR Rate Loan, such day shall also be a day on which dealings between banks are carried on in London, England in deposits of Dollars.

         "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

         "Capital Stock" means (i) in the case of a corporation, capital stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

         "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,
(iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "Change of Control" means (a) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, or control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 40% or more of the combined voting power of all Voting Stock of the Borrower, or (b) Continuing Directors shall cease for any reason to constitute a majority of the members of the board of directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

         "Closing Date" means the date hereof.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

         "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Committed Amount as specified in
Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

         "Commitment Percentage" means, for each Lender, a fraction (expressed as a decimal) the numerator of which is the Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Commitment Percentages are set out on Schedule 2.1(a).

         "Commitment Period" means the period from and including the Closing Date to but not including the earlier of (i) the Termination Date, or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

         "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Consolidated EBITDA" means, for the applicable period, the sum of (i) Consolidated Net Income for such period, plus (ii) the interest expense for such period (including, without limitation, the interest component of payments under Capital Leases) deducted in determining Consolidated Net Income, plus (iii) the income tax expense for such period deducted in determining Consolidated Net Income, plus (iv) the aggregate amount of the depreciation expense and amortization expense for such period to the extent deducted in determining Consolidated Net Income, minus (v) any extraordinary, unusual or nonrecurring items of gain (or plus any extraordinary, unusual or nonrecurring items of loss) included in Consolidated Net Income for such period, in each case determined for the Borrower and its Subsidiaries on a consolidated basis; provided that to the extent that one or more acquisitions or dispositions occurred during such period, Consolidated EBITDA shall be calculated as if such acquisition or disposition occurred on the first day of such period (on a pro forma basis for the portion of such period prior to the date of such acquisition (or after the date of such disposition) and on an actual basis for the portion of such period after the date of such acquisition (or before the date of such disposition)).

         "Consolidated Funded Debt" means Funded Debt of the Borrower and its Subsidiaries on a consolidated basis.

         "Consolidated Interest Expense" means, for the applicable period, all interest expense (including the interest component under Capital Leases and the implied interest component under Permitted Receivables Financings) of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Net Income" means, for the applicable period, net income of the Borrower and its Subsidiaries on a consolidated basis. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending on the date of computation.

         "Consolidated Net Worth" means, as of any date of computation, the sum of (i) consolidated stockholders' equity of the Borrower and its Subsidiaries (calculated without giving effect to (a) translation gains or losses relating to foreign currency rates, (b) gains or losses relating to the sale of assets attributable to, or other disposition of, the Borrower's Argentinean operations and (c) gains or losses attributable to the sale of the Armour food business of the Borrower) plus (ii) an amount not to exceed $45,000,000 resulting from the impairment charge relating to the Borrower's Argentinean operations.

         "Consolidated Total Tangible Assets" means, on the date of computation,
(i) consolidated total assets minus (ii) goodwill minus (iii) other items properly classified as "intangible assets," in each case determined for the Borrower and its Subsidiaries on a consolidated basis.

         "Continuing Directors" means, during any period of up to 24 consecutive months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved).

         "Credit Documents" means a collective reference to this Credit Agreement, the 3 Year Credit Agreement, the Notes, any Joinder Agreement, the Fee Letter and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

         "Credit Party" means any of the Borrower or the Guarantors.

         "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party or any of its Subsidiaries to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

         "Debt Rating" shall have the meaning assigned to such term in the definition of "Applicable Percentage."

         "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" means, at any time, any Lender that, at such time,
(i) has failed to make a Loan required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

         "Dollars" and "$" means dollars in lawful currency of the United States of America.

         "Domestic Subsidiary" means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "Environmental Laws" means any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements or any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Credit Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "Eurodollar Reserve Percentage" means for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" means such term as defined in Section 8.1.

         "Extension Consent" shall have the meaning ascribed thereto in Section 2.1(g).

         "Extension Consent Date" shall have the meaning ascribed thereto in
Section 2.1(g).

         "Extension Request" shall have the meaning ascribed thereto in Section 2.1(g).

         "Fee Letter" means that certain letter agreement, dated as of January 23, 2002, among First Union, the Arranger and the Borrower, as amended, modified, supplemented or replaced from time to time.

         "Fees" means all fees payable pursuant to Section 3.5.

         "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent.

         "First Union" means First Union National Bank and its successors.

         "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

         "Funded Debt" means, with respect to any Person, without duplication,
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) the principal portion of all obligations of such Person under Capital Leases, (f) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP or for which hedge accounting under GAAP is applicable, (g) the maximum amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (h) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (i) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, including, without limitation, the outstanding Attributed Principal Amount under any Permitted Receivables Financing, but excluding customary operating leases in the ordinary course of business, (j) all Indebtedness of others of the type described in clauses (a) through (i) hereof secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
(k) all Guaranty Obligations of such Person with respect to Indebtedness of another Person of the type described in clauses (a) through (i) hereof, and (l) all Indebtedness of the type described in clauses (a) through (i) hereof of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer; provided, however, that Funded Debt shall not include Indebtedness among the Credit Parties to the extent such Indebtedness would be eliminated on a Consolidated basis.

         "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3 hereof.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantors" means (a) any of the Domestic Subsidiaries identified as a "Guarantor" on the signature pages hereto and (b) any Person which executes a Joinder Agreement, together with their successors and permitted assigns.

         "Guaranty" means the guaranty of the Guarantors set forth in Section
11.

         "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "Hedging Agreements" means, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases plus any accrued interest thereon, (i) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP or for which hedge accounting under GAAP is applicable, (j) the maximum amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon, but excluding customary operating leases in the ordinary course of business and
(m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

         "Insolvency" means, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

         "Interest Coverage Ratio" means, for the applicable period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense paid or payable in cash during such period. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending on the date of computation.

         "Interest Payment Date" means (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December and on the Termination Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period" means, as to any LIBOR Rate Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

         "Invested Amount" shall have the meaning set forth in the definition of Attributed Principal Amount.

         "Investment" means all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

          "Joinder Agreement" means a Joinder Agreement in substantially the form of Schedule 6.9, executed and delivered by each Person required to become a Guarantor in accordance with the provisions of Section 6.9.

         "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and their successors and assigns.

         "Leverage Ratio" means the ratio of Consolidated Funded Debt on the date of computation to Consolidated EBITDA for the applicable period ending on the date of computation. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending on the date of computation.

         "LIBOR" means, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately

11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR Lending Office" means, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on Schedule 10.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

                  LIBOR Rate =                       LIBOR
                                      ------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

         "LIBOR Rate Loan" means any Loan bearing interest at a rate determined by reference to the LIBOR Rate.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

         "Loan" or "Loans" means any Revolving Loan.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets or liabilities (financial or otherwise) of the Credit Parties and their Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Credit Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Credit Agreement, any of the Notes or any of the other Credit Documents or the material rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Material Contract" means any contract or other arrangement, whether written or oral, to which the Borrower or any of its Subsidiaries is a party as to which contract the breach, nonperformance or cancellation of such contract by any party thereto could reasonably be expected to have a Material Adverse Effect.

         "Material Domestic Subsidiary" means any Domestic Subsidiary which owns operating assets as of the Closing Date or as of the end of the most recent fiscal year thereafter in excess of five percent (5%) of the Consolidated Total Tangible Assets. In making the foregoing determination, the percentage ownership interest in a Subsidiary held by the Borrower or any of its Subsidiaries shall be applied to the value of operating assets held by such Subsidiary and the resulting value shall be used to determine the percentage of the Consolidated Total Tangible Assets held by such Subsidiary.

         "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials, or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Multiple Employer Plan" means a Plan which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

         "New Commitment Agreement" has the meaning assigned to such term in
Section 3.4(c).

         "Non-Excluded Taxes" means such term as is defined in Section 3.13.

         "Note" or "Notes" means any Revolving Note.

         "Notice of Borrowing" means a written notice of borrowing in substantially the form of Schedule 2.1(b)(i), as required by Section 2.1(b)(i).

         "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Schedule 3.2, as required by Section 3.2.

         "Participant" shall have the meaning set forth in Section 10.6(b).

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Acquisition" means any acquisition or any series of related acquisitions by a Credit Party of the assets or a majority of the Voting Stock of a Person that is incorporated, formed or organized in the United States, or any division, line of business or other business unit of a Person that is incorporated, formed or organized in the United States (such Person or such division, line of business or other business unit of such Person referred to herein as the "Target"), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Subsidiaries pursuant to Section 7.3 hereof, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto, (b) the Credit Parties certify to the Administrative Agent and the Required Lenders that the Credit Parties will be in compliance on a Pro Forma Basis with all of the terms and provisions of the financial covenants set forth in Section 6.7, (c) the Target, if such Person would be a Material Domestic Subsidiary, shall have executed a Joinder Agreement in accordance with the terms of Section 6.9, (d) if total consideration for such Acquisition is greater than $50,000,000, the Target has earnings before interest, taxes, depreciation and amortization for the most recent four fiscal quarters prior to the acquisition date for which financial statements are available, together with adjustments agreed to by the Borrower and the Administrative Agent, in an amount greater than $0 and (e) such acquisition is not a "hostile" acquisition and has been approved by the Board of Directors and/or shareholders of the applicable Credit Party and the Target.

         "Permitted Investments" means:

                  (i)      cash and Cash Equivalents;

                  (ii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (iii) Investments in and loans by any Credit Party to any other Credit Party;

                  (iv) loans and advances to officers, directors and employees in the ordinary course of business in an aggregate amount not to exceed $5,000,000 at any time outstanding;

                  (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (vi) Investments, acquisitions or transactions permitted under Section 7.4(b);

                  (vii)    Permitted Acquisitions;

                  (viii) Investments by any Credit Party in a Receivables Financing SPC made in connection with a Permitted Receivables Financing;

                  (ix) Investments existing as of the Closing Date and set forth on Schedule 7.5 hereto (including, without limitation, the intercompany loan to Dial Argentina, S.A. which may be converted into equity after the Closing Date); and

                  (x) additional loan advances and/or Investments of a nature not contemplated by the foregoing clauses hereof; provided that such loans, advances and/or Investments made pursuant to this clause
         (x) shall not exceed an aggregate amount of $25,000,000 at any time outstanding.

         "Permitted Liens" means:

                  (i) Liens in favor of a Lender hereunder in connection with Hedging Agreements permitted under Section 7.1(e), but only to the extent such Liens (A) secure obligations under Hedging Agreements with any Lender or any Affiliate of a Lender and (B) relate only to collateral which equally and ratably secures the Loans and other Credit Party Obligations in favor of the Lenders hereunder;

                  (ii) Liens securing purchase money Indebtedness and Capital Lease Obligations to the extent permitted under Section 7.1(c); provided, that (A) any such Lien attaches to such property concurrently with or within 30 days after the acquisition thereof and (B) such Lien attaches solely to the property so acquired in such transaction;

                  (iii) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed 60 days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                  (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (v) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements incurred in the ordinary course of business;

                  (vi) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (vii)    Liens existing on the Closing Date and set forth on
         Schedule 1.1-2; provided that (a) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced;

                  (viii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                  (ix) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses; provided that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced; and

                  (x) other Liens not described above, provided that such Liens do not secure obligations in excess of $25,000,000 at any one time outstanding.

         "Permitted Receivables Financing" shall mean any one or more receivables financings in which (a) any Credit Party (i) sells (as determined in accordance with GAAP) any accounts receivable, notes receivable, rights to future lease payments or residuals (collectively, together with certain property relating thereto and the right to collections thereon, being the "Transferred Assets") to any Person that is not a Subsidiary or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financier"), (ii) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (iii) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier or (b) any Credit Party sells, conveys or otherwise contributes any Transferred Assets to a Receivables Financing SPC, which Receivables Financing SPC then (i) sells (as determined in accordance with GAAP) any such receivables (or an interest therein) to any Receivables Financier, (ii) borrows from such Receivables Financier and secures such borrowings by a pledge of such receivables or (iii) otherwise finances its acquisition of such receivables and, in connection therewith, conveys an interest in such receivables to the Receivables Financier, provided that (A) the aggregate Attributed Principal Amount for all such receivables financings shall not at any time exceed $100,000,000, (B) such receivables financing shall not involve any recourse to any Credit Party for any reason other than (x) repurchases of non-eligible receivables or (y) indemnifications for losses other than credit losses related to the receivables sold in such financing and (C) the terms of such transaction, including the discount at which receivables are sold, the term of the commitment of the Receivables Financier thereunder and any termination events, shall be consistent at all times with those prevailing in the market for similar transactions involving a receivables originator/servicer of similar credit quality and a receivables pool of similar characteristics.

         "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

         "Plan" means, at any particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by First Union as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by First Union in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by First Union to any debtor).

         "Pro Forma Basis" shall mean, with respect to any Permitted Acquisition, that such Permitted Acquisition shall be deemed to have occurred as of the first day of the twelve-month period ending as of the most recent month end preceding the date of such Permitted Acquisition.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Purchasing Lenders" shall have the meaning set forth in Section
10.6(c).

         "Receivables Financier" shall have the meaning set forth in the definition of Permitted Receivables Financing.

         "Receivables Financing SPC" shall mean, in respect of any Permitted Receivables Financing, any Subsidiary or Affiliate of the Borrower to which any Credit Party sells, contributes or otherwise conveys any Transferred Assets in connection with such Permitted Receivables Financing.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

         "Register" shall have the meaning given such term in Section 10.6(d).

         "Regulation T, U, or X" means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Reorganization" means, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Related Fund" means, with respect to any Lender, any fund or trust or entity that invests in commercial bank loans in the ordinary course of business and is advised or managed by (i) such Lender, (ii) an Affiliate of such Lender,
(iii) any other Lender or any Affiliate thereof or (iv) the same investment advisor as any Person described in clauses (i) - (iii).

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. Section 4043.

         "Required Lenders" means, at any time, Lenders having more than fifty-one percent (51%) of the Commitments, or if the Commitments have been terminated, Lenders having more than fifty-one percent (51%) of the aggregate principal amount of Loans outstanding; provided that the Commitments of, and outstanding principal amount of Loans owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

         "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

         "Responsible Officer" means, with respect to the Borrower, the Chief Executive Officer, Chief Financial Officer, the Controller and the Treasurer.

         "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness or (c) the payment by the Borrower or any of its Subsidiaries of any management or consulting fee to any Person or of any salary, bonus or other form of compensation to any Person who is directly or indirectly a significant partner, shareholder, owner or executive officer of any such Person, to the extent such salary, bonus or other form of compensation is not included in the corporate overhead of the Borrower or such Subsidiary.

         "Revolving Committed Amount" means, collectively, the aggregate amount of all of the Commitments and, individually, the amount of each Lender's Commitment as specified in Schedule 2.1(a).

         "Revolving Loans" shall have the meaning assigned to such term in
Section 2.1(a).

         "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans in substantially the form attached as Schedule 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

         "Single Employer Plan" means any Plan which is not a Multiemployer
Plan.

         "Specified Sales" means (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business and
(b) the sale, transfer or other disposition of Permitted Investments.

         "Subordinated Indebtedness" shall mean any Indebtedness incurred by any Credit Party that by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations.

         "Subsidiary" means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors or other managers of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) are at the time owned by such Person directly or indirectly through Subsidiaries. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Borrower.

         "Target" shall have the meaning set forth in the definition of Permitted Acquisition.

         "Taxes" shall have the meaning set forth in Section 3.13.

         "Termination Date" means, as to each Lender, the date 364 days following the Closing Date, or if extended with the written consent of such Lender, such later date not more than 364 days following the then applicable Termination Date.

         "Three Year Credit Agreement" means that certain Three Year Credit Agreement dated as of the date hereof among the Borrower, the Guarantors identified therein, the Lenders identified therein and First Union, as Administrative Agent, as amended, modified, supplemented, extended or restated from time to time.

         "Transfer Effective Date" shall have the meaning set forth in each Commitment Transfer Supplement.

         "Transferred Assets" shall have the meaning set forth in the definition of Permitted Receivables Financing.

         "Utilization" means, for any Utilization Period, the percentage obtained by dividing the Average Outstanding Loans by the average of the daily Aggregate Commitments.

         "Utilization Fees" has the meaning specified in Section 3.5(b).

         "Utilization Period" means each calendar quarter, except that the initial Utilization Period shall commence on the Closing Date and end on March 31, 2002, and the final Utilization Period shall end on the Termination Date.

         "Utilized Commitment" means, for any day that the Utilization Fees are required to be paid pursuant to Section 3.5(b), the amount equal to the principal amount of Loans outstanding on such day.

         "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         1.2      Computation of Time Periods.

         All time references in this Credit Agreement and the other Credit Documents shall be to Charlotte, North Carolina time unless otherwise indicated. For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      Accounting Terms.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement (including, without limitation, calculation of the financial covenants set forth in Section 6.7) shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 6.1 hereof, consistent with the annual audited financial statements referenced in Section 5.1(a)(i) hereof); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

                                    SECTION 2
                                 CREDIT FACILITY

         2.1      Revolving Loans.

         (a) Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans in Dollars (the "Revolving Loans") to the Borrower from time to time in the amount of such Lender's Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Lenders collectively, the aggregate principal amount of Loans outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (ii) with regard to each Lender individually, the aggregate principal amount of such Lender's Commitment Percentage of Revolving Loans outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Alternate Base Rate

Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

         (b)      Revolving Loan Borrowings.

                  (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Administrative Agent not later than 11:00 A.M. on the day of the requested borrowing, which shall be a Business Day, in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested,
         (B) the date of the requested borrowing (which shall be a Business
         Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                  (ii) Minimum Amounts. Each Revolving Loan shall be in a minimum aggregate principal amount of (A) in the case of LIBOR Rate Loans, $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less) or (B) in the case of Alternate Base Rate Loans, $1,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                  (iii) Advances. Each Lender will make its Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 10.2, or at such office as the Administrative Agent may designate in writing, by 1:00 p.m. on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account designated by the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         (c) Repayment. The principal amount of all Loans shall be due and payable in full on the Termination Date.

         (d)      Interest.  Subject to the provisions of Section 3.1:

                  (i) Alternate Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Alternate Base Rate Loans, such Alternate Base Rate Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage;

                  (ii) LIBOR Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of LIBOR Rate Loans, such LIBOR Rate Loans shall bear interest at a per annum rate equal to the LIBOR Rate plus the Applicable Percentage.

Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

         (e) Revolving Notes. The Revolving Loans shall be evidenced by a duly executed Revolving Note in favor of each Lender in the form of Schedule 2.1(e) attached hereto.

         (f) Maximum Number of LIBOR Rate Loans. The Borrower will be limited to a maximum number of eight (8) LIBOR Rate Loans outstanding at any time. For purposes hereof, LIBOR Rate Loans with separate or different Interest Periods will be considered as separate LIBOR Rate Loans even if their Interest Periods expire on the same date.

         (g) Extension of Termination Date. The Borrower may, within 90 days, but not less than 60 days, prior to the then applicable Termination Date, by notice to the Administrative Agent and the Lenders, make written request of the Lenders to extend the then applicable Termination Date for an additional period of 364 days (the "Extension Request"). Each Lender shall make a determination not later than 30 days following receipt of the Extension Request (the date that is 30 days following the date the Extension Request is received shall be the "Extension Consent Date") as to whether or not it will agree to extend the Termination Date as requested (such approval of an extension shall be an "Extension Consent"); provided, however, that failure by any Lender to make a timely response to the Borrower's request for extension of the Termination Date shall be deemed to constitute a refusal by such Lender to extend the Termination Date.

         (h) Lender Not Consenting. If by any Extension Consent Date the Borrower and the Administrative Agent have not received an Extension Consent from any Lender, the Termination Date, as it relates to such Lender, shall not be extended, the Commitment of such Lender shall terminate on the Termination Date applicable to it and any Loans made by such Lender, all accrued and unpaid interest thereon and all other amounts due under this Credit Agreement to such Lender shall be due and payable on the Termination Date applicable to it. Upon the termination of the Commitment of any such Lender, unless this Credit Agreement is amended as provided in Sections 2.1(j) or 2.1(k), the Aggregate Revolving Committed Amount shall be reduced by the amount of such terminated Commitment, and the Commitment Percentage of each other Lender shall be adjusted to that percentage obtained by dividing the Commitment of such Lender by the Aggregate Revolving Committed Amount after giving effect to such reduction.

         (i) Other Lenders. No refusal by any one Lender to consent to any extension of the Termination Date shall affect the extension of the Termination Date as it may relate to the Commitment and Loans of any Lender which consents to such extension as provided in Section 2.1(g), and one or more Lenders may consent to the extension of the Termination Date as it relates to them notwithstanding any refusal by any other Lenders so to consent; provided that even as to the consenting Lenders the Termination Date will be extended only upon consent to such an extension by Lenders holding more than 51% of the Aggregate Revolving Committed Amount.

         (j) Increase in Commitment of Other Lender or Lenders. If any Lender does not deliver an Extension Consent as provided in Section 2.1(g), the Borrower may offer each Lender which has delivered an Extension Consent as provided in Section 2.1(g) a reasonable opportunity to increase its Commitment by an amount equal to its pro-rata share (based on its Commitment before such increase) of the Commitment of the Lender which does not deliver an Extension Consent as provided in Section 2.1(g). After giving such Lenders such an opportunity, the Borrower may, with the approval of the Administrative Agent, amend this Credit Agreement to increase the Commitment of any other Lender or Lenders with the consent of such Lender or Lenders provided that such increase does not increase the Aggregate Revolving Committed Amount to an amount greater than the Aggregate Revolving Committed Amount in effect immediately before such expiration or termination.

         (k) Additional Lender or Lenders. If any Lender does not deliver an Extension Consent as provided in Section 2.1(g), upon the expiration of the Commitment of such Lender, the Borrower may, with the approval of the Administrative Agent, amend this Credit Agreement as provided in Section 10.6 to add one or more other Lenders as parties, with such Commitment or Commitments as may be agreed to by the Administrative Agent and such other Lender or Lenders, provided that such additions do not increase the Aggregate Revolving Committed Amount to an amount greater than the Aggregate Revolving Committed Amount in effect immediately before such expiration or termination.

         (l) Notice. The Administrative Agent shall promptly provide each of the Lenders with a copy of any amendment made pursuant to Section 2.1(j) or
Section 2.1(k).

                                    SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1      Default Rate.

         Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the interest rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Alternate Base Rate plus the Applicable Percentage).

         3.2      Extension and Conversion.

         The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as expressly provided otherwise in this Credit Agreement, LIBOR Rate Loans may be converted into Alternate Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) LIBOR Rate Loans may be extended, and Alternate Base Rate Loans may be converted into LIBOR Rate Loans, only if the conditions in Section 4.2 have been satisfied, (iii) Loans extended as, or converted into, LIBOR Rate Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), and (iv) any request for extension or conversion of a LIBOR Rate Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Administrative Agent prior to 11:00 A.M. on the Business Day of, in the case of the conversion of a LIBOR Rate Loan into a Alternate Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a LIBOR Rate Loan as, or conversion of a Alternate Base Rate Loan into, a LIBOR Rate Loan, the date of the proposed extension or conversion, specifying (A) the date of the proposed extension or conversion, (B) the Loans to be so extended or converted,
(C) the types of Loans into which such Loans are to be converted and, if appropriate, (D) the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in Section
4.2. In the event the Borrower fails to request extension or conversion of any LIBOR Rate Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such LIBOR Rate Loan shall be continued as a LIBOR Rate Loan at the end of the Interest Period applicable thereto for an Interest Period of one month. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

         3.3      Prepayments.

         (a) Voluntary Prepayments. Revolving Loans may be repaid in whole or in part without premium or penalty; provided that (i) LIBOR Rate Loans may be prepaid only upon three (3) Business Days' prior written notice to the Administrative Agent, and Alternate Base Rate Loans may be prepaid only upon at least one (1) Business Day's prior written notice to the Administrative Agent,
(ii) prepayments of LIBOR Rate Loans must be accompanied by payment of any amounts owing under Section 3.12, and (iii) partial prepayments shall be in minimum principal amount of $10,000,000, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Prepayments. If at any time, the aggregate principal amount of Loans shall exceed the Aggregate Revolving Committed Amount, the Borrower shall immediately make payment on the Loans in an amount sufficient to eliminate the deficiency.

         (c) Application. Unless otherwise specified by the Borrower, prepayments made hereunder shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

         3.4      Termination, Reduction and Increase of Commitments

         (a) Voluntary Reductions. The Commitments may be terminated or permanently reduced by the Borrower in whole or in part upon three (3) Business Days' prior written notice to the Administrative Agent; provided that (i) after giving effect to any voluntary reduction, the aggregate principal amount of Loans shall not exceed the Aggregate Revolving Committed Amount, as reduced, and
(ii) partial reductions shall be in minimum principal amounts of $10,000,000, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Reduction. The Commitments hereunder shall terminate on the Termination Date.

         (c) Increase in Commitments. The Borrower shall have the right upon at least fifteen (15) Business Days' prior written notice to the Administrative Agent to increase the Aggregate Revolving Committed Amount by up to $25,000,000, in a single increase, at any time on or after the Closing Date, subject, however, in any such case, to satisfaction of the following conditions precedent:

                  (i) no Default or Event of Default shall have occurred and be continuing on the date on which such Aggregate Revolving Committed Amount increase is to become effective;

                  (ii)     the representations and warranties set forth in
         Section 5 of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such Aggregate Revolving Committed Amount increase is to become effective (except to the extent they expressly relate to an earlier date);

                  (iii) on or before the date on which such Aggregate Revolving Committed Amount increase is to become effective, the Administrative Agent shall have received, for its own account, the mutually acceptable fees and expenses required by separate agreement of the Borrower and the Administrative Agent to be paid in connection with such increase;

                  (iv) such Aggregate Revolving Committed Amount increase shall be an integral multiple of $5,000,000 and shall in no event be less than $5,000,000; and

                  (v) such requested Aggregate Revolving Commitment increase shall be effective on such date only to the extent that, on or before such date, (A) the Administrative Agent shall have received and accepted a corresponding amount of Additional Commitment(s) pursuant to a commitment letter(s) acceptable to the Administrative Agent from one or more Lenders acceptable to the Administrative Agent and, with respect to any Lender that is not at such time a Lender hereunder, to the Borrower and (B) each such Lender has executed an agreement in the form of Schedule 3.4(c) hereto (each such agreement a "New Commitment Agreement"), accepted in writing therein by the Administrative Agent and, with respect to any Lender that is not at such time a Lender hereunder, by the Borrower, with respect to the Additional Commitment of such Lender.

         3.5      Fees.

         (a) Facility Fee. In consideration of the Commitments hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a facility fee (the "Facility Fee") equal to the Applicable Percentage per annum, prior to the Termination Date, on the average daily Aggregate Revolving Committed Amount in effect from time to time, and after the Termination Date, on the average daily aggregate Revolving Loans outstanding. The Facility Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Termination Date.

         (b) Utilization Fee. For each day that the principal amount of outstanding Loans hereunder is equal to or shall exceed an amount equal to fifty percent (50%) of the then Aggregate Revolving Committed Amount, the Borrower shall pay to the Administrative Agent for the pro rata benefit of the Lenders, a per annum fee equal to one-eighth of one percent (.125%) on the Utilized Commitment for such day (the "Utilization Fees"). The Utilization Fees, if any, shall be due and payable in arrears on the first Business Day after the end of each fiscal quarter of the Borrower (as well as on the Termination Date and on any date that the Commitment is reduced) for the immediately preceding fiscal quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

         (c) Administrative Agent's Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, an annual administrative fee and such other fees, if any, referred to in the Fee Letter (collectively, the "Administrative Agent's Fees").

         3.6      Computation of Interest and Fees.

                  (a) Interest payable hereunder with respect to Alternate Base Rate Loans based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Credit Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

                  3.7      Pro Rata Treatment and Payments.

                  (a) Each borrowing of Revolving Loans and any reduction of the Commitments shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment under this Credit Agreement or any Note shall be applied (i) first, to any Fees then due and owing, (ii) second, to interest then due and owing in respect of the Notes of the Borrower and (iii) third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any Fees pursuant to Sections 3.5(a) and (b) shall be made pro rata in accordance with the respective amounts due and owing. Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective amounts due and owing hereunder. Prepayments made pursuant to Section 3.3 shall be applied in accordance with such section. Each optional prepayment on account of principal of the Loans shall be applied in accordance with Section 3.3 and each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 3.3. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 3.13(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified in Section 10.2 in Dollars and in immediately available funds not later than 1:00 P.M. on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Allocation of Payments After Event of Default. Notwithstanding any other provision of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                           SECOND, to payment of any fees owed to the
                  Administrative Agent;

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                           FOURTH, to the payment of all of the Credit Party
                  Obligations consisting of accrued fees and interest (including, without limitation, accrued fees and interest arising under any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender);

                           FIFTH, to the payment of the outstanding principal
                  amount of the Credit Party Obligations (including, without limitation, the outstanding principal amount arising under any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Hedging Agreement is permitted by Section 7.1(e));

                           SIXTH, to all other Credit Party Obligations and
                  other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                           SEVENTH, to the payment of the surplus, if any, to
                  whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above.

                  3.8      Non-Receipt of Funds by the Administrative Agent.

                  (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

                  (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that such Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Rate.

                  (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 3.8 shall be conclusive in the absence of manifest error.

                  3.9      Inability to Determine Interest Rate.

         Notwithstanding any other provision of this Credit Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

                  3.10     Illegality.

         Notwithstanding any other provision of this Credit Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Credit Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law to Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable discretion to be material.

                  3.11     Requirements of Law.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject such Lender to any tax of any kind whatsoever with respect to any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                           (iii)    shall impose on such Lender any other
                  condition;

                  and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable discretion to be material.

                  (b) If (i) any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender in its sole discretion to be material and (ii) such Lender shall provide the Borrower, within thirty (30) days following its determination that such a reduction in its rate of return has occurred, with a certificate demanding such additional amount (the "Shortfall Amount") as shall be certified by such Lender as being required to compensate it for such reduction, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender the Shortfall Amount. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

                  (c) The agreements in this Section 3.11 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

                  3.12     Indemnity.

         The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

                  3.13     Taxes.

                  (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 3.13(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Credit Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the

         Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to Section 10.6 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender,
         (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Credit Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause (i) above, or (x) a certificate substantially in the form of
         Schedule 3.13 (any such certificate, a "3.13 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Credit Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Credit Agreement and any Note. Notwithstanding anything to the contrary contained in
         Section 3.13(a), but subject to the immediately succeeding sentence,
         (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.13(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.13(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.13, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 3.13(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

                  (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable discretion to be material.

                  (d) If the Borrower pays any additional amount pursuant to this Section 3.13 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this
         Section 3.13, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 3.13 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this
         Section 3.13 to the Borrower or any other party.

                  (e) The agreements in this Section 3.13 shall survive the termination of this Credit Agreement and the payment of the Notes and all other amounts payable hereunder.

                                    SECTION 4
                                   CONDITIONS

         4.1      Conditions to Closing.

         This Credit Agreement shall become effective upon, and the obligation of each Lender to make the initial Loans is subject to, the satisfaction of the following conditions precedent:

         (a)      Execution of Credit Agreement and Credit Documents. Receipt of
(i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender and (iii) an executed copy of the Three Year Credit Agreement, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

         (b) Legal Opinion. Receipt of a legal opinion of counsel to the Credit Parties relating to this Credit Agreement and the other Credit Documents and the transactions contemplated herein and therein, in form and substance reasonably acceptable to the Administrative Agent, which opinion shall include, without limitation, an opinion that the execution, delivery and performance of the Credit Documents and the performance of the transactions contemplated thereby will not conflict with, result in a breach of, require any consent or permit any acceleration of (or require repayment of) any Indebtedness of the Credit Parties or under any of the Credit Parties' corporate instruments and material agreements.

         (c) Financial Information. Receipt by the Administrative Agent of the financial information of the Borrower and its Subsidiaries referred to in
Section 5.1(a) and the three-year financial and operational projections for the Borrower and its Subsidiaries referred to in Section 5.1(b), in form and substance satisfactory to the Administrative Agent.

         (d) Absence of Legal Proceedings. Except as set forth on Schedule 5.6, the absence of any material pending or threatened action, suit, investigation, proceeding, bankruptcy or insolvency, injunction, order or claim with respect to the Borrower or any of its Subsidiaries.

         (e) Corporate Documents. Receipt of the following (or their equivalent) for each Credit Party, each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of such Credit Party as of the Closing Date to be true and correct and in force and effect pursuant to a certificate substantially in the form attached hereto as Schedule 4.1(e):

                  (i) Articles of Incorporation. Copies of the articles of incorporation or charter documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization.

                  (ii) Resolutions. Copies of resolutions of the Board of Directors or comparable managing body approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof.

                  (iii) Bylaws. Copies of the bylaws, operating agreement or partnership agreement certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                  (iv) Good Standing. Copies, where applicable, of certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate Governmental Authorities of the State of organization and each other State in which the failure to so qualify and be in good standing would be reasonably likely to have a Material Adverse Effect.

         (f) Fees. Receipt by the Administrative Agent and the Lenders of all fees, if any, then owing pursuant to the Fee Letter, Section 3.5 or pursuant to any Credit Document.

         (g) Account Designation Letter. Receipt by the Administrative Agent of an executed counterpart of the Account Designation Letter.

         (h) Officer's Certificate. Receipt by the Administrative Agent of a certificate of a Responsible Officer certifying that (i) each of the Borrower and the Guarantors is solvent as of the Closing Date and (ii) the Borrower is in pro forma compliance with all of the covenants in Section 6.7 both before and after giving effect to any Loans to be made on the Closing Date.

         (i) Payment Instructions. Receipt by the Administrative Agent of payment instructions with respect to each wire transfer to be made by the Administrative Agent on behalf of the Lenders or the Borrower on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer.

         (j) No Material Adverse Effect. Except as set forth on Schedule 4.1(j), no Material Adverse Effect shall have occurred since December 31, 2000 (other than as has been publicly disclosed from December 31, 2000 to January 24, 2002 in filings with the Securities and Exchange Commission or in press releases that have been widely distributed (e.g. PR Newswire or Dow Jones Newswire)).

         (k) Consolidated EBITDA. Receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that Consolidated EBITDA for the twelve-month period ending on the last day of the last complete calendar quarter immediately preceding the Closing Date was not less than $200,000,000.

         (l) Evidence of Insurance. The Administrative Agent shall be satisfied that the Borrower has in effect insurance policies for liability, casualty and business interruption on terms and in coverage amounts comparable to the industry standard applicable to the Borrower's assets and operations.

         (m) Existing Indebtedness. All of the existing Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than Indebtedness permitted to exist pursuant to Section 7.1) shall be repaid in full and terminated and all security interests and Liens related thereto (if any) shall be terminated and released on the Closing Date.

         (n) Consents. The Administrative Agent shall have received evidence that all necessary governmental, corporate, shareholder and third party consents and approvals, if any, in connection with the financings and other transactions contemplated hereby have been received and no condition exists which would reasonably be likely to restrain, prevent or impose any material adverse conditions on the transactions contemplated hereby.

         (o) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Administrative Agents and the Required Lenders.

         4.2      Conditions to All Loans.

         The obligation of each Lender to make any Loan hereunder (including the initial Loans to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Loan:

         (a) Representations and Warranties. The representations and warranties made by any Credit Party herein or in any other Credit Document or which are contained in any certificate furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects on and as of the date of such Loan as if made on and as of such date (except for those which expressly relate to an earlier date).

         (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

         Each request for a Loan (including extensions and conversions) and each acceptance by the Borrower of a Loan (including extensions and conversions) shall be deemed to constitute a representation and warranty by each of the Credit Parties as of the date of such Loan that the conditions in subsections
(a) and (b) of this Section have been satisfied.

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Credit Agreement and to make Loans herein provided for, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

         5.1      Financial Condition.

         (a) Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders), have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, and present fairly in all material respects the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments:

                  (i) audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries dated as of December 31, 2000, together with related statements of income and cash flows certified by Deloitte & Touche LLP, certified public accountants; and

                  (ii) a company-prepared consolidated condensed balance sheet of the Borrower and its consolidated Subsidiaries dated as of December 31, 2001, together with related consolidated condensed statements of income and cash flows for the period from January 1, 2001 through December 31, 2001.

         (b) The three-year financial and operations projections of the Borrower and its Subsidiaries have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made.

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

         5.2      No Material Adverse Change.

         Except as set forth on Schedule 4.1(j), since December 31, 2000, there has not occurred a change in the business, assets, liabilities (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole which is reasonably likely to have a Material Adverse Effect (other than as has been publicly disclosed from December 31, 2000 to January 24, 2002 in filings with the Securities and Exchange Commission or in press releases made by the Borrower in financial publications that have been widely distributed (e.g. PR Newswire or Dow Jones Newswire) or through publication on the Borrower's website).

         5.3      Organization; Existence.

         Each Credit Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect.

         5.4      Power; Authorization; Enforceable Obligations.

         Each Credit Party has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of extensions of credit by the Borrower or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Credit Parties. Each Credit Document to which it is a party constitutes a valid and legally binding obligation of each Credit Party enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5.5      Conflict.

         The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the proceeds of the Loans will not (a) violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries (except those as to which waivers or consents have been obtained),
(b) conflict with, result in a breach of or constitute a default under (i) the articles of incorporation, bylaws or other organizational documents of such Person, (ii) any material indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or (iii) any approval of any Governmental Authority relating to such Person, or (c) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any Material Contract.

         5.6      No Material Litigation.

         No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against any Credit Party or any of its Subsidiaries or against any of their respective properties which (a) relates to the Credit Documents or any of the transactions contemplated hereby or thereby or (b) is reasonably likely to have a Material Adverse Effect. Set forth on
Schedule 5.6 is a summary of material litigation matters pending as of the Closing Date.

         5.7      No Default.

         No Default or Event of Default has occurred and is continuing.

         5.8      Taxes.

         Each of the Credit Parties and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither any of the Credit Parties nor any of its Subsidiaries are aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         5.9      ERISA

         Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

         5.10     Governmental Regulations, Etc.

         (a) No part of the proceeds of the Loans hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No Indebtedness being reduced or retired out of the proceeds of the Loans hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. Neither the execution and delivery hereof by the Borrower, nor the performance by it of any of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

         (b) None of the Credit Parties is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.11     Subsidiaries.

         Set forth on Schedule 5.11 is a list of all the Subsidiaries of the Credit Parties as of the Closing Date, including a list of the Material Domestic Subsidiaries of the Borrower, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

         5.12     Use of Proceeds.

         The Loans will be used solely (a) to refinance certain existing Indebtedness, (b) to provide general working capital and (c) for other general corporate purposes.

         5.13     Compliance with Laws; Contractual Obligations.

         Each Credit Party and each Subsidiary is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Credit Parties is in default under or with respect to any of its contractual obligations in any respect which could reasonably be expected to have a Material Adverse Effect.

         5.14     Accuracy and Completeness of Information.

         As of the Closing Date, to the best of the Borrower's knowledge, no representation or warranty of the Borrower or any of its Subsidiaries contained in this Credit Agreement or any other Credit Document or in any other document, certificate or written statement furnished to the Lenders by or on behalf of the Borrower or any of its Subsidiaries contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such agreements, documents, certificates and statements not misleading in light of the circumstances in which the same were made.

         5.15     Environmental Matters.

         (a) The Borrower and each of its Subsidiaries is in compliance in all material respects with all Environmental Laws the non-compliance with which could reasonably be expected to have a Material Adverse Effect.

         (b) There has been no "release or threatened release of a hazardous substance" (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance, pollutant or other materials from the Borrower's or its Subsidiaries' property other than as permitted under applicable Environmental Law and other than those which would not have a Material Adverse Effect. Other than disposals (i) for which the Borrower has been indemnified in full or (ii) which would not have a Material Adverse Effect, all "hazardous waste" (as defined by the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901 et seq. (1976) and the regulations thereunder, 40 CFR Part 261 ("RCRA")) generated at the Borrower's or any Subsidiaries' properties have in the past been and shall continue to be disposed of at sites which maintain valid permits under RCRA and any applicable state or local Environmental Law.

         5.16     Solvency.

         The fair saleable value of the Credit Parties' assets taken as a whole, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. None of the Credit Parties (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay such debts as they become due.

         5.17     No Burdensome Restrictions.

         None of the Borrower or any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.18     Material Contracts.

         Schedule 5.18 sets forth a true and correct and complete list of all Material Contracts currently in effect as of the Closing Date. All of the Material Contracts are in full force and effect and no material defaults currently exist thereunder.

         5.19     Insurance.

         The Borrower and its Subsidiaries maintain insurance policies for liability, casualty and business interruption on terms and in coverage amounts comparable to the industry standard applicable to the assets and operations of the Borrower and its Subsidiaries.

                                    SECTION 6
                              AFFIRMATIVE COVENANTS

         The Credit Parties covenant and agree that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or under any other Credit Document or in connection herewith or therewith have been paid in full, the Credit Parties shall, and shall cause each Subsidiary to:

         6.1      Financial Statements.

         Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

         (a) Audited Financial Statements. As soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, an audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of the fiscal year and the related consolidated and consolidating statements of income, retained earnings, shareholders' equity and cash flows for the year, audited by an independent certified public accounting firm of nationally recognized standing, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification.

         (b) Company-Prepared Financial Statements. As soon as available, but in any event within 45 days after the end of each fiscal quarters of the Borrower, a company-prepared consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of the quarter and related company-prepared consolidated and consolidating statements of income, retained earnings, shareholders' equity and cash flows for such quarterly period and for the fiscal year to date; in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

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

All such financial statements shall fairly present in all material respects the financial condition of the Borrower (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in Section 1.3.

         6.2      Certificates; Other Information.

         Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

         (a) Officer's Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and 6.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period each Credit Party has observed or performed its covenants and other agreements hereunder and under the other Credit Documents, and satisfied the conditions contained in this Credit Agreement to be observed, performed or satisfied by it (except to the extent waived in accordance with the provisions hereof) and (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate. Such certificate shall include the calculations required to indicate compliance with Section 6.7 as of the last day of the period covered by such financial statements. A form of Officer's Certificate is attached as Schedule 6.2(a).

         (b) Public Information. Promptly after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 6.1) and other financial information which any Credit Party sends to its public stockholders, and promptly after the same are filed, copies of all financial statements and non-confidential reports which any Credit Party may make to, or file with, the Securities and Exchange Commission or any successor or analogous United States Governmental Authority.

         (c) Other Information. Promptly, such additional financial and other information as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         6.3      Notices.

         Give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

         (a)      Defaults. Promptly (but in any event within two (2) Business
Days), after any Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default.

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

         (b) Legal Proceedings. Promptly, any litigation, or any investigation or proceeding (including without limitation, any environmental proceeding) known to a Credit Party and not set forth on Schedule 5.6, relating to a Credit Party or any of its Subsidiaries which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

         (c) ERISA. Promptly, (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

         (d) Change in Debt Rating. Promptly, any change in the Borrower's Debt Rating as provided by S&P or Moody's.

         (e) Change in Fiscal Year. Promptly, any change in the fiscal year of the Borrower or any of its Subsidiaries.

         (f) Other. Promptly, any other development or event which a Responsible Officer of the Borrower determines is reasonably likely to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         6.4 Maintenance of Existence; Compliance with Laws; Contractual Obligations.

         (a) Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business.

         (b) Comply with all Requirements of Law (including, without limitation, all Environmental Laws and ERISA) applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

         (c) Fully perform and satisfy all of its obligations under all of its contractual obligations except to the extent that failure to perform and satisfy such obligations would not, in the aggregate, have a Material Adverse Effect.

         6.5      Maintenance of Property; Insurance.

         Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability, business interruption and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

         6.6      Inspection of Property; Books and Records; Discussions.

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent, the Administrative Agent to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the Credit Parties and their Subsidiaries with officers and employees of the Credit Parties and their Subsidiaries and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Borrower.

         6.7      Financial Covenants.

         (a) Consolidated Net Worth. Maintain Consolidated Net Worth at all times (which shall be calculated as of the end of each fiscal quarter) of not less than $100,000,000 plus 50% of Consolidated Net Income (if positive) from the Closing Date to the date of computation.

         (b) Leverage Ratio. Maintain a Leverage Ratio at all times (which shall be calculated as of the end of each fiscal quarter) of not greater than
3.00 to 1.00.

         6.8      Use of Proceeds.

         Use the Loans solely for the purposes provided in Section 5.12.

         6.9      Additional Guarantors.

         Cause each of the Borrower's Material Domestic Subsidiaries which is not a party to this Credit Agreement, whether newly formed, after acquired or otherwise existing, to promptly become a "Guarantor" hereunder by way of execution of a Joinder Agreement.

         6.10     Payment of Obligations.

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its taxes (Federal, state, local and any other taxes) and all its other obligations and liabilities of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations and liabilities, except when the amount or validity of such obligations, liabilities and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with

GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

         6.11     Environmental Laws.

         (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

         (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors and affiliates, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Credit Parties or any of their Subsidiaries or their Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

                                    SECTION 7
                               NEGATIVE COVENANTS

         The Credit Parties covenant and agree that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or under any other Credit Document or in connection herewith or therewith have been paid in full, the Credit Parties shall not and shall not permit any Subsidiary to:

         7.1      Indebtedness.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

         (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

         (b) Indebtedness of the Borrower and its Subsidiaries existing as of the Closing Date as referenced in the financial statements referenced in
Section 5.1 (and set out more specifically in Schedule 7.1(b)) hereto and renewals, refinancings, extensions or replacements thereof in a principal amount not in excess of that outstanding as of the Closing Date;

         (c) Indebtedness of the Borrower and its Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such Indebtedness shall not exceed $25,000,000 at any time outstanding;

         (d) Unsecured intercompany Indebtedness among the Credit Parties, provided that any such Indebtedness shall be fully subordinated to the Credit Party Obligations hereunder on terms reasonably satisfactory to the Administrative Agent;

         (e) Indebtedness and obligations owing under Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

         (f) Indebtedness and obligations of Credit Parties owing under documentary letters of credit for the purchase of goods or other merchandise generally;

         (g) Guaranty Obligations in respect of Indebtedness of a Credit Party to the extent such Indebtedness is permitted to exist or be incurred pursuant to this Section 7.1;

         (h) obligations in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness;

         (i) unsecured Indebtedness of Foreign Subsidiaries to the extent that any such Indebtedness is non-recourse to the Borrower or any Domestic Subsidiary; and

         (j) other unsecured Indebtedness of the Borrower which does not exceed $200,000,000 in the aggregate at any time outstanding.

         7.2      Liens.

         Each of the Credit Parties will not, nor will it permit any Material Domestic Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

         7.3      Nature of Business.

         Each of the Credit Parties will not, nor will it permit any Material Domestic Subsidiary to, alter the character of its business in any material respect from that conducted as of the Closing Date (it being understood and agreed that any consumer packaged goods line of business shall be deemed to be within the character of the Credit Parties' businesses).

         7.4      Consolidation, Merger, Sale or Purchase of Assets, etc.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to,

         (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                  (i) the sale, transfer, lease or other disposition of inventory (whether current, obsolete or excess) and materials in the ordinary course of business;

                  (ii) the sale, transfer or other disposition of cash and Cash Equivalents;

                  (iii) (A) the disposition of property or assets as a direct result of a Recovery Event or (B) the sale, lease, transfer or other disposition of machinery, parts and equipment no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, so long as the net proceeds therefrom are used to replace such machinery, parts and equipment or to purchase or otherwise acquire new assets or property within 180 days of receipt of the net proceeds;

                  (iv) the sale, lease or transfer of property or assets between Credit Parties;

                  (v) any sale of Transferred Assets by such Person to a Receivables Financier in connection with a Permitted Receivables Financing;

                  (vi) the sale of assets attributable to the Borrower's (A) Argentinean operations and (B) Armour food business; and

                  (vii) the sale, lease or transfer of property or assets not to exceed $20,000,000 in the aggregate in any fiscal year;

         provided, that, in the case of clauses (ii), (iii), (vi) and (vii) above, at least 75% of the consideration received therefor by the Borrower or any such Subsidiary is in the form of cash or Cash Equivalents; or

         (b) (i) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) the property or assets of any Person (other than purchases or other acquisitions of inventory, materials, property and equipment in the ordinary course of business, except as otherwise limited or prohibited herein) or (ii) enter into any transaction of merger or consolidation, except for (A) investments or acquisitions permitted pursuant to Section 7.5, and (B) the merger or consolidation of a Credit Party with and into another Credit Party; provided that if the Borrower is a party thereto, the Borrower will be the surviving corporation.

         7.5      Advances, Investments and Loans.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, make any Investment except for Permitted Investments.

         7.6      Transactions with Affiliates.

         Except as permitted in subsection (iv) of the definition of Permitted Investments, each of the Credit Parties will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

         7.7      Fiscal Year; Organizational Documents; Material Contracts.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders. Each of the Credit Parties will not, nor will it permit any Subsidiary to, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.

         7.8      Limitation on Restricted Actions.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 7.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, or (iv) any Permitted

Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         7.9      Restricted Payments.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries) and (c) the Borrower may pay dividends so long as, after giving effect thereto on a pro forma basis, no Default or Event of Default shall exist.

         7.10     Sale Leasebacks.

         The Credit Parties will not, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, in an aggregate amount exceeding $40,000,000 at any time outstanding (a) which any Credit Party has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or (b) which any Credit Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party to another Person which is not another Credit Party in connection with such lease.

         7.11     No Further Negative Pledges.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 7.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and
(c) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

                                    SECTION 8
                                EVENTS OF DEFAULT

         8.1      Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

         (a) The Borrower shall fail to pay any principal on any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or any Fee or other amount payable hereunder when due in accordance with the terms hereof and such failure shall continue unremedied for three (3) Business Days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder within the aforesaid period of time); or

         (b) Any representation or warranty made or deemed made herein or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Credit Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

         (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Sections 6.3(a), 6.4(a) or 6.7 or in Section 7; or (ii) any Credit Party shall fail to comply with any other covenant contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a), 7.1(b) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty (30) days after the earlier to occur of (A) a Responsible Officer obtaining knowledge thereof or
(B) notice thereof received from the Administrative Agent of its occurrence; or

         (d) Any Credit Party or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $15,000,000 in the aggregate for the Credit Parties and their Subsidiaries beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least $15,000,000 in the aggregate for the Credit Parties and their Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (iii) default in the due performance or observance of any term, covenant or agreement under any Material Contract which results in liabilities or damages in excess of $25,000,000 in the aggregate; or

         (e) (i) Any Credit Party or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Credit Party or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii), or (iii) above; or (v) any Credit Party or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (f) Any final, non-appealable judgments or decrees shall be entered against any Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $25,000,000 or more and any such judgments or decrees shall not have been paid and satisfied, vacated, discharged or stayed within 10 days from the entry thereof; or

         (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

         (h)      There shall occur a Change of Control; or

         (i) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

         (j) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the rights, powers and privileges purported to be created thereby, or any Credit Party or any Person acting by or on behalf of any Credit Party shall deny or disaffirm any Credit Party Obligation.

         8.2      Acceleration; Remedies.

         Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, or upon the request and direction of the Required Lenders shall, by written notice to the Borrower take any of the following actions:

                  (i) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (ii) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations (including, without limitation, Fees) of any and every kind owing by any Credit Party to the Administrative Agent and/or any of the Lenders hereunder to be due, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party.

                  (iii) Enforcement of Rights. Exercise any and all rights and remedies created and existing under the Credit Documents, whether at law or in equity.

                  (iv) Rights Under Applicable Law. Exercise any and all rights and remedies available to the Administrative Agent or the Lenders under applicable law.

Notwithstanding the foregoing, if an Event of Default specified in Section 8.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Administrative Agent or the Lenders, all of which are hereby waived by the Borrower.

                                    SECTION 9
                                AGENCY PROVISIONS

         9.1      Appointment.

         Each Lender hereby irrevocably designates and appoints First Union as the Administrative Agent of such Lender under this Credit Agreement, and each such Lender irrevocably authorizes First Union, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Credit Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Credit Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or otherwise exist against the Administrative Agent.

         9.2      Delegation of Duties.

         The Administrative Agent may execute any of its duties under this Credit Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

         9.3      Exculpatory Provisions.

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Credit Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Credit Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Credit Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by any Credit Party of any of the agreements contained in, or conditions of, this Credit Agreement, or to inspect the properties, books or records of any Credit Party.

         9.4      Reliance by Administrative Agent.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or

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

transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Credit Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         9.5      Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

         9.6      Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and

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

creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         9.7      Indemnification.

         The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment. The agreements in this Section 9.7 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

         9.8      Administrative Agent in Its Individual Capacity.

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         9.9      Successor Administrative Agent.

         The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Credit Agreement and the other Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean

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

such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Credit Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.

                                   SECTION 10
                                  MISCELLANEOUS

         10.1     Amendments, Waivers and Release of Collateral.

         Neither this Credit Agreement, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Credit Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Credit Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, waiver, supplement, modification or release shall:

                  (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (except in connection with a waiver of interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby; or

                  (ii)     amend, modify or waive any provision of this Section
         10.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders; or

                  (iii) amend, modify or waive any provision of Section 9 without the written consent of the then Administrative Agent; or

                  (iv) release all or substantially all of the Guarantors from their obligations under the Guaranty, without the written consent of all of the Lenders; or

                  (v) amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all the Lenders;

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

provided, further, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action.

         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default permanently waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Section 9 (other than the provisions of Section 9.9); provided, however, that the Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a) from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided further, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         10.2     Notices.

         All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid (or pursuant to an invoice arrangement) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case addressed as follows in the case of the Borrower, the other Credit Parties and the Administrative Agent, and as set forth on Schedule 10.2 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

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

                  if to the Borrower or any other Credit Party:

                           Mr. Conrad A. Conrad
                           Executive Vice President & Chief Financial Officer The Dial Corporation
                           15501 North Dial Boulevard
                           Scottsdale, Arizona 85260-1619

                           with a copy to:

                           Mr. Christopher J. Littlefield
                           Senior Vice President and General Counsel
                           The Dial Corporation
                           15501 North Dial Boulevard
                           Scottsdale, Arizona 85260-1619
                           Telephone: 480-754-5267
                           Telecopy: 480-754-5266

                  if to the Administrative Agent:

                           First Union National Bank
                           Charlotte Plaza
                           201 South College Street, CP-23
                           Charlotte, North Carolina  28288-0680
                           Attn:    Syndication Agency Services
                           Telephone: 704-383-6674
                           Telecopy: 704-383-0835

                           with a copy to:

                           First Union National Bank
                           301 South College Street, DC-5
                           Charlotte, North Carolina 28288
                           Attn: Mr. Roger Pelz
                           Telephone: 704-374-6060
                           Telecopy: 704-374-6319

         10.3     No Waiver; Cumulative Remedies.

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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         10.4     Survival of Representations and Warranties.

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Credit Agreement and the Notes and the making of the Loans; provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all Credit Party Obligations have been paid in full.

         10.5     Payment of Expenses and Taxes.

         The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Arranger for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Credit Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent and the Arranger, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Credit Agreement and the other Credit Documents, including, without limitation, the reasonable out-of-pocket fees and disbursements of counsel to the Administrative Agent and to the Lenders, and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment. The agreements in this Section 10.5 shall survive repayment of the Loans, Notes and all other Credit Party Obligations.

         10.6     Successors and Assigns; Participations; Purchasing Lenders.

         (a) This Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its

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rights or obligations under this Credit Agreement or the other Credit Documents without the prior written consent of each Lender.

         (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Credit Agreement to the other parties to this Credit Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Credit Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Credit Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any Participant if the Participant's participation is not increased as a result thereof), (ii) release all or substantially all of the Guarantors from their obligations under the Guaranty, or (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Credit Agreement. In the case of any such participation, the Participant shall not have any rights under this Credit Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; provided that each Participant shall be entitled to the benefits of Sections 3.10, 3.11, 3.12 and 10.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided further, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell or assign to any Lender or any Affiliate or Related Fund thereof and, with the consent of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions or entities ("Purchasing Lenders"), all or any part of its rights and obligations under this Credit Agreement and the Notes in minimum amounts of $5,000,000 with respect to its Commitment and Loans (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer

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Supplement, executed by such Purchasing Lender and such transferor Lender (and, to the extent required above, the Administrative Agent and the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an existing Lender shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and
(y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Credit Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Credit Agreement, such transferor Lender shall cease to be a party hereto; provided, however, that such Lender shall still be entitled to any indemnification rights hereunder). Such Commitment Transfer Supplement shall be deemed to amend this Credit Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Credit Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

         (d) The Administrative Agent shall maintain at its address referred to in Section 10.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,500.00 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment

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

Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

         (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Credit Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries prior to becoming a party to this Credit Agreement, in each case subject to Section 10.16.

         (g) At the time of each assignment pursuant to this Section 10.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 3.13 Certificate) described in Section 3.13.

         (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Credit Agreement (including, without limitation, any right to payment of principal and interest under any Note) to any Federal Reserve Bank in accordance with applicable laws.

         10.7     Adjustments; Set-off.

         (a) Each Lender agrees that if any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1(e), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to any Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or

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final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of any Credit Party, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower and the other Credit Parties to such Lender hereunder and claims of every nature and description of such Lender against the Borrower and the other Credit Parties, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against any Credit Party or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of any such Credit Party, or against anyone else claiming through or against any such Credit Party or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the applicable Credit Party and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.8     Table of Contents and Section Headings.

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Credit Agreement.

         10.9     Counterparts.

         This Credit Agreement may be executed by one or more of the parties to this Credit Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

         10.10    Effectiveness.

         This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent (or counsel to the Administrative Agent) or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

         10.11    Severability.

         Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition

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or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.12    Integration.

         This Credit Agreement and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

         10.13    Governing Law.

         This Credit Agreement and the other Credit Documents and the rights and obligations of the parties under this Credit Agreement and the other Credit Documents shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

         10.14    Consent to Jurisdiction and Service of Process.

         All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Credit Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement, any Note or any other Credit Document from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

         10.15    Arbitration.

         (a) Notwithstanding the provisions of Section 10.14 to the contrary, upon demand of any party hereto, whether made before or within three
(3) months after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Credit Agreement and other Credit Documents ("Disputes") between or among parties to this

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Credit Agreement shall be resolved by binding arbitration as provided herein.
Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Credit Agreement.

         Arbitration shall be conducted under and governed by the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in New York, New York. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein.

         (b) Notwithstanding the preceding binding arbitration provisions, the Administrative Agent, the Lenders, the Borrower and the other Credit Parties agree to preserve, without diminution, certain remedies that the Administrative Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Administrative Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (ii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         (d) By execution and delivery of this Credit Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in New York, New York and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement from which no appeal has been taken or is available.

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         10.16    Confidentiality.

         The Administrative Agent and each of the Lenders agrees that it shall not disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Credit Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 10.16, (b) as may be required in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 10.6; provided that such prospective transferee shall have been made aware of this Section 10.16 and has agreed to be bound thereby or (e) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications.

         10.17    Acknowledgments.

         The Borrower and the other Credit Parties each hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Credit Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

         (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

         10.18    Waivers of Jury Trial.

         THE BORROWER, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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                                   SECTION 11
                                    GUARANTY

         11.1     The Guaranty.

         In order to induce the Lenders to enter into this Credit Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: the Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations. If any or all of the Credit Party Obligations becomes due and payable hereunder, each Guarantor unconditionally promises to pay such Credit Party Obligations to the Administrative Agent and the Lenders, or order, or demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         11.2     Bankruptcy.

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all Credit Party Obligations of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 8.1(e), and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

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         11.3     Nature of Liability.

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Credit Party Obligations of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Credit Party Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the Credit Party Obligations which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         11.4     Independent Obligation.

         The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         11.5     Authorization.

         Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Credit Party Obligations or any part thereof in accordance with this Credit Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the Credit Party Obligations and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

         11.6     Reliance.

         It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         11.7     Waiver.

         (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the Credit Party Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Credit Party Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Credit Party Obligations. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Credit Party Obligations have been paid in full. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

         (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Credit Party Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Credit Party Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

         (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the Credit Party Obligations of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Credit Party Obligations shall have been paid in full and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Credit Party Obligations of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the Credit Party Obligations of the Borrower until such time as the Credit Party Obligations shall have been paid in full and the Commitments have been terminated.

         11.8     Limitation on Enforcement.

         The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Credit Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

         11.9     Confirmation of Payment.

         The Administrative Agent and the Lenders will, upon request after payment of the Credit Party Obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the Credit Party Obligations have been paid in full and the Commitments relating thereto terminated, subject to the provisions of Section 11.2.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           THE DIAL CORPORATION

                                    By:_________________________
                                    Name:
                                    Title:

                                    By:_________________________
                                    Name:
                                    Title:

GUARANTORS:                         DIAL BRANDS, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL BRANDS HOLDING, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL INTERNATIONAL, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                      [Signature Pages Continue]

GUARANTORS cont.:                   DIAL BENEFITS MANAGEMENT
                                    CORPORATION

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL POST-RETIREMENT LIABILITIES
                                    MANAGEMENT COMPANY

                                    By:_________________________
                                    Name:
                                    Title:

                                      [Signature Pages Continue]

LENDERS:                            FIRST UNION NATIONAL BANK,
                                    individually in its capacity as a
                                    Lender and in its capacity as Administrative
                                    Agent

                                    By:__________________________
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A.

                                    By:__________________________
                                    Name:
                                    Title:

                                    BANK ONE, NA

                                    By:__________________________
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS LOS ANGELES
                                    BRANCH

                                    By:__________________________
                                    Name:
                                    Title:

                                 Schedule 1.1-1

                         NOTICE OF ACCOUNT DESIGNATION

                                     [Date]

First Union National Bank
201 S. College St., CP8
Charlotte, NC  28288-0680
Attn: Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you by THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), under the 364-Day Credit Agreement dated as of March 27, 2002 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the Lenders party thereto and FIRST UNION NATIONAL BANK, as Administrative Agent.

         The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Borrower shall designate, in writing to the Administrative Agent, one or more other accounts:

                               [_______________________]
                               ABA Routing Number [_______]
                               Account #[__________]

         Notwithstanding the foregoing, on the closing date of the Credit Agreement, funds borrowed under the Credit Agreement shall be sent to the institutions and/or persons designated on the attached payment instructions.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this ____ day of _________, 2002.

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 Schedule 1.1-2

                                 PERMITTED LIENS

None

                                 Schedule 2.1(a)

                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS

                                                Revolving
                                                Committed                    Commitment
Lender                                           Amount                      Percentage
------                                           ------                      ----------
First Union National Bank                      $22,500,000                 30.0000000000%
Bank of America, N.A.                          $20,000,000                 26.6666666667%
Bank One, NA                                   $16,250,000                 21.6666666667%
Credit Lyonnais Los Angeles Branch             $16,250,000                 21.6666666667%

Total:                                         $75,000,000                100.0000000000%

                               Schedule 2.1(b)(i)

                                    [FORM OF]
                          NOTICE OF BORROWING FOR LOANS

                                     [Date]

First Union National Bank, as Administrative Agent
 under the Credit Agreement referred to below
201 S. College St., CP8
Charlotte, NC  28288-0680
Attn: Syndication Agency Services

Ladies and Gentlemen:

         Pursuant to subsection 2.1(b)(i) of the 364-Day Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and other financial institutions from time to time party thereto (the "Lenders") and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders, the Borrower hereby requests that the following:

I.       Revolving Loans be made on [date] as follows (the "Proposed
         Borrowing"):

                  (1) Total Amount of Loans                $ ___________________

                  (2) Amount of (1) to be allocated
                      to LIBOR Rate Loans                  $ ___________________

                  (3) Amount of (1) to be allocated
                      to Alternate Base Rate Loans         $ ___________________

                  (4) Interest Periods and amounts to
                      be allocated thereto in respect
                      of LIBOR Rate Loans (amounts must
                      total (2)):

                           (i)   one month                 $ ___________________

                           (ii)  two months                $ ___________________

                           (iii) three months              $ ___________________

                           (iv)  six months                $ ___________________

                           Total LIBOR Rate Loans          $ ___________________

           NOTE: BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A)
           $5,000,000 WITH RESPECT TO LIBOR RATE LOANS AND $1,000,000

           INCREMENTS IN EXCESS THEREOF AND (B) $1,000,000 WITH
           RESPECT TO ALTERNATE BASE RATE LOANS AND $1,000,000
           INCREMENTS IN EXCESS THEREOF.

         Terms defined in the Credit Agreement shall have the same meanings when used herein.

         The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

                  (A) the applicable representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                    Very truly yours,

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 Schedule 2.1(e)

                                    [FORM OF]
                                 REVOLVING NOTE

$_____________________                                            March 27, 2002

         FOR VALUE RECEIVED, the undersigned, THE DIAL CORPORATION, a Delaware corporation hereby unconditionally promises to pay, on the Termination Date (as defined in the Credit Agreement referred to below), to the order of ___________ (the "Lender") at the office of First Union National Bank located at One First Union Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) ________________ DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

         The holder of this Note is authorized to endorse the date and amount of each Loan pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

         This Note is one of the Notes referred to in the 364-Day Credit Agreement dated as of the date hereof among the Borrower, the Guarantors identified therein, the Lender, the other banks and financial institutions from time to time parties thereto and First Union National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                   SCHEDULE 1
                                       to
                                 Revolving Note

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                Principal
         Amount     Type                                          Paid
           Of        of     Interest     Interest    Maturity      or       Principal   Notation
 Date     Loan     Loan(1)    Rate        Period       Date     Converted    Balance    Made By
 ----     ----     ----       ----        ------       ----     ---------    -------    -------
______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

______   _______   ______   __________   _________   ________   _________   _________   ________

         -------------------------
         (1) The type of Loan may be represented by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.

                                  Schedule 3.2

                                    [FORM OF]
                         NOTICE OF CONVERSION/EXTENSION

                                     [Date]

First Union National Bank, as Administrative Agent
  under the Credit Agreement referred to below
201 S. College St., CP8
Charlotte, NC  28288-0680
Attn: Syndication Agency Services

Ladies and Gentlemen:

         Pursuant to Section 3.2 of the 364-Day Credit Agreement dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and other financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders, the Borrower hereby requests conversion or extension of the following Loans be made on [date] as follows (the "Proposed Conversion/Extension"):

         (1)      Total Amount of Loans to be
                  converted/extended                       $____________________

         (2)      Amount of (1) to be allocated
                  to LIBOR Rate Loans                      $____________________

         (3)      Amount of (1) to be allocated
                  to Alternate Base Rate Loans             $____________________

         (4)      Interest Periods and amounts to be
                  allocated thereto in respect of LIBOR
                  Rate Loans (amounts must total (2)):

                  (i)      one month         $_____________

                  (ii)     two months        $_____________

                  (iii)    three months      $_____________

                  (iv)     six months        $_____________

                  Total LIBOR Rate Loans                   $____________________

         NOTE: BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) $5,000,000 WITH RESPECT TO LIBOR RATE LOANS AND $1,000,000 INCREMENTS IN

         EXCESS THEREOF AND (B) $1,000,000 WITH RESPECT TO ALTERNATE BASE RATE LOANS AND $1,000,000 INCREMENTS IN EXCESS THEREOF.

         Terms defined in the Credit Agreement shall have the same meanings when used herein.

         The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the-date of the Proposed
Conversion/Extension:

                  (A) the applicable representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Conversion/Extension and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Conversion/Extension (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Conversion/Extension or from the application of the proceeds thereof.

                                    Very truly yours,

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 Schedule 3.4(c)

                                    [FORM OF]
                            NEW COMMITMENT AGREEMENT

         Reference is made to the 364-Day Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the banks and other financial institutions from time to time party thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Loans in accordance with the provisions of Section 2.1 of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of Additional Commitment                 $_______________________________

Effective Date of Additional Commitment         ________________________________

The terms set forth above
are hereby agreed to:

[Lender]

By:_________________________________________
Name:_______________________________________
Title:______________________________________

CONSENTED TO (as required by the Credit Agreement):

FIRST UNION NATIONAL BANK, as Administrative Agent

By:_________________________________________
Name:_______________________________________
Title:______________________________________

THE DIAL CORPORATION

By:_________________________________________
Name:_______________________________________
Title:______________________________________

                                  Schedule 3.13

                            SECTION 3.13 CERTIFICATE

         Reference is hereby made to the 364-Day Credit Agreement dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the several banks and other financial institutions from time to time parties thereto (individually, a "Lender" and collectively, the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders hereunder (in such capacity, the "Administrative Agent"). Pursuant to the provisions of Section 3.13 of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                    [NAME OF LENDER]

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 Schedule 4.1(e)

                                    [FORM OF]
                             SECRETARY'S CERTIFICATE

         Pursuant to Section 4.1(e) of the 364-Day Credit Agreement (the "Credit Agreement"), dated as of March 27, 2002, among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and other financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders, the undersigned ____________ of [CREDIT PARTY] (the "Company") hereby certifies as follows:

         1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of the Company which (i) approve and adopt the Credit Documents to which the Company is a party and the transactions contemplated therein and (ii) authorize the execution and delivery of such Credit Documents. Such resolutions have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof; and such resolutions are the only proceedings now in force relating to or affecting the matters referred to therein.

         2. Attached hereto as Annex II is a true and complete copy of the Articles of Incorporation of the Company and all amendments thereto as in effect on the date hereof.

         3. Attached hereto as Annex III is a true and complete copy of the bylaws of the Company and all amendments thereto as in effect on the date hereof.

         4. The following persons are now the duly elected and qualified officers of the Company, holding the offices indicated next to the names below, and the signatures appearing opposite the names below are their true and genuine signatures, and each of such officers is duly authorized to execute and deliver on behalf of the Company the Credit Documents to which the Company is a party and to act as a Responsible Officer on behalf of the Company under the Credit
Agreement:

            Name                       Office                       Signature

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her name as of the date first above written.

                                    ____________________________________________

                                    Name:_______________________________________
                                    Title:______________________________________

                  I, ________________, _______________ of the Company, hereby certify, as of the date first above written, that _______________ was validly appointed to the office of and is the _________________ of the Company and that the signature set forth above is his/her authentic signature.

                                    ____________________________________________

                                    Name:_______________________________________
                                    Title:______________________________________

                                 Schedule 4.1(j)

                             MATERIAL ADVERSE EFFECT

ARGENTINA IMPAIRMENT CHARGE IN FIRST QUARTER OF 2002

In 2002, Borrower adopted FASB Statement No. 142 "Goodwill and Other Intangible Assets" ("FAS No. 142") which establishes a new method of testing goodwill and other intangible assets with indefinite lives for impairment. Pursuant to FAS No. 142, Borrower will record a $43.3 million after-tax impairment charge for Argentina in the first quarter of 2002. This charge was publicly announced on March 19, 2002.

                                  Schedule 5.6

                               MATERIAL LITIGATION

         EEOC v. Dial (U.S. District Court, Northern District of Illinois). The EEOC alleges that Dial engaged in a pattern and practice of discrimination against a class of female employees by subjecting them to sexual or sex-based harassment and failing to take prompt remedial action after these employees complained about the alleged harassment. The EEOC is seeking to enjoin Dial from this alleged harassment, to require Dial to train its managerial employees regarding the requirements of Title VII of the Civil Rights Act of 1964 and to recover unspecified compensatory and punitive damages. Dial has denied the EEOC's allegations. After discovery was completed, Dial filed a dispositive motion, which was granted in part and denied in part by the Court in an opinion issued in the third quarter of 2001. The Court granted Dial's motion to dismiss the claims of thirteen individuals and denied its motion with respect to the remaining individuals. Dial petitioned the Seventh Circuit Court of Appeals to review the U.S. District Court's ruling on Dial's summary judgment motion but the Seventh Circuit denied Dial's petition for an interlocutory appeal. A trial date has not been set.

         SEC Informal Inquiry. In September 2000, the SEC sent a letter to Dial stating that it had initiated an informal inquiry regarding the disclosure of Dial's sales practices and, in particular, "trade loading" and requesting that Dial produce related documents and information. Dial produced the requested documents and information to the SEC in November 2000 and did not hear back from the SEC until January 2002. In January 2002, the SEC requested that Dial's former Chief Executive Officer and Chief Financial Officer provide testimony on these issues. It is anticipated that their testimony will be taken in April of 2002. In February 2002, the SEC requested that Dial's current Chief Executive Officer provide testimony and he is scheduled to give such testimony on April 2, 2002. We are not able to predict what, if any, action that the SEC will take with respect to this matter.

                                  Schedule 5.11

                                  SUBSIDIARIES

Unless otherwise indicated, all of the subsidiaries listed on this Schedule are wholly-owned, directly or indirectly, by The Dial Corporation.

  Andora, S.A. (Mexico)
  Armour and Company-Greendale Associates Joint Venture (Arizona)
  Armour Brands, Inc. (Arizona)
  Dial International, Inc. (Arizona)
           AIC Foreign Sales Corporation (Virgin Islands)
  Dial Argentina Holdings, Inc. (Arizona)
  Dial Benefits Management Corporation (Arizona)
  Dial Brands Holding, Inc. (Arizona)
           Dial Brands Arizona, Inc. (Arizona)
                    Dial Brands, Inc. (Arizona)
  Dial Canada, Inc. (Canada)
  Dial/Henkel LLC (Delaware)(1)
           Dial/Henkel Holding Co., Inc. (Delaware)
                    Custom Cleaner, Inc. (Delaware)
  Dial Holdings, Inc. (Arizona)
  Dial Post-Retirement Liabilities Management Co. (Iowa)(2)
  Dial Receivables Corporation (Delaware)
  ISC International Ltd. (British Virgin Islands)
           Industrias Corporativas Diversificadas, S.A. (Guatemala)
                    ISC (Bermuda) Ltd. (Bermuda)
           I.S.C. Internacional S.A. (Guatemala)
  The Dial Corporation Argentina S.A. (Argentina)
           The Dial Corporation San Juan S.A. (Argentina)
           Sulfargen S.A. (Argentina)
  Philidial International, Inc. (Delaware)
  The Dial Corporation Mexico, S.A. de C.V. (Mexico)
  The Dial Corporation (Puerto Rico), Inc. (Arizona)
  The Freeman Cosmetic Corporation (California)
  SMILLC Holding Co., Inc. (Delaware)

None of the subsidiaries listed on this Schedule fall within the definition of Material Domestic Subsidiary.

---------------------------
(1)      Henkel Corporation owns a 50% membership interest in Dial/Henkel LLC.

(2) Willis Corroon Corporation of Arizona is a 10% shareholder of Dial Post-Retirement Liabilities Management Co.

                                  Schedule 5.18

                               MATERIAL CONTRACTS

Indenture, dated September 23, 1996, between The Dial Corporation and Norwest Bank Arizona, N.A.

First Supplemental Indenture, dated September 23, 1996, between The Dial Corporation and Norwest Bank Arizona, N.A.

Second Supplemental Indenture, dated August 17, 2001 between The Dial Corporation and Wells Fargo Bank Arizona, N.A.

Supply Agreement dated January 1, 2000 between The Dial Corporation and Graham Packaging Company, L.P.

Trademark License Agreement dated July 1, 1995 between The Dial Corporation and ConAgra, Inc.

                                 Schedule 6.2(a)

                                    FORM OF
                        OFFICER'S COMPLIANCE CERTIFICATE

TO:               FIRST UNION NATIONAL BANK, as Administrative Agent
                  201 S. College St., CP8
                  Charlotte, NC  28288-0680
                  Attention: Syndication Agency Services

RE: 364-Day Credit Agreement, dated as of March 27, 2002 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the Lenders from time to time party thereto and First Union National Bank, as administrative agent (the "Administrative Agent")

DATE     :        __________________, __________

________________________________________________________________________________

         Pursuant to Section 6.2(a) of the Credit Agreement, I,________________, hereby certify in my official capacity as __________________ of the Borrower, that to the best of my knowledge and belief as of the fiscal year/quarter ending ______________, ______, the statements below are accurate and complete in all respects (all capitalized terms used herein shall have the meanings set forth in the Credit Agreement):

         (a) The financial statements for the fiscal period cited above, which accompany this Officer's Compliance Certificate, present fairly in all material respects the financial position of the Borrower and its Subsidiaries for such period in conformity with GAAP applied on a consistent basis.

         (b) Each of the Credit Parties during the fiscal period indicated above observed or performed all of its covenants and other agreements, and satisfied in all material respects every condition contained in the Credit Documents to be observed, performed or satisfied by it.

         (c) I have obtained no knowledge of any Default or Event of Default under the Credit Agreement, except as indicated on a separate page attached hereto.

         (d) Attached hereto as Schedule 1 are calculations (calculated as of the date of the financial statements/reports referred to in paragraph (a) above) which demonstrate compliance by the Credit Parties with each of the financial covenants contained in Section 6.7 of the Credit Agreement.

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE

                       Calculation of Financial Covenants

I.       Consolidated Net Worth

         A. Consolidated Net Worth                         _____________________

         B. Consolidated Net Income from the Closing
            Date to the Date of computation                _____________________

         C. If Line I.B. is positive, Line I.B.
            multiplied by .5 If Line I.B. is negative, 0   _____________________

         D. $100,000,000 plus Line I.C.                    _____________________

         Minimum Consolidated Net Worth required by Section 6.7(a): Line I.A shall be greater than or equal to Line I.D. at all times

II.      Leverage Ratio

         A. Consolidated Funded Debt                       _____________________

         B. Consolidated EBITDA

            1. Consolidated Net Income for the period of
               four (4) immediately preceding consecutive
               fiscal quarters ending on the date of
               calculation                                 1.___________________

            2. Consolidated Interest Expense(1) for
               the period of four (4) immediately
               preceding consecutive fiscal quarters
               ending on the date of calculation           2.___________________

            3. Tax expense(1)                              3.___________________

            4. Depreciation(1) for the period of four (4)
               immediately preceding consecutive fiscal quarters ending on the date of calculation 4.___________________

            5. Amortization(1) for the period of four (4)
               immediately preceding consecutive fiscal quarters ending on the date of calculation 5.___________________

            6. Extraordinary, unusual or nonrecurring
               items of gain (or loss)(1) for the period
               of four (4) immediately preceding
               consecutive fiscal quarters ending on the
               date of calculation                         6.___________________

-------------------------
(1) Include in calculation to the extent deducted in calculating Consolidated Net Income.

            7. Consolidated EBITDA(2) (Line B.1 plus Line
               B.2 plus Line B.3 plus Line B.4 plus Line
               B.5 minus Line B.6)                         7.___________________

         C. Leverage Ratio (Divide Line II.A by
            Line II.B.7)                                                to 1.00
                                                             -------------------

         Maximum Leverage Ratio permitted by Section 6.7(b):  3.00 to 1.00

-------------------------
(2) To the extent that one or more acquisitions or dispositions occurred during the computation period, Consolidated EBITDA shall be calculated as if such acquisition or disposition occurred on the first day of such period (on a pro forma basis for the portion of such period prior to the date of such acquisition (or after the date of such disposition) and on an actual basis for the portion of such period after the date of such acquisition (or before the date of such disposition)).

                                  Schedule 6.9

                                    [FORM OF]
                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, ____, is by and between _____________________, a ______________________ (the
"Subsidiary Guarantor"), and FIRST UNION NATIONAL BANK, in its capacity as Administrative Agent under that certain 364-Day Credit Agreement dated as of March 27, 2002 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement") by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the Lenders party thereto and First Union National Bank, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

         The Subsidiary Guarantor is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 6.9 of the Credit Agreement to cause the Subsidiary Guarantor to become a "Guarantor" thereunder.

         Accordingly, the Subsidiary Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

         1. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Sections 6 and 7 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary Guarantor hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent as provided in the Credit Agreement the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Credit Party Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Subsidiary Guarantor will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         2. The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement are hereby amended to provide the information shown on the attached Schedule A.

         3. The Borrower and the Guarantors confirm that all of their obligations under the Credit Agreement are, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor, the term "Credit Party Obligations," as used in the Credit Agreement, shall include all obligations of such Subsidiary Guarantor under the Credit Agreement and under each other Credit Document.

         4. The Subsidiary Guarantor hereby agrees that upon becoming a Guarantor it will assume all Credit Party Obligations of a Guarantor as set forth in the Credit Agreement.

         5. Each of the Borrower and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, each of the Borrower and the Subsidiary Guarantor has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    [SUBSIDIARY GUARANTOR]

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

Acknowledged and accepted:

FIRST UNION NATIONAL BANK,
 as Administrative Agent

By:______________________________________
Name:____________________________________
Title:___________________________________

                                   SCHEDULE A
                                       to
                                Joinder Agreement

                          Schedules to Credit Agreement

                                 Schedule 7.1(b)

                                  INDEBTEDNESS

                   Intercompany Notes Outstanding (3/02/2002)

---------------------------------------------------------------------------------------------------------
             Note Holder                                   Note Maker                        Note Balance
---------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                               The Dial Corporation                         $ 27,150,447
---------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                               Dial Brands Holding, Inc.                    $843,786,325
---------------------------------------------------------------------------------------------------------
Dial Post-Retirement Liabilities Mgmt Co.       Dial Brands, Inc.                            $151,099,684
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            Dial Post-Retirement Liabilities Mgmt Co.    $  4,839,971
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            The Dial Corporation Argentina, S.A.         $ 96,796,192
---------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.    The Dial Corporation Argentina, S.A.         $  1,130,172
---------------------------------------------------------------------------------------------------------
Armour Brands, Inc.                             The Dial Corporation                         $ 18,268,436
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            The Dial Corporation Mexico, S.A.            $  3,190,837
---------------------------------------------------------------------------------------------------------
Dial Benefits Management Corporation            The Dial Corporation                         $136,959,507
---------------------------------------------------------------------------------------------------------
Dial Brands Holding, Inc.                       The Dial Corporation                         $288,004,704
---------------------------------------------------------------------------------------------------------
Dial International, Inc.                        The Dial Corporation                         $ 87,582,336
---------------------------------------------------------------------------------------------------------
Dial International, Inc.                        Dial Canada, Inc.                            $  5,395,190
---------------------------------------------------------------------------------------------------------
Philidial International, Inc.                   The Dial Corporation                         $    119,439
---------------------------------------------------------------------------------------------------------
The Dial Corporation (Puerto Rico), Inc.        The Dial Corporation                         $     23,411
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            Dial Receivables Corporation                 $    985,778
---------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.    The Dial Corporation                         $  2,551,790
---------------------------------------------------------------------------------------------------------
ISC Bermuda Ltd.                                The Dial Corporation                         $  4,823,234
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            Dial Holdings, Inc.                          $    153,851
---------------------------------------------------------------------------------------------------------
Armour / Greendale Partnership                  The Dial Corporation                         $    766,938
---------------------------------------------------------------------------------------------------------

                                  Schedule 7.5

                                   INVESTMENTS

                   Intercompany Notes Outstanding (3/02/2002)

---------------------------------------------------------------------------------------------------------
              Note Holder                                  Note Maker                        Note Balance
---------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                               The Dial Corporation                         $ 27,150,447
---------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                               Dial Brands Holding, Inc.                    $843,786,325
---------------------------------------------------------------------------------------------------------
Dial Post-Retirement Liabilities Mgmt Co.       Dial Brands, Inc.                            $151,099,684
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            Dial Post-Retirement Liabilities Mgmt Co.    $  4,839,971
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            The Dial Corporation Argentina, S.A.         $ 96,796,192
---------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.    The Dial Corporation Argentina, S.A.         $  1,130,172
---------------------------------------------------------------------------------------------------------
Armour Brands, Inc.                             The Dial Corporation                         $ 18,268,436
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            The Dial Corporation Mexico, S.A.            $  3,190,837
---------------------------------------------------------------------------------------------------------
Dial Benefits Management Corporation            The Dial Corporation                         $136,959,507
---------------------------------------------------------------------------------------------------------
Dial Brands Holding, Inc.                       The Dial Corporation                         $288,004,704
---------------------------------------------------------------------------------------------------------
Dial International, Inc.                        The Dial Corporation                         $ 87,582,336
---------------------------------------------------------------------------------------------------------
Dial International, Inc.                        Dial Canada, Inc.                            $  5,395,190
---------------------------------------------------------------------------------------------------------
Philidial International, Inc.                   The Dial Corporation                         $    119,439
---------------------------------------------------------------------------------------------------------
The Dial Corporation (Puerto Rico), Inc.        The Dial Corporation                         $     23,411
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            Dial Receivables Corporation                 $    985,778
---------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.    The Dial Corporation                         $  2,551,790
---------------------------------------------------------------------------------------------------------
ISC Bermuda Ltd.                                The Dial Corporation                         $  4,823,234
---------------------------------------------------------------------------------------------------------
The Dial Corporation                            Dial Holdings, Inc.                          $    153,851
---------------------------------------------------------------------------------------------------------
Armour / Greendale Partnership                  The Dial Corporation                         $    766,938
---------------------------------------------------------------------------------------------------------

                                  Schedule 10.2

                        NOTICES/LENDERS' LENDING OFFICES

LENDERS:

CREDIT CONTACT                              ADMINISTRATIVE CONTACT

FIRST UNION NATIONAL BANK

First Union National Bank                   First Union National Bank, as
301 South College Street, DC-5              Administrative Agent
Charlotte, NC 28288                         201 S. College St., CP8
Attn:  Roger Pelz                           Charlotte, NC  28288-0680
Telephone: 704-374-6060                     Attn: Michael Peacock
Facsimile: 704-374-6319                     Telephone: 704-383-6674
                                            Facsimile: 704-383-0835

BANK OF AMERICA, N.A.

Bank of America, N.A.                       Bank of America, N.A.
231 South Lasalle                           1850 Gateway Blvd.
Chicago, IL  60697                          Concord, CA  94520
Attn:  Thomas Durham                        Attn: Geri Hair
Telephone: 312-828-8044                     Telephone: 925-675-7338
Facsimile: 312-974-8681                     Facsimile: 888-969-9235

CREDIT LYONNAIS LOS ANGELES BRANCH

Credit Lyonnais Los Angeles Branch
515 South Flower St., Suite 2200            Credit Lyonnais Los Angeles Branch
Los Angeles, CA  90071                      1301 Avenue of the Americas
Attn:  Rita Raychaudhuri                    New York, NY  10019
Telephone: 213-362-5954                     Attn: George Lewis
Facsimile: 213-623-3437                     Telephone: 212-261-7641
                                            Facsimile: 917-849-5439

BANK ONE, NA

Bank One, NA                                Bank One, NA
777 South Figueroa Street, 4th Floor        1 Bank One Plaza
Los Angeles, CA 90017                       Chicago, IL  60670
Attn:  Kathleen Majcher                     Attn: Gloria Steinbrenner
Telephone: 213-683-6406                     Telephone: 312-732-5714
Facsimile: 213-683-4949                     Facsimile: 312-732-4840

                                Schedule 10.6(c)

                                    [FORM OF]
                         COMMITMENT TRANSFER SUPPLEMENT

         Reference is made to the 364-Day Credit Agreement, dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

         ___________________________ (the  "Transferor  Lender") and
_________________________  (the  "Purchasing  Lender")  agree as follows:

         1. The Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to the Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from the Transferor Lender without recourse to the Transferor Lender, as of the Transfer Effective Date (as defined below), in and to the Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1 (collectively, the "Assigned Interest"), together with the Commitment Percentage corresponding to each such principal amount.

         2. The Transferor Lender (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Transferor Lender has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any other obligor or the performance or observance by any Credit Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Note(s) held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective Date).

         3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof, the financial statements delivered pursuant to Section 6.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;
(c) agrees that it will, independently and without reliance upon the Transferor Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other loan documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 3.13 of the Credit Agreement.

         4. The effective date of this Commitment Transfer Supplement shall be ________ ___, 20__ (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Transfer Effective Date, along with any registration and processing fee due and payable to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lender and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Transferor Lender shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Commitment Transfer supplement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                        TO COMMITMENT TRANSFER SUPPLEMENT

Name of Transferor Lender:

Name of Purchasing Lender:

Transfer Effective Date of Assignment:

                               Credit                      Principal Commitment
Facility Assigned         Amount Assigned                Percentage Assigned (1)
-----------------         ---------------                ---------------------
                          $______________                _________________%

[NAME OF PURCHASING LENDER]                 [NAME OR TRANSFEROR LENDER]

By__________________________________        By__________________________________
  Name:                                       Name:
  Title:                                      Title:

Accepted (if required):                     Consented to (if required):

FIRST UNION NATIONAL BANK                   THE DIAL CORPORATION

By:_________________________________        By:_________________________________
   Name:                                       Name:
   Title:                                      Title:

-----------------
(1) Calculate the Commitment Percentage that is assigned to at least 10 decimal places and show as a percentage of the aggregate commitments of all Lenders.

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT, dated as of May 2, 2002 (this "First Amendment"), is by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower party hereto (the "Guarantors"), the Lenders party hereto (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR TO FIRST UNION NATIONAL BANK), as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                                                   WITNESSETH

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 27, 2002 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Borrower has informed the Lenders that, pursuant to
Section 3.4(c) of the Credit Agreement, the Borrower wishes to increase the Aggregate Revolving Committed Amount from $75,000,000 to $100,000,000;

         WHEREAS, the Administrative Agent has received and accepted Additional Commitments from BNP Paribas ("BNP") and Deutsche Bank AG New York Branch ("DB" and together with BNP, the "New Lenders") in an aggregate amount of $25,000,000;

         WHEREAS, as a result of the Additional Commitments, the Lenders and the New Lenders wish to modify the distribution of Commitments;

         WHEREAS, simultaneously with the execution of this First Amendment, (a) BNP shall execute and deliver to the Administrative Agent the New Commitment Agreement attached hereto as Annex A (the "BNP New Commitment Agreement"), (b) DB shall execute and deliver to the Administrative Agent the New Commitment Agreement attached hereto as Annex B (the "DB New Commitment Agreement"), (c) BNP and certain Lenders shall enter into the Commitment Transfer Supplement attached hereto as Annex C (the "BNP Commitment Transfer Supplement") and (d) DB and certain Lenders shall enter into the Commitment Transfer Supplement attached hereto as Annex D (the "DB Commitment Transfer Supplement"); and

         WHEREAS, the Borrower and the Required Lenders have agreed to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

         1.1 AMENDMENT TO THE DEFINITION OF "AGGREGATE REVOLVING COMMITTED AMOUNT". Section 1.1 to the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Aggregate Revolving Committed Amount" means ONE HUNDRED MILLION DOLLARS ($100,000,000), as such amount may be reduced from time to time as provided in Sections 2.1(h).

         1.2 DELETION OF ARBITRATION SECTION. Section 10.15 of the Credit Agreement is deleted in its entirety and the following language is inserted in substitution thereof:

                  Section 10.15 [Intentionally deleted].

         1.3 AMENDMENT TO SCHEDULE 2.1(a). Schedule 2.1(a) to the Credit Agreement is hereby amended by deleting the Commitment table in its entirety and inserting the Commitment table attached hereto in substitution thereof.

         1.4 AMENDMENT TO SCHEDULE 10.2. Schedule 10.2 to the Credit Agreement is hereby amended by deleting the Schedule of Lenders' Lending Offices in its entirety and inserting the new Schedule of Lenders' Lending Offices attached hereto in substitution thereof.

                                    SECTION 2

                               CLOSING CONDITIONS

         2.1      CLOSING CONDITIONS.

         This First Amendment shall become effective at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

                  (a) Executed Documentation. The Administrative Agent shall have received counterparts of (i) this First Amendment, (ii) the BNP New Commitment Agreement, (iii) the DB New Commitment Agreement,
         (iv) the BNP Commitment Transfer Supplement and (v) the DB Commitment Transfer Supplement, in each case executed by a duly authorized officer of each party thereto.

                  (b) Fees. Each of the New Lenders shall have received such upfront fees as mutually agreed upon by the Borrower and such New Lender.

                                    SECTION 3

                                  MISCELLANEOUS

         3.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as herein specifically amended hereby or otherwise agreed, the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

         3.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants, as of the date of this First Amendment, as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment.

                  (d)      The representations and warranties set forth in
         Section 5 of the Credit Agreement are true and correct in all material respects as of the date hereof except for those which expressly relate to an earlier date.

                  (e) No event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (f) The Credit Party Obligations are not reduced or modified by this First Amendment and are not subject to any offsets, defenses or counterclaims.

         3.3 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         3.4 INSTRUMENT PURSUANT TO CREDIT AGREEMENT. This First Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         3.5 FURTHER ASSURANCES. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this First Amendment.

         3.6 EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         3.7 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         3.8 COUNTERPARTS/TELECOPY. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         3.9 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.10 GENERAL. Except as amended hereby, the Credit Agreement and all other Credit Documents shall continue in full force and effect.

                           [Signature Pages to Follow]

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT
                              THE DIAL CORPORATION

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  THE DIAL CORPORATION

                           By:_________________________
                           Name:
                           Title:

                           By:_________________________
                           Name:
                           Title:

GUARANTORS:                DIAL BRANDS, INC.

                           By:_________________________
                           Name:
                           Title:

                           DIAL BRANDS HOLDING, INC.

                           By:_________________________
                           Name:

                           DIAL INTERNATIONAL, INC.

                           By:_________________________
                           Name:
                           Title:

                           [Signature Pages Continue]

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT
                              THE DIAL CORPORATION

GUARANTORS CONT.:          DIAL BENEFITS MANAGEMENT
                           CORPORATION

                           By:_________________________
                           Name:
                           Title:

                           DIAL POST-RETIREMENT LIABILITIES
                           MANAGEMENT COMPANY

                           By:_________________________
                           Name:
                           Title:

                           [Signature Pages Continue]

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT
                              THE DIAL CORPORATION

LENDERS:                   WACHOVIA BANK, NATIONAL ASSOCIATION
                           (successor to First Union National Bank), individually in its capacity as a Lender and in its capacity as Administrative Agent

                           By:__________________________
                           Name:
                           Title:

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT
                              THE DIAL CORPORATION

                           BANK OF AMERICA, N.A.

                           By:__________________________
                           Name:
                           Title:

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT
                              THE DIAL CORPORATION

                           BANK ONE, NA

                           By:__________________________
                           Name:
                           Title:

                 FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT
                              THE DIAL CORPORATION

                           CREDIT LYONNAIS LOS ANGELES
                           BRANCH

                           By:__________________________
                           Name:
                           Title:

                                 Schedule 2.1(a)

                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS

                                                           Revolving
                                                           Committed                   Commitment
Lender                                                      Amount                     Percentage
------                                                      ------                     ----------
Wachovia Bank, National Associations                     $ 21,250,000                 21.2500000000%
(successor to First Union National Bank)
Bank of America, N.A.                                    $ 17,500,000                 17.5000000000%
Credit Lyonnais Los Angeles Branch                       $ 16,250,000                 16.2500000000%
Bank One, NA                                             $ 15,000,000                 15.0000000000%
BNP Paribas                                              $ 15,000,000                 15.0000000000%
Deutsche Bank AG New York Branch                         $ 15,000,000                 15.0000000000%

Total:                                                   $100,000,000                100.0000000000%

                                  Schedule 10.2

                        NOTICES/LENDERS' LENDING OFFICES

CREDIT CONTACT                                 ADMINISTRATIVE CONTACT

WACHOVIA BANK, NATIONAL ASSOCIATION

Wachovia Bank, National Association            Wachovia Bank, National
301 South College Street, DC-5                 Association
Charlotte, NC 28288                            201 S. College St., CP8
Attn: Roger Pelz                               Charlotte, NC  28288-0680
Telephone:704-374-6060                         Attn: Michael Peacock
Facsimile:704-374-6319                         Telephone: 704-383-6674
                                               Facsimile: 704-383-0835

BANK OF AMERICA, N.A.

Bank of America, N.A.                          Bank of America, N.A.
231 South Lasalle                              1850 Gateway Blvd.
Chicago, IL  60697                             Concord, CA  94520
Attn: Thomas Durham                            Attn: Geri Hair
Telephone: 312-828-8044                        Telephone: 925-675-7338
Facsimile: 312-974-8681                        Facsimile: 888-969-9235

CREDIT LYONNAIS LOS ANGELES BRANCH

Credit Lyonnais Los Angeles Branch             Credit Lyonnais Los Angeles
515 South Flower St., Suite 2200               Branch
Los Angeles, CA  90071                         1301 Avenue of the Americas
Attn:  Rita Raychaudhuri                       New York, NY  10019
Telephone: 213-362-5954                        Attn:  George Lewis
Facsimile: 213-623-3437                        Telephone: 212-261-7641
                                               Facsimile: 917-849-5439

BANK ONE, NA

Bank One, NA                                   Bank One, NA
777 South Figueroa Street, 4th Floor           1 Bank One Plaza
Los Angeles, CA 90017                          Chicago, IL  60670
Attn:  Kathleen Majcher                        Attn: Gloria Steinbrenner
Telephone: 213-683-6406                        Telephone: 312-732-5714
Facsimile: 213-683-4949                        Facsimile: 312-732-4840

CREDIT CONTACT                                ADMINISTRATIVE CONTACT

BNP PARIBAS

BNP Paribas                                    BNP Paribas
725 South Figueron Street, Suite 2090          180 Montgomery Street
Los Angeles, CA  90017                         San Francisco, CA  94104
Attn:  Sean Conlon                             Attn:  Don Hart
Telephone: 213-488-9120                        Telephone: 415-772-1370
Facsimile: 213-488-9602                        Facsimile: 415-989-9041

DEUTSCHE BANK AG NEW YORK BRANCH

Deutsche Bank AG New York Branch               Deutsche Bank AG New York Branch
31 West 52nd Street                            90 Hudson Street
Mailstop NYC 01-2412                           Mailstop JCY05-0511
New York, NY 10019                             Jersey City, NJ  07302
Attn:  Thomas Foley                            Attn:  Carmen Melendez
Telephone: 212-469-8205                        Telephone: 201-593-2224
Facsimile: 212-469-8212                        Facsimile: 201-593-2313

                                     ANNEX A

                            NEW COMMITMENT AGREEMENT

         Reference is made to the Three Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the banks and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent for the Lenders (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Loans in accordance with the provisions of Section 2.1 of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of Additional Commitment:                     $12,500,000

Effective Date of Additional Commitment:             __________, 2002

The terms set forth above
are hereby agreed to:

BNP PARIBAS

By:____________________________________
Name:__________________________________
Title:_________________________________

CONSENTED TO (as required by the Credit Agreement):

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank), as Administrative Agent

By:____________________________________
Name:__________________________________
Title:_________________________________

THE DIAL CORPORATION

By:____________________________________
Name:__________________________________
Title:_________________________________

                                     ANNEX B

                            NEW COMMITMENT AGREEMENT

         Reference is made to the Three Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the banks and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent for the Lenders (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Loans in accordance with the provisions of Section 2.1 of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of Additional Commitment:                     $12,500,000

Effective Date of Additional Commitment:             __________, 2002

The terms set forth above
are hereby agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH

By:____________________________________
Name:__________________________________
Title:_________________________________

By:____________________________________
Name:__________________________________
Title:_________________________________

CONSENTED TO (as required by the Credit Agreement):

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank), as Administrative Agent

By:____________________________________
Name:__________________________________
Title:_________________________________

THE DIAL CORPORATION

By:____________________________________
Name:__________________________________
Title:_________________________________

                                     ANNEX C

                         COMMITMENT TRANSFER SUPPLEMENT

         Reference is made to the Three Year Credit Agreement, dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and financial institutions from time to time parties thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

         WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR TO FIRST UNION NATIONAL
BANK), BANK OF AMERICA, N.A. and BANK ONE, NA (individually, a "Transferor Lender"; and collectively, the "Transferor Lenders") and BNP PARIBAS (the "Purchasing Lender") agree as follows:

         1. Each Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to such Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from such Transferor Lender without recourse to such Transferor Lender, as of the Transfer Effective Date (as defined below), the interests described on Schedule 1 attached hereto (the "Assigned Interests") in and to such Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1.

         2. Each of the Transferor Lenders (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that such Transferor Lender has not created any adverse claim upon the interests being assigned by it hereunder and that such interests are free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any other obligor or the performance or observance by any Credit Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Note(s) held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective
Date).

         3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof, the financial statements delivered pursuant to Section 6.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;
(c) agrees that it will, independently and without reliance upon the Transferor Lenders, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other loan documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 3.13 of the Credit Agreement.

         4. The effective date of this Commitment Transfer Supplement shall be May 2, 2002 (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Transfer Effective Date, along with any registration and processing fee due and payable to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lenders and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) each of the Transferor Lenders shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Commitment Transfer Supplement shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                   SCHEDULE 1
                        TO COMMITMENT TRANSFER SUPPLEMENT

Transfer Effective Date:   May 2, 2002

Credit Facility Assigned:  Three Year Revolving Loan Facility

                             THE ASSIGNED INTERESTS

----------------------------------------------------------------------------------------------------------------------------------
                          Principal Amount of                                                                Total Principal
                            Credit Facility              Principal Amount of     Principal Amount of         Amount of Credit
                              Assigned by                  Credit Facility          Credit Facility        Facility Assigned by
     Purchasing             Wachovia Bank,               Assigned by Bank of      Assigned by Bank            the Transferor
       Lender             National Association              America, N.A.         One, NA                        Lenders
----------------------------------------------------------------------------------------------------------------------------------
BNP Paribas                    $625,000                  $1,250,000                   $625,000                  $2,500,000
----------------------------------------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers.

PURCHASING LENDER:

BNP PARIBAS

By: _______________________________
Name:______________________________
Title:_____________________________

TRANSFEROR LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),
in its capacity as a Lender                  BANK OF AMERICA, N.A.

By: _______________________________          By:________________________________
Name:______________________________          Name:______________________________
Title:_____________________________          Title:_____________________________

BANK ONE, NA

By: _______________________________
Name:______________________________
Title:_____________________________

ACCEPTED:                                    CONSENTED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),
as Administrative Agent                      THE DIAL CORPORATION

By: _______________________________          By:________________________________
Name:______________________________          Name:______________________________
Title:_____________________________          Title:_____________________________

                                     ANNEX D

                         COMMITMENT TRANSFER SUPPLEMENT

         Reference is made to the Three Year Credit Agreement, dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and financial institutions from time to time parties thereto (the "Lenders") and Wachovia Bank, National Association (successor to First Union National Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

         WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR TO FIRST UNION NATIONAL
BANK), BANK OF AMERICA, N.A. and BANK ONE, NA (individually, a "Transferor Lender"; and collectively, the "Transferor Lenders") and DEUTSCHE BANK AG NEW YORK BRANCH (the "Purchasing Lender") agree as follows:

         1. Each Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to such Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from such Transferor Lender without recourse to such Transferor Lender, as of the Transfer Effective Date (as defined below), the interests described on Schedule 1 attached hereto (the "Assigned Interests") in and to such Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1.

         2. Each of the Transferor Lenders (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that such Transferor Lender has not created any adverse claim upon the interests being assigned by it hereunder and that such interests are free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any other obligor or the performance or observance by any Credit Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Note(s) held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective
Date).

         3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof, the financial statements delivered pursuant to Section 6.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;
(c) agrees that it will, independently and without reliance upon the Transferor Lenders, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other loan documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 3.13 of the Credit Agreement.

         4. The effective date of this Commitment Transfer Supplement shall be May 2, 2002 (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Transfer Effective Date, along with any registration and processing fee due and payable to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lenders and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) each of the Transferor Lenders shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Commitment Transfer Supplement shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                   SCHEDULE 1
                        TO COMMITMENT TRANSFER SUPPLEMENT

Transfer Effective Date:   May 2, 2002

Credit Facility Assigned:  Three Year Revolving Loan Facility

                             THE ASSIGNED INTERESTS

----------------------------------------------------------------------------------------------------------------------------------
                          Principal Amount of
                            Credit Facility                                                              Total Principal Amount
                          Assigned by Wachovia       Principal Amount of        Principal Amount of        of Credit Facility
     Purchasing              Bank, National       Credit Facility Assigned   Credit Facility Assigned        Assigned by the
       Lender                 Association         by Bank of America, N.A.        by Bank One, NA          Transferor Lenders
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG
New York Branch                 $625,000                 $1,250,000                  $625,000                  $2,500,000
----------------------------------------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers.

PURCHASING LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By: _______________________________
Name:______________________________
Title:_____________________________

TRANSFEROR LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),
in its capacity as a Lender                  Bank of America, N.A.

By: _______________________________          By:________________________________
Name:______________________________          Name:______________________________
Title:_____________________________          Title:_____________________________

BANK ONE, NA

By: _______________________________
Name:______________________________
Title:_____________________________

ACCEPTED:                                    CONSENTED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION
(successor to First Union National Bank),    THE DIAL CORPORATION
as Administrative Agent

By: _______________________________          By:________________________________
Name:______________________________          Name:______________________________
Title:_____________________________          Title:_____________________________

                           THREE YEAR CREDIT AGREEMENT

                           Dated as of March 27, 2002

                                      among

                              THE DIAL CORPORATION
                                  as Borrower,

                  CERTAIN DOMESTIC SUBSIDIARIES OF THE BORROWER
                        FROM TIME TO TIME PARTIES HERETO
                                 as Guarantors,

                            THE LENDERS NAMED HEREIN,

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                                       and

                                  BANK ONE, NA
                                       and
                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                           as Co-Documentation Agents

                          FIRST UNION SECURITIES, INC.,
                            d/b/a WACHOVIA SECURITIES
                        as Lead Arranger and Book Manager

                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS............................................................................................    1
         1.1                  Definitions........................................................................    1
         1.2                  Computation of Time Periods........................................................   19
         1.3                  Accounting Terms...................................................................   20

SECTION 2 CREDIT FACILITY........................................................................................   20
         2.1                  Revolving Loans....................................................................   20

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES.........................................................   22
         3.1                  Default Rate.......................................................................   22
         3.2                  Extension and Conversion...........................................................   22
         3.3                  Prepayments........................................................................   23
         3.4                  Termination, Reduction and Increase of Commitments.................................   23
         3.5                  Fees...............................................................................   24
         3.6                  Computation of Interest and Fees...................................................   25
         3.7                  Pro Rata Treatment and Payments....................................................   25
         3.8                  Non-Receipt of Funds by the Administrative Agent...................................   27
         3.9                  Inability to Determine Interest Rate...............................................   28
         3.10                 Illegality.........................................................................   28
         3.11                 Requirements of Law................................................................   29
         3.12                 Indemnity..........................................................................   30
         3.13                 Taxes..............................................................................   30

SECTION 4 CONDITIONS.............................................................................................   33
         4.1                  Conditions to Closing..............................................................   33
         4.2                  Conditions to All Loans............................................................   35

SECTION 5 REPRESENTATIONS AND WARRANTIES.........................................................................   35
         5.1                  Financial Condition................................................................   36
         5.2                  No Material Adverse Change.........................................................   36
         5.3                  Organization; Existence............................................................   36
         5.4                  Power; Authorization; Enforceable Obligations......................................   37
         5.5                  Conflict...........................................................................   37
         5.6                  No Material Litigation.............................................................   37
         5.7                  No Default.........................................................................   37
         5.8                  Taxes..............................................................................   37
         5.9                  ERISA..............................................................................   38
         5.10                 Governmental Regulations, Etc......................................................   38
         5.11                 Subsidiaries.......................................................................   39
         5.12                 Use of Proceeds....................................................................   39
         5.13                 Compliance with Laws; Contractual Obligations......................................   39
         5.14                 Accuracy and Completeness of Information...........................................   39
         5.15                 Environmental Matters..............................................................   39
         5.16                 Solvency...........................................................................   40

         5.17                 No Burdensome Restrictions.........................................................   40
         5.18                 Material Contracts.................................................................   40
         5.19                 Insurance..........................................................................   40

SECTION 6 AFFIRMATIVE COVENANTS..................................................................................   40
         6.1                  Financial Statements...............................................................   41
         6.2                  Certificates; Other Information....................................................   41
         6.3                  Notices............................................................................   42
         6.4                  Maintenance of Existence; Compliance with Laws; Contractual Obligations............   43
         6.5                  Maintenance of Property; Insurance.................................................   43
         6.6                  Inspection of Property; Books and Records; Discussions.............................   43
         6.7                  Financial Covenants................................................................   44
         6.8                  Use of Proceeds....................................................................   44
         6.9                  Additional Guarantors..............................................................   44
         6.10                 Payment of Obligations.............................................................   44
         6.11                 Environmental Laws.................................................................   44

SECTION 7 NEGATIVE COVENANTS.....................................................................................   45
         7.1                  Indebtedness.......................................................................   45
         7.2                  Liens..............................................................................   46
         7.3                  Nature of Business.................................................................   46
         7.4                  Consolidation, Merger, Sale or Purchase of Assets, etc.............................   46
         7.5                  Advances, Investments and Loans....................................................   47
         7.6                  Transactions with Affiliates.......................................................   47
         7.7                  Fiscal Year; Organizational Documents; Material Contracts..........................   48
         7.8                  Limitation on Restricted Actions...................................................   48
         7.9                  Restricted Payments................................................................   48
         7.10                 Sale Leasebacks....................................................................   48
         7.11                 No Further Negative Pledges........................................................   49

SECTION 8 EVENTS OF DEFAULT......................................................................................   49
         8.1                  Events of Default..................................................................   49
         8.2                  Acceleration; Remedies.............................................................   51

SECTION 9 AGENCY PROVISIONS......................................................................................   52
         9.1                  Appointment........................................................................   52
         9.2                  Delegation of Duties...............................................................   52
         9.3                  Exculpatory Provisions.............................................................   53
         9.4                  Reliance by Administrative Agent...................................................   53
         9.5                  Notice of Default..................................................................   54
         9.6                  Non-Reliance on Administrative Agent and Other Lenders.............................   54
         9.7                  Indemnification....................................................................   54
         9.8                  Administrative Agent in Its Individual Capacity....................................   55
         9.9                  Successor Administrative Agent.....................................................   55

SECTION 10 MISCELLANEOUS.........................................................................................   56
         10.1                 Amendments, Waivers and Release of Collateral......................................   56
         10.2                 Notices............................................................................   57

         10.3                 No Waiver; Cumulative Remedies.....................................................   58
         10.4                 Survival of Representations and Warranties.........................................   58
         10.5                 Payment of Expenses and Taxes......................................................   59
         10.6                 Successors and Assigns; Participations; Purchasing Lenders.........................   59
         10.7                 Adjustments; Set-off...............................................................   62
         10.8                 Table of Contents and Section Headings.............................................   63
         10.9                 Counterparts.......................................................................   63
         10.10                Effectiveness......................................................................   63
         10.11                Severability.......................................................................   63
         10.12                Integration........................................................................   63
         10.13                Governing Law......................................................................   64
         10.14                Consent to Jurisdiction and Service of Process.....................................   64
         10.15                Arbitration........................................................................   64
         10.16                Confidentiality....................................................................   65
         10.17                Acknowledgments....................................................................   66
         10.18                Waivers of Jury Trial..............................................................   66

SECTION 11 GUARANTY..............................................................................................   66
         11.1                 The Guaranty.......................................................................   66
         11.2                 Bankruptcy.........................................................................   67
         11.3                 Nature of Liability................................................................   67
         11.4                 Independent Obligation.............................................................   68
         11.5                 Authorization......................................................................   68
         11.6                 Reliance...........................................................................   68
         11.7                 Waiver.............................................................................   68
         11.8                 Limitation on Enforcement..........................................................   69
         11.9                 Confirmation of Payment............................................................   70

                                    SCHEDULES

Schedule 1.1-1                     Form of Account Designation Letter
Schedule 1.1-2                     Permitted Liens
Schedule 2.1(a)                    Schedule of Lenders and Commitments
Schedule 2.1(b)(i)                 Form of Notice of Borrowing
Schedule 2.1(e)                    Form of Revolving Note
Schedule 3.2                       Form of Notice of Extension/Conversion
Schedule 3.4(c)                    New Commitment Agreement
Schedule 3.13                      3.13 Certificate
Schedule 4.1(e)                    Form of Secretary's Certificate
Schedule 4.1(j)                    Material Adverse Effect
Schedule 5.6                       Material Litigation
Schedule 5.11                      Subsidiaries
Schedule 5.18                      Material Contracts
Schedule 6.2(a)                    Form of Officer's Compliance Certificate
Schedule 6.9                       Form of Joinder Agreement
Schedule 7.1(b)                    Indebtedness
Schedule 7.5                       Investments
Schedule 10.2                      Schedule of Lenders' Lending Offices
Schedule 10.6(c)                   Form of Commitment Transfer Supplement

                           THREE YEAR CREDIT AGREEMENT

         THIS THREE YEAR CREDIT AGREEMENT dated as of March 27, 2002 (the "Credit Agreement"), is by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower listed on the signature pages hereto and as may from time to time become a party hereto (collectively the "Guarantors" and individually, a "Guarantor"), the lenders named herein and such other lenders as may become a party hereto (the "Lenders" and individually, a "Lender"), FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A., as Syndication Agent for the Lenders, and BANK ONE, NA and CREDIT LYONNAIS LOS ANGELES BRANCH, as Co-Documentation Agents for the Lenders.

                                   WITNESSETH

         WHEREAS, the Borrower has requested that the Lenders provide a $75 million credit facility for the purposes hereinafter set forth; and

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         1.1      Definitions.

         As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

         "Account Designation Letter" means the Notice of Account Designation Letter dated the Closing Date from the Borrower to the Administrative Agent in substantially the form attached hereto as Schedule 1.1-1.

         "Additional Commitment" means, with respect to any Lender which executes a New Commitment Agreement in accordance with Section 3.4(c), the commitment of such Lender in an aggregate principal amount up to the amount specified in such New Commitment Agreement to make Revolving Loans in accordance with the provisions of Section 2.1.

         "Administrative Agent" shall have the meaning assigned to such term in the first paragraph hereof, together with any successors or assigns.

         "Administrative Agent's Fees" shall have the meaning assigned to such term in Section 3.5(c).

         "Affiliate" means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Aggregate Commitment" means, for any Utilization Period, the sum of the Aggregate Revolving Committed Amount under this Credit Agreement and the commitments under the 364-Day Facility Credit Agreement.

         "Aggregate Revolving Committed Amount" means the aggregate amount of Commitments in effect from time to time, being initially SEVENTY FIVE MILLION DOLLARS ($75,000,000), and as such aggregate amount may be increased or reduced from time to time as provided in Section 3.4.

         "Alternate Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. If for any reason the Administrative Agent shall have reasonably determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "Alternate Base Rate Loans" means Loans that bear interest at an interest rate based on the Alternate Base Rate.

         "Applicable Percentage" means for any day, the rate per annum set forth below opposite the applicable rating for the Borrower's senior unsecured (non-credit enhanced) long term debt as determined by S&P and Moody's (the "Debt Rating") then in effect, it being understood that the Applicable Percentage for
(i) Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin", (ii) LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Margin", (iii) the Facility Fee shall be the percentage set forth under the column "Facility Fee" and (iv) the Utilization Fee shall be the percentage set forth under the column "Utilization Fee":

                                                                  Alternate
Pricing             S&P            Moody's           LIBOR        Base Rate        Facility      Utilization
Level             Rating           Rating            Margin         Margin           Fee             Fee
-----             ------           ------            ------         ------           ---             ---
 I            BBB+ or higher   Baa1 or higher        0.475%          0%             0.150%          0.125%
 II           BBB              Baa2                  0.575%          0%             0.175%          0.125%
 III          BBB-             Baa3                  0.875%          0%             0.250%          0.125%
 IV           BB+              Ba1                   1.005%          0%             0.375%          0.125%
 V            BB+ or lower     Ba1 or lower          1.125%          0%             0.500%          0.125%

         Any change in the Applicable Percentage due to a change in the Debt Rating shall be effective on the date on which such change is announced publicly by S&P and/or Moody's, as applicable, or otherwise becomes effective. The Borrower shall be obligated to provide notice to the Administrative Agent and the Lenders of any change in the Debt Rating in accordance with Section 6.3(d). The initial Applicable Percentage shall be set at no lower than Pricing Level III and shall not be adjusted to a higher Pricing Level (that is, Pricing Level I or Pricing Level II) until the end of the first two complete fiscal quarters following the Closing Date. Adjustment in the Applicable Percentage shall be effective as to all Loans, existing and prospective, from the date of adjustment. The Administrative Agent shall promptly notify the Lenders of changes in the Applicable Percentage.

         If (a) only one of S&P and Moody's at any time of determination shall have in effect a Debt Rating, the Applicable Percentage shall be determined by reference to the available rating, (b) neither S&P nor Moody's at any time of determination shall have in effect a Debt Rating, the Applicable Percentage will be set in accordance with Pricing Level V, (c) there shall be a one Pricing Level difference between the ratings established by S&P and Moody's, the Applicable Percentage shall be based upon the lower rating, (d) there shall be a greater than one Pricing Level difference between the ratings established by S&P and Moody's, the Applicable Percentage shall be based upon the Pricing Level immediately above the lower rating and (e) S&P or Moody's shall change the basis on which ratings are established, each reference to the Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

         "364-Day Credit Agreement" means that certain 364-Day Credit Agreement dated as of the date hereof among the Borrower, the Guarantors identified therein, the Lenders identified therein and First Union, as Administrative Agent, as amended, modified, supplemented, extended or restated from time to time.

         "Arranger" means First Union Securities, Inc., d/b/a Wachovia Securities, together with its successors and assigns.

         "Attributed Principal Amount" means, on any day, with respect to any Permitted Receivables Financing entered into by any Credit Party, the aggregate amount (with respect to any such transaction, the "Invested Amount") paid to, or borrowed by, such Person as of such date under such Permitted Receivables Financing, minus the aggregate amount received by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Permitted Receivables Financing.

         "Average Outstanding Loans" means, for any Utilization Period, the sum of (i) the aggregate principal amount of Loans outstanding under this Credit Agreement, plus (ii) the aggregate principal amount of loans outstanding under the Three Year Credit Agreement, as of the end of each day during such Utilization Period, divided by the number of days in such Utilization Period.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Borrower" means The Dial Corporation, a Delaware corporation, as referenced in the opening paragraph, its successors and permitted assigns.

                  "Business Day" means any day other than a Saturday, Sunday or legal holiday on which commercial banks are open for business in Charlotte, North Carolina and New York, New York; except that when used in connection with a LIBOR Rate Loan, such day shall also be a day on which dealings between banks are carried on in London, England in deposits of Dollars.

                  "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

         "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,
(iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "Change of Control" means (a) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, or control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 40% or more of the combined voting power of all Voting Stock of the Borrower, or (b) Continuing Directors shall cease for any reason to constitute a majority of the members of the board of directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

         "Closing Date" means the date hereof.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

         "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Committed Amount as specified in
Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

         "Commitment Percentage" means, for each Lender, a fraction (expressed as a decimal) the numerator of which is the Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Commitment Percentages are set out on Schedule 2.1(a).

         "Commitment Period" means the period from and including the Closing Date to but not including the earlier of (i) the Maturity Date, or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

         "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Consolidated EBITDA" means, for the applicable period, the sum of (i) Consolidated Net Income for such period, plus (ii) the interest expense for such period (including, without limitation, the interest component of payments under Capital Leases) deducted in determining Consolidated Net Income, plus (iii) the income tax expense for such period deducted in determining Consolidated Net Income, plus (iv) the aggregate amount of the depreciation expense and amortization expense for such period to the extent deducted in determining Consolidated Net Income, minus (v) any extraordinary, unusual or nonrecurring items of gain (or plus any extraordinary, unusual or nonrecurring items of loss) included in Consolidated Net Income for such period, in each case determined for the Borrower and its Subsidiaries on a consolidated basis; provided that to the extent that one or more acquisitions or dispositions occurred during such period, Consolidated EBITDA shall be calculated as if such acquisition or disposition occurred on the first day of such period (on a pro forma basis for the portion of such period prior to the date of such acquisition (or after the date of such disposition) and on an actual basis for the portion of such period after the date of such acquisition (or before the date of such disposition)).

         "Consolidated Funded Debt" means Funded Debt of the Borrower and its Subsidiaries on a consolidated basis.

         "Consolidated Interest Expense" means, for the applicable period, all interest expense (including the interest component under Capital Leases and the implied interest component under Permitted Receivables Financings) of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Net Income" means, for the applicable period, net income of the Borrower and its Subsidiaries on a consolidated basis. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending on the date of computation.

         "Consolidated Net Worth" means, as of any date of computation, the sum of (i) consolidated stockholders' equity of the Borrower and its Subsidiaries (calculated without giving effect to (a) translation gains or losses relating to foreign currency rates, (b) gains or losses relating to the sale of assets attributable to, or other disposition of, the Borrower's Argentinean operations and (c) gains or losses attributable to the sale of the Armour food business of the Borrower) plus (ii) an amount not to exceed $45,000,000 resulting from the impairment charge relating to the Borrower's Argentinean operations.

         "Consolidated Total Tangible Assets" means, on the date of computation,
(i) consolidated total assets minus (ii) goodwill minus (iii) other items properly classified as "intangible assets," in each case determined for the Borrower and its Subsidiaries on a consolidated basis.

         "Continuing Directors" means, during any period of up to 24 consecutive months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved).

         "Credit Documents" means a collective reference to this Credit Agreement, the 364-Day Credit Agreement, the Notes, any Joinder Agreement, the Fee Letter and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

         "Credit Party" means any of the Borrower or the Guarantors.

         "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party or any of its Subsidiaries to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

         "Debt Rating" shall have the meaning assigned to such term in the definition of "Applicable Percentage."

         "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" means, at any time, any Lender that, at such time,
(i) has failed to make a Loan required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

         "Dollars" and "$" means dollars in lawful currency of the United States of America.

         "Domestic Subsidiary" means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "Environmental Laws" means any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements or any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Credit Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "Eurodollar Reserve Percentage" means for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" means such term as defined in Section 8.1.

         "Fee Letter" means that certain letter agreement, dated as of January 23, 2002, among First Union, the Arranger and the Borrower, as amended, modified, supplemented or replaced from time to time.

         "Fees" means all fees payable pursuant to Section 3.5.

         "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent.

         "First Union" means First Union National Bank and its successors.

         "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

         "Funded Debt" means, with respect to any Person, without duplication,
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) the principal portion of all obligations of such Person under Capital Leases, (f) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP or for which hedge accounting under GAAP is applicable, (g) the maximum amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (h) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (i) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, including, without limitation, the outstanding Attributed Principal Amount under any Permitted Receivables Financing, but excluding customary operating leases in the ordinary course of business, (j) all Indebtedness of others of the type described in clauses (a) through (i) hereof secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (k) all Guaranty Obligations of such Person with respect to Indebtedness of another Person of the type described in clauses
(a) through (i) hereof, and (l) all Indebtedness of the type described in clauses (a) through (i) hereof of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer; provided, however, that Funded Debt shall not include Indebtedness among the Credit Parties to the extent such Indebtedness would be eliminated on a Consolidated basis.

         "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3 hereof.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantors" means (a) any of the Domestic Subsidiaries identified as a "Guarantor" on the signature pages hereto and (b) any Person which executes a Joinder Agreement, together with their successors and permitted assigns.

         "Guaranty" means the guaranty of the Guarantors set forth in Section
11.

         "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "Hedging Agreements" means, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases plus any accrued interest thereon, (i) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP or for which hedge accounting under GAAP is applicable, (j) the maximum amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon, but excluding customary operating leases in the ordinary course of business and
(m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

         "Insolvency" means, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

         "Interest Coverage Ratio" means, for the applicable period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense paid or payable in cash during such period. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending on the date of computation.

         "Interest Payment Date" means (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December and on the Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and

(c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period" means, as to any LIBOR Rate Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of LIBOR Rate Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, and (C) in the case of LIBOR Rate Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

         "Invested Amount" shall have the meaning set forth in the definition of Attributed Principal Amount.

         "Investment" means all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

         "Joinder Agreement" means a Joinder Agreement in substantially the form of Schedule 6.9, executed and delivered by each Person required to become a Guarantor in accordance with the provisions of Section 6.9.

         "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and their successors and assigns.

         "Leverage Ratio" means the ratio of Consolidated Funded Debt on the date of computation to Consolidated EBITDA for the applicable period ending on the date of computation. Unless expressly indicated otherwise, the applicable period shall be for the four consecutive quarters ending on the date of computation.

         "LIBOR" means, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates

(rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR Lending Office" means, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on Schedule 10.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

                  LIBOR Rate =                       LIBOR
                                    -----------------------------------
                                    1.00 - Eurodollar Reserve Percentage

         "LIBOR Rate Loan" means any Loan bearing interest at a rate determined by reference to the LIBOR Rate.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

         "Loan" or "Loans" means any Revolving Loan.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets or liabilities (financial or otherwise) of the Credit Parties and their Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Credit Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Credit Agreement, any of the Notes or any of the other Credit Documents or the material rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Material Contract" means any contract or other arrangement, whether written or oral, to which the Borrower or any of its Subsidiaries is a party as to which contract the breach, nonperformance or cancellation of such contract by any party thereto could reasonably be expected to have a Material Adverse Effect.

         "Material Domestic Subsidiary" means any Domestic Subsidiary which owns operating assets as of the Closing Date or as of the end of the most recent fiscal year thereafter in excess of five percent (5%) of the Consolidated Total Tangible Assets. In making the foregoing determination, the percentage ownership interest in a Subsidiary held by the Borrower or any of its Subsidiaries shall be applied to the value of operating assets held by such Subsidiary and the resulting value shall be used to determine the percentage of the Consolidated Total Tangible Assets held by such Subsidiary.

         "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials, or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" means, as to each Lender, the third anniversary of the Closing Date.

         "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Multiple Employer Plan" means a Plan which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

         "New Commitment Agreement" has the meaning assigned to such term in
Section 3.4(c).

         "Non-Excluded Taxes" means such term as is defined in Section 3.13.

         "Note" or "Notes" means any Revolving Note.

         "Notice of Borrowing" means a written notice of borrowing in substantially the form of Schedule 2.1(b)(i), as required by Section 2.1(b)(i).

         "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Schedule 3.2, as required by Section 3.2.

         "Participant" shall have the meaning set forth in Section 10.6(b).

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Acquisition" means any acquisition or any series of related acquisitions by a Credit Party of the assets or a majority of the Voting Stock of a Person that is incorporated, formed or organized in the United States, or any division, line of business or other business unit of a Person that is incorporated, formed or organized in the United States (such Person or such division, line of business or other business unit of such Person referred to herein as the "Target"), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Subsidiaries pursuant to Section 7.3 hereof, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto,
(b) the Credit Parties certify to the Administrative Agent and the Required Lenders that the Credit Parties will be in compliance on a Pro Forma Basis with all of the terms and provisions of the financial covenants set forth in Section 6.7, (c) the Target, if such Person would be a Material Domestic Subsidiary, shall have executed a Joinder Agreement in accordance with the terms of Section 6.9, (d) if total consideration for such Acquisition is greater than $50,000,000, the Target has earnings before interest, taxes, depreciation and amortization for the most recent four fiscal quarters prior to the acquisition date for which financial statements are available, together with adjustments agreed to by the Borrower and the Administrative Agent, in an amount greater than $0 and (e) such acquisition is not a "hostile" acquisition and has been approved by the Board of Directors and/or shareholders of the applicable Credit Party and the Target.

         "Permitted Investments" means:

                  (i)      cash and Cash Equivalents;

                  (ii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (iii) Investments in and loans by any Credit Party to any other Credit Party;

                  (iv) loans and advances to officers, directors and employees in the ordinary course of business in an aggregate amount not to exceed $5,000,000 at any time outstanding;

                  (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (vi) Investments, acquisitions or transactions permitted under Section 7.4(b);

                  (vii)    Permitted Acquisitions;

                  (viii) Investments by any Credit Party in a Receivables Financing SPC made in connection with a Permitted Receivables Financing;

                  (ix) Investments existing as of the Closing Date and set forth on Schedule 7.5 hereto (including, without limitation, the intercompany loan to Dial Argentina, S.A. which may be converted into equity after the Closing Date); and

                  (x) additional loan advances and/or Investments of a nature not contemplated by the foregoing clauses hereof; provided that such loans, advances and/or Investments made pursuant to this clause
         (x) shall not exceed an aggregate amount of $25,000,000 at any time outstanding.

         "Permitted Liens" means:

                  (i) Liens in favor of a Lender hereunder in connection with Hedging Agreements permitted under Section 7.1(e), but only to the extent such Liens (A) secure obligations under Hedging Agreements with any Lender or any Affiliate of a Lender and (B) relate only to collateral which equally and ratably secures the Loans and other Credit Party Obligations in favor of the Lenders hereunder;

                  (ii) Liens securing purchase money Indebtedness and Capital Lease Obligations to the extent permitted under Section 7.1(c); provided, that (A) any such Lien attaches to such property concurrently with or within 30 days after the acquisition thereof and (B) such Lien attaches solely to the property so acquired in such transaction;

                  (iii) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed 60 days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                  (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (v) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements incurred in the ordinary course of business;

                  (vi) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (vii)    Liens existing on the Closing Date and set forth on
         Schedule 1.1-2; provided that (a) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced;

                  (viii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                  (ix) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses; provided that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced; and

                  (x) other Liens not described above, provided that such Liens do not secure obligations in excess of $25,000,000 at any one time outstanding.

         "Permitted Receivables Financing" shall mean any one or more receivables financings in which (a) any Credit Party (i) sells (as determined in accordance with GAAP) any accounts receivable, notes receivable, rights to future lease payments or residuals (collectively, together with certain property relating thereto and the right to collections thereon, being the "Transferred Assets") to any Person that is not a Subsidiary or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financier"), (ii) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (iii) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier or (b) any Credit Party sells, conveys or otherwise contributes any Transferred Assets to a Receivables Financing SPC, which Receivables Financing SPC then (i) sells (as determined in accordance with GAAP) any such receivables (or an interest therein) to any Receivables Financier, (ii) borrows from such Receivables Financier and secures such borrowings by a pledge of such receivables or (iii) otherwise finances its acquisition of such receivables and, in connection therewith, conveys an interest in such receivables to the Receivables Financier, provided that (A) the aggregate Attributed Principal Amount for all such receivables financings shall not at any time exceed $100,000,000, (B) such receivables financing shall not involve any recourse to any Credit Party for any reason other than (x) repurchases of non-eligible receivables or (y) indemnifications for losses other than credit losses related to the receivables sold in such financing and (C) the terms of such transaction, including the discount at which receivables are sold, the term of the commitment of the Receivables Financier thereunder and any termination events, shall be consistent at all times with those prevailing in the market for similar transactions involving a receivables originator/servicer of similar credit quality and a receivables pool of similar characteristics.

         "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

         "Plan" means, at any particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by First Union as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by First Union in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by First Union to any debtor).

         "Pro Forma Basis" shall mean, with respect to any Permitted Acquisition, that such Permitted Acquisition shall be deemed to have occurred as of the first day of the twelve-month period ending as of the most recent month end preceding the date of such Permitted Acquisition.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Purchasing Lenders" shall have the meaning set forth in Section
10.6(c).

         "Receivables Financier" shall have the meaning set forth in the definition of Permitted Receivables Financing.

         "Receivables Financing SPC" shall mean, in respect of any Permitted Receivables Financing, any Subsidiary or Affiliate of the Borrower to which any Credit Party sells, contributes or otherwise conveys any Transferred Assets in connection with such Permitted Receivables Financing.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

         "Register" shall have the meaning given such term in Section 10.6(d).

         "Regulation T, U, or X" means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Reorganization" means, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Related Fund" means, with respect to any Lender, any fund or trust or entity that invests in commercial bank loans in the ordinary course of business and is advised or managed by (i) such Lender, (ii) an Affiliate of such Lender,
(iii) any other Lender or any Affiliate thereof or (iv) the same investment advisor as any Person described in clauses (i) - (iii).

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. Section 4043.

         "Required Lenders" means, at any time, Lenders having more than fifty-one percent (51%) of the Commitments, or if the Commitments have been terminated, Lenders having more than fifty-one percent (51%) of the aggregate principal amount of Loans outstanding; provided that the Commitments of, and outstanding principal amount of Loans owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

         "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

         "Responsible Officer" means, with respect to the Borrower, the Chief Executive Officer, Chief Financial Officer, the Controller and the Treasurer.

         "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness or (c) the payment by the Borrower or any of its Subsidiaries of any management or consulting fee to any Person or of any salary, bonus or other form of compensation to any Person who is directly or indirectly a significant partner, shareholder, owner or executive officer of any such Person, to the extent such salary, bonus or other form of compensation is not included in the corporate overhead of the Borrower or such Subsidiary.

         "Revolving Committed Amount" means, collectively, the aggregate amount of all of the Commitments and, individually, the amount of each Lender's Commitment as specified in Schedule 2.1(a).

         "Revolving Loans" shall have the meaning assigned to such term in
Section 2.1(a).

         "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans in substantially the form attached as Schedule 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

         "Single Employer Plan" means any Plan which is not a Multiemployer
Plan.

         "Specified Sales" means (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business and
(b) the sale, transfer or other disposition of Permitted Investments.

         "Subordinated Indebtedness" shall mean any Indebtedness incurred by any Credit Party that by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations.

         "Subsidiary" means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors or other managers of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) are at the time owned by such Person directly or indirectly through Subsidiaries. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Borrower.

         "Target" shall have the meaning set forth in the definition of Permitted Acquisition.

         "Taxes" shall have the meaning set forth in Section 3.13.

         "Transfer Effective Date" shall have the meaning set forth in each Commitment Transfer Supplement.

         "Transferred Assets" shall have the meaning set forth in the definition of Permitted Receivables Financing.

         "Utilization" means, for any Utilization Period, the percentage obtained by dividing the Average Outstanding Loans by the average of the daily Aggregate Commitments.

         "Utilization Fees" has the meaning specified in Section 3.5(b).

         "Utilization Period" means each calendar quarter, except that the initial Utilization Period shall commence on the Closing Date and end on March 31, 2002, and the final Utilization Period shall end on the Maturity Date.

         "Utilized Commitment" means, for any day that the Utilization Fees are required to be paid pursuant to Section 3.5(b), the amount equal to the principal amount of Loans outstanding on such day.

         "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         1.2      Computation of Time Periods.

         All time references in this Credit Agreement and the other Credit Documents shall be to Charlotte, North Carolina time unless otherwise indicated. For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      Accounting Terms.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement (including, without limitation, calculation of the financial covenants set forth in Section 6.7) shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 6.1 hereof, consistent with the annual audited financial statements referenced in Section 5.1(a)(i) hereof); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

                                    SECTION 2
                                 CREDIT FACILITY

         2.1      Revolving Loans.

         (a) Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans in Dollars (the "Revolving Loans") to the Borrower from time to time in the amount of such Lender's Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Lenders collectively, the aggregate principal amount of Loans outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (ii) with regard to each Lender individually, the aggregate principal amount of such Lender's Commitment Percentage of Revolving Loans outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

         (b)      Revolving Loan Borrowings.

                  (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Administrative Agent not later than 11:00 A.M. on the day of the requested borrowing, which shall be a Business Day, in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested,
         (B) the date of the requested borrowing (which shall be a Business
         Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                  (ii) Minimum Amounts. Each Revolving Loan shall be in a minimum aggregate principal amount of (A) in the case of LIBOR Rate Loans, $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less) or (B) in the case of Alternate Base Rate Loans, $1,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                  (iii) Advances. Each Lender will make its Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 10.2, or at such office as the Administrative Agent may designate in writing, by 1:00 p.m. on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account designated by the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         (c) Repayment. The principal amount of all Loans shall be due and payable in full on the Maturity Date.

         (d)      Interest.  Subject to the provisions of Section 3.1:

                  (i) Alternate Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Alternate Base Rate Loans, such Alternate Base Rate Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage;

                  (ii) LIBOR Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of LIBOR Rate Loans, such LIBOR Rate Loans shall bear interest at a per annum rate equal to the LIBOR Rate plus the Applicable Percentage.

Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

         (e) Revolving Notes. The Revolving Loans shall be evidenced by a duly executed Revolving Note in favor of each Lender in the form of Schedule 2.1(e) attached hereto.

         (f) Maximum Number of LIBOR Rate Loans. The Borrower will be limited to a maximum number of eight (8) LIBOR Rate Loans outstanding at any time. For purposes hereof, LIBOR Rate Loans with separate or different Interest Periods will be considered as separate LIBOR Rate Loans even if their Interest Periods expire on the same date.

                                    SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1      Default Rate.

         Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the interest rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Alternate Base Rate plus the Applicable Percentage).

         3.2      Extension and Conversion.

         The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as expressly provided otherwise in this Credit Agreement, LIBOR Rate Loans may be converted into Alternate Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) LIBOR Rate Loans may be extended, and Alternate Base Rate Loans may be converted into LIBOR Rate Loans, only if the conditions in Section 4.2 have been satisfied, (iii) Loans extended as, or converted into, LIBOR Rate Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), and (iv) any request for extension or conversion of a LIBOR Rate Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Administrative Agent prior to 11:00 A.M. on the Business Day of, in the case of the conversion of a LIBOR Rate Loan into a Alternate Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a LIBOR Rate Loan as, or conversion of a Alternate Base Rate Loan into, a LIBOR Rate Loan, the date of the proposed extension or conversion, specifying (A) the date of the proposed extension or conversion, (B) the Loans to be so extended or converted,
(C) the types of Loans into which such Loans are to be converted and, if appropriate, (D) the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in Section
4.2. In the event the Borrower fails to request extension or conversion of any LIBOR Rate Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such LIBOR Rate Loan shall be continued as a LIBOR Rate Loan at the end of the

Interest Period applicable thereto for an Interest Period of one month. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

         3.3      Prepayments.

         (a) Voluntary Prepayments. Revolving Loans may be repaid in whole or in part without premium or penalty; provided that (i) LIBOR Rate Loans may be prepaid only upon three (3) Business Days' prior written notice to the Administrative Agent, and Alternate Base Rate Loans may be prepaid only upon at least one (1) Business Day's prior written notice to the Administrative Agent,
(ii) prepayments of LIBOR Rate Loans must be accompanied by payment of any amounts owing under Section 3.12, and (iii) partial prepayments shall be in minimum principal amount of $10,000,000, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Prepayments. If at any time, the aggregate principal amount of Loans shall exceed the Aggregate Revolving Committed Amount, the Borrower shall immediately make payment on the Loans in an amount sufficient to eliminate the deficiency.

         (c) Application. Unless otherwise specified by the Borrower, prepayments made hereunder shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

         3.4      Termination, Reduction and Increase of Commitments

         (a) Voluntary Reductions. The Commitments may be terminated or permanently reduced by the Borrower in whole or in part upon three (3) Business Days' prior written notice to the Administrative Agent; provided that (i) after giving effect to any voluntary reduction, the aggregate principal amount of Loans shall not exceed the Aggregate Revolving Committed Amount, as reduced, and
(ii) partial reductions shall be in minimum principal amounts of $10,000,000, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Reduction. The Commitments hereunder shall terminate on the Maturity Date.

         (c) Increase in Commitments. The Borrower shall have the right upon at least fifteen (15) Business Days' prior written notice to the Administrative Agent to increase the Aggregate Revolving Committed Amount by up to $25,000,000, in a single increase, at any time on or after the Closing Date, subject, however, in any such case, to satisfaction of the following conditions precedent:

                  (i) no Default or Event of Default shall have occurred and be continuing on the date on which such Aggregate Revolving Committed Amount increase is to become effective;

                  (ii)     the representations and warranties set forth in
         Section 5 of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such Aggregate Revolving Committed Amount increase is to become effective (except to the extent they expressly relate to an earlier date);

                  (iii) on or before the date on which such Aggregate Revolving Committed Amount increase is to become effective, the Administrative Agent shall have received, for its own account, the mutually acceptable fees and expenses required by separate agreement of the Borrower and the Administrative Agent to be paid in connection with such increase;

                  (iv) such Aggregate Revolving Committed Amount increase shall be an integral multiple of $5,000,000 and shall in no event be less than $5,000,000; and

                  (v) such requested Aggregate Revolving Commitment increase shall be effective on such date only to the extent that, on or before such date, (A) the Administrative Agent shall have received and accepted a corresponding amount of Additional Commitment(s) pursuant to a commitment letter(s) acceptable to the Administrative Agent from one or more Lenders acceptable to the Administrative Agent and, with respect to any Lender that is not at such time a Lender hereunder, to the Borrower and (B) each such Lender has executed an agreement in the form of Schedule 3.4(c) hereto (each such agreement a "New Commitment Agreement"), accepted in writing therein by the Administrative Agent and, with respect to any Lender that is not at such time a Lender hereunder, by the Borrower, with respect to the Additional Commitment of such Lender.

         3.5      Fees.

         (a) Facility Fee. In consideration of the Commitments hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a facility fee (the "Facility Fee") equal to the Applicable Percentage per annum, prior to the Maturity Date, on the average daily Aggregate Revolving Committed Amount in effect from time to time, and after the Maturity Date, on the average daily aggregate Revolving Loans outstanding. The Facility Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Maturity Date.

         (b) Utilization Fee. For each day that the principal amount of outstanding Loans hereunder is equal to or shall exceed an amount equal to fifty percent (50%) of the then Aggregate Revolving Committed Amount, the Borrower shall pay to the Administrative Agent for the pro rata benefit of the Lenders, a per annum fee equal to one-eighth of one percent (.125%) on the Utilized Commitment for such day (the "Utilization Fees"). The Utilization Fees, if any, shall be due and payable in arrears on the first Business Day after the end of each fiscal quarter of the Borrower (as well as on the Maturity Date and on any date that the Commitment is reduced) for the immediately preceding fiscal quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

         (c) Administrative Agent's Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, an annual administrative fee and such other fees, if any, referred to in the Fee Letter (collectively, the "Administrative Agent's Fees").

         3.6      Computation of Interest and Fees.

                  (a) Interest payable hereunder with respect to Alternate Base Rate Loans based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Credit Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

                  3.7      Pro Rata Treatment and Payments.

                  (a) Each borrowing of Revolving Loans and any reduction of the Commitments shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment under this Credit Agreement or any Note shall be applied (i) first, to any Fees then due and owing, (ii) second, to interest then due and owing in respect of the Notes of the Borrower and (iii) third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any Fees pursuant to Sections 3.5(a) and (b) shall be made pro rata in accordance with the respective amounts due and owing. Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective amounts due and owing hereunder. Prepayments made pursuant to Section 3.3 shall be applied in accordance with such section. Each optional prepayment on account of principal of the Loans shall be applied in accordance with Section 3.3 and each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 3.3. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 3.13(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified in Section 10.2 in Dollars and in immediately available funds not later than 1:00 P.M. on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Allocation of Payments After Event of Default. Notwithstanding any other provision of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                           SECOND, to payment of any fees owed to the
                  Administrative Agent;

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                           FOURTH, to the payment of all of the Credit Party
                  Obligations consisting of accrued fees and interest (including, without limitation, accrued fees and interest arising under any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender);

                           FIFTH, to the payment of the outstanding principal
                  amount of the Credit Party Obligations (including, without limitation, the outstanding principal amount arising under any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Hedging Agreement is permitted by Section 7.1(e));

                           SIXTH, to all other Credit Party Obligations and
                  other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                           SEVENTH, to the payment of the surplus, if any, to
                  whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above.

                  3.8      Non-Receipt of Funds by the Administrative Agent.

                  (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

                  (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that such Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Rate.

                  (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 3.8 shall be conclusive in the absence of manifest error.

                  3.9      Inability to Determine Interest Rate.

         Notwithstanding any other provision of this Credit Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

                  3.10     Illegality.

         Notwithstanding any other provision of this Credit Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Credit Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law to Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable discretion to be material.

                  3.11     Requirements of Law.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject such Lender to any tax of any kind whatsoever with respect to any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                           (iii)    shall impose on such Lender any other
                  condition;

                  and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable discretion to be material.

                  (b) If (i) any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy

         (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender in its sole discretion to be material and (ii) such Lender shall provide the Borrower, within thirty (30) days following its determination that such a reduction in its rate of return has occurred, with a certificate demanding such additional amount (the "Shortfall Amount") as shall be certified by such Lender as being required to compensate it for such reduction, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender the Shortfall Amount. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

                  (c) The agreements in this Section 3.11 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

                  3.12     Indemnity.

         The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

                  3.13     Taxes.

                  (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 3.13(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Credit Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to
         Section 10.6 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Credit Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause (i) above, or (x) a certificate substantially in the form of Schedule 3.13 (any such certificate, a "3.13 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Credit Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Credit Agreement and any Note. Notwithstanding anything to the contrary contained in Section 3.13(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.13(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.13(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.13, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 3.13(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

                  (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable discretion to be material.

                  (d) If the Borrower pays any additional amount pursuant to this Section 3.13 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this
         Section 3.13, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 3.13 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this
         Section 3.13 to the Borrower or any other party.

                  (e) The agreements in this Section 3.13 shall survive the termination of this Credit Agreement and the payment of the Notes and all other amounts payable hereunder.

                                    SECTION 4
                                   CONDITIONS

         4.1      Conditions to Closing.

         This Credit Agreement shall become effective upon, and the obligation of each Lender to make the initial Loans is subject to, the satisfaction of the following conditions precedent:

         (a)      Execution of Credit Agreement and Credit Documents. Receipt of
(i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender and (iii) an executed copy of the Three Year Credit Agreement, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

         (b) Legal Opinion. Receipt of a legal opinion of counsel to the Credit Parties relating to this Credit Agreement and the other Credit Documents and the transactions contemplated herein and therein, in form and substance reasonably acceptable to the Administrative Agent, which opinion shall include, without limitation, an opinion that the execution, delivery and performance of the Credit Documents and the performance of the transactions contemplated thereby will not conflict with, result in a breach of, require any consent or permit any acceleration of (or require repayment of) any Indebtedness of the Credit Parties or under any of the Credit Parties' corporate instruments and material agreements.

         (c) Financial Information. Receipt by the Administrative Agent of the financial information of the Borrower and its Subsidiaries referred to in
Section 5.1(a) and the three-year financial and operational projections for the Borrower and its Subsidiaries referred to in Section 5.1(b), in form and substance satisfactory to the Administrative Agent.

         (d) Absence of Legal Proceedings. Except as set forth on Schedule 5.6, the absence of any material pending or threatened action, suit, investigation, proceeding, bankruptcy or insolvency, injunction, order or claim with respect to the Borrower or any of its Subsidiaries.

         (e) Corporate Documents. Receipt of the following (or their equivalent) for each Credit Party, each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of such Credit Party as of the Closing Date to be true and correct and in force and effect pursuant to a certificate substantially in the form attached hereto as Schedule 4.1(e):

                  (i) Articles of Incorporation. Copies of the articles of incorporation or charter documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization.

                  (ii) Resolutions. Copies of resolutions of the Board of Directors or comparable managing body approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof.

                  (iii) Bylaws. Copies of the bylaws, operating agreement or partnership agreement certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                  (iv) Good Standing. Copies, where applicable, of certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate Governmental Authorities of the State of organization and each other State in which the failure to so qualify and be in good standing would be reasonably likely to have a Material Adverse Effect.

         (f) Fees. Receipt by the Administrative Agent and the Lenders of all fees, if any, then owing pursuant to the Fee Letter, Section 3.5 or pursuantto any Credit Document.

         (g) Account Designation Letter. Receipt by the Administrative Agent of an executed counterpart of the Account Designation Letter.

         (h) Officer's Certificate. Receipt by the Administrative Agent of a certificate of a Responsible Officer certifying that (i) each of the Borrower and the Guarantors is solvent as of the Closing Date and (ii) the Borrower is in pro forma compliance with all of the covenants in Section 6.7 both before and after giving effect to any Loans to be made on the Closing Date.

         (i) Payment Instructions. Receipt by the Administrative Agent of payment instructions with respect to each wire transfer to be made by the Administrative Agent on behalf of the Lenders or the Borrower on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer.

         (j) No Material Adverse Effect. Except as set forth on Schedule 4.1(j), no Material Adverse Effect shall have occurred since December 31, 2000 (other than as has been publicly disclosed from December 31, 2000 to January 24, 2002 in filings with the Securities and Exchange Commission or in press releases that have been widely distributed (e.g. PR Newswire or Dow Jones Newswire)).

         (k) Consolidated EBITDA. Receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that Consolidated EBITDA for the twelve-month period ending on the last day of the last complete calendar quarter immediately preceding the Closing Date was not less than $200,000,000.

         (l) Evidence of Insurance. The Administrative Agent shall be satisfied that the Borrower has in effect insurance policies for liability, casualty and business interruption on terms and in coverage amounts comparable to the industry standard applicable to the Borrower's assets and operations.

         (m) Existing Indebtedness. All of the existing Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than Indebtedness permitted to exist pursuant to Section 7.1) shall be repaid in full and terminated and all security interests and Liens related thereto (if any) shall be terminated and released on the Closing Date.

         (n) Consents. The Administrative Agent shall have received evidence that all necessary governmental, corporate, shareholder and third party consents and approvals, if any, in connection with the financings and other transactions contemplated hereby have been received and no condition exists which would reasonably be likely to restrain, prevent or impose any material adverse conditions on the transactions contemplated hereby.

         (o) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Administrative Agents and the Required Lenders.

         4.2      Conditions to All Loans.

         The obligation of each Lender to make any Loan hereunder (including the initial Loans to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Loan:

         (a) Representations and Warranties. The representations and warranties made by any Credit Party herein or in any other Credit Document or which are contained in any certificate furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects on and as of the date of such Loan as if made on and as of such date (except for those which expressly relate to an earlier date).

         (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

         Each request for a Loan (including extensions and conversions) and each acceptance by the Borrower of a Loan (including extensions and conversions) shall be deemed to constitute a representation and warranty by each of the Credit Parties as of the date of such Loan that the conditions in subsections
(a) and (b) of this Section have been satisfied.

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Credit Agreement and to make Loans herein provided for, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

         5.1      Financial Condition.

         (a) Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders), have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, and present fairly in all material respects the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments:

                  (i) audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries dated as of December 31, 2000, together with related statements of income and cash flows certified by Deloitte & Touche LLP, certified public accountants; and

                  (ii) a company-prepared consolidated condensed balance sheet of the Borrower and its consolidated Subsidiaries dated as of December 31, 2001, together with related consolidated condensed statements of income and cash flows for the period from January 1, 2001 through December 31, 2001.

         (b) The three-year financial and operations projections of the Borrower and its Subsidiaries have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made.

         5.2      No Material Adverse Change.

         Except as set forth on Schedule 4.1(j), since December 31, 2000, there has not occurred a change in the business, assets, liabilities (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole which is reasonably likely to have a Material Adverse Effect (other than as has been publicly disclosed from December 31, 2000 to January 24, 2002 in filings with the Securities and Exchange Commission or in press releases made by the Borrower in financial publications that have been widely distributed (e.g. PR Newswire or Dow Jones Newswire) or through publication on the Borrower's website).

         5.3      Organization; Existence.

         Each Credit Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect.

         5.4      Power; Authorization; Enforceable Obligations.

         Each Credit Party has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of extensions of credit by the Borrower or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Credit Parties. Each Credit Document to which it is a party constitutes a valid and legally binding obligation of each Credit Party enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5.5      Conflict.

         The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the proceeds of the Loans will not (a) violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries (except those as to which waivers or consents have been obtained),
(b) conflict with, result in a breach of or constitute a default under (i) the articles of incorporation, bylaws or other organizational documents of such Person, (ii) any material indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or (iii) any approval of any Governmental Authority relating to such Person, or (c) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any Material Contract.

         5.6      No Material Litigation.

         No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against any Credit Party or any of its Subsidiaries or against any of their respective properties which (a) relates to the Credit Documents or any of the transactions contemplated hereby or thereby or (b) is reasonably likely to have a Material Adverse Effect. Set forth on
Schedule 5.6 is a summary of material litigation matters pending as of the Closing Date.

         5.7      No Default.

         No Default or Event of Default has occurred and is continuing.

         5.8      Taxes.

         Each of the Credit Parties and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither any of the Credit Parties nor any of its Subsidiaries are aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         5.9      ERISA

         Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

         5.10     Governmental Regulations, Etc.

         (a) No part of the proceeds of the Loans hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No Indebtedness being reduced or retired out of the proceeds of the Loans hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. Neither the execution and delivery hereof by the Borrower, nor the performance by it of any of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

         (b) None of the Credit Parties is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.11     Subsidiaries.

         Set forth on Schedule 5.11 is a list of all the Subsidiaries of the Credit Parties as of the Closing Date, including a list of the Material Domestic Subsidiaries of the Borrower, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

         5.12     Use of Proceeds.

         The Loans will be used solely (a) to refinance certain existing Indebtedness, (b) to provide general working capital and (c) for other general corporate purposes.

         5.13     Compliance with Laws; Contractual Obligations.

         Each Credit Party and each Subsidiary is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Credit Parties is in default under or with respect to any of its contractual obligations in any respect which could reasonably be expected to have a Material Adverse Effect.

         5.14     Accuracy and Completeness of Information.

         As of the Closing Date, to the best of the Borrower's knowledge, no representation or warranty of the Borrower or any of its Subsidiaries contained in this Credit Agreement or any other Credit Document or in any other document, certificate or written statement furnished to the Lenders by or on behalf of the Borrower or any of its Subsidiaries contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such agreements, documents, certificates and statements not misleading in light of the circumstances in which the same were made.

         5.15     Environmental Matters.

         (a) The Borrower and each of its Subsidiaries is in compliance in all material respects with all Environmental Laws the non-compliance with which could reasonably be expected to have a Material Adverse Effect.

         (b) There has been no "release or threatened release of a hazardous substance" (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance, pollutant or other materials from the

Borrower's or its Subsidiaries' property other than as permitted under applicable Environmental Law and other than those which would not have a Material Adverse Effect. Other than disposals (i) for which the Borrower has been indemnified in full or (ii) which would not have a Material Adverse Effect, all "hazardous waste" (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (1976) and the regulations thereunder, 40 CFR
Part 261 ("RCRA")) generated at the Borrower's or any Subsidiaries' properties have in the past been and shall continue to be disposed of at sites which maintain valid permits under RCRA and any applicable state or local Environmental Law.

         5.16     Solvency.

         The fair saleable value of the Credit Parties' assets taken as a whole, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. None of the Credit Parties (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay such debts as they become due.

         5.17     No Burdensome Restrictions.

         None of the Borrower or any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.18     Material Contracts.

         Schedule 5.18 sets forth a true and correct and complete list of all Material Contracts currently in effect as of the Closing Date. All of the Material Contracts are in full force and effect and no material defaults currently exist thereunder.

         5.19     Insurance.

         The Borrower and its Subsidiaries maintain insurance policies for liability, casualty and business interruption on terms and in coverage amounts comparable to the industry standard applicable to the assets and operations of the Borrower and its Subsidiaries.

                                    SECTION 6
                              AFFIRMATIVE COVENANTS

         The Credit Parties covenant and agree that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or under any other Credit Document or in connection herewith or therewith have been paid in full, the Credit Parties shall, and shall cause each Subsidiary to:

         6.1      Financial Statements.

         Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

         (a) Audited Financial Statements. As soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, an audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of the fiscal year and the related consolidated and consolidating statements of income, retained earnings, shareholders' equity and cash flows for the year, audited by an independent certified public accounting firm of nationally recognized standing, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification.

         (b) Company-Prepared Financial Statements. As soon as available, but in any event within 45 days after the end of each fiscal quarters of the Borrower, a company-prepared consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of the quarter and related company-prepared consolidated and consolidating statements of income, retained earnings, shareholders' equity and cash flows for such quarterly period and for the fiscal year to date; in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

All such financial statements shall fairly present in all material respects the financial condition of the Borrower (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in Section 1.3.

         6.2      Certificates; Other Information.

         Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

         (a) Officer's Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and 6.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period each Credit Party has observed or performed its covenants and other agreements hereunder and under the other Credit Documents, and satisfied the conditions contained in this Credit Agreement to be observed, performed or satisfied by it (except to the extent waived in accordance with the provisions hereof) and (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate. Such certificate shall include the calculations required to indicate compliance with Section 6.7 as of the last day of the period covered by such financial statements. A form of Officer's Certificate is attached as
Schedule 6.2(a).

         (b) Public Information. Promptly after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 6.1) and other financial information which any Credit Party sends to its public stockholders, and promptly after the same are filed, copies of all financial statements and non-confidential reports which any Credit Party may make to, or file with, the Securities and Exchange Commission or any successor or analogous United States Governmental Authority.

         (c) Other Information. Promptly, such additional financial and other information as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         6.3      Notices.

         Give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

         (a)      Defaults. Promptly (but in any event within two (2) Business
Days), after any Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default.

         (b) Legal Proceedings. Promptly, any litigation, or any investigation or proceeding (including without limitation, any environmental proceeding) known to a Credit Party and not set forth on Schedule 5.6, relating to a Credit Party or any of its Subsidiaries which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

         (c) ERISA. Promptly, (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

         (d) Change in Debt Rating. Promptly, any change in the Borrower's Debt Rating as provided by S&P or Moody's.

         (e) Change in Fiscal Year. Promptly, any change in the fiscal year of the Borrower or any of its Subsidiaries.

         (f) Other. Promptly, any other development or event which a Responsible Officer of the Borrower determines is reasonably likely to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         6.4 Maintenance of Existence; Compliance with Laws; Contractual Obligations.

         (a) Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business.

         (b) Comply with all Requirements of Law (including, without limitation, all Environmental Laws and ERISA) applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

         (c) Fully perform and satisfy all of its obligations under all of its contractual obligations except to the extent that failure to perform and satisfy such obligations would not, in the aggregate, have a Material Adverse Effect.

         6.5      Maintenance of Property; Insurance.

         Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability, business interruption and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

         6.6      Inspection of Property; Books and Records; Discussions.

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent, the Administrative Agent to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the Credit Parties and their Subsidiaries with officers and employees of the Credit Parties and their Subsidiaries and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Borrower.

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

         6.7      Financial Covenants.

         (a) Consolidated Net Worth. Maintain Consolidated Net Worth at all times (which shall be calculated as of the end of each fiscal quarter) of not less than $100,000,000 plus 50% of Consolidated Net Income (if positive) from the Closing Date to the date of computation.

         (b) Leverage Ratio. Maintain a Leverage Ratio at all times (which shall be calculated as of the end of each fiscal quarter) of not greater than
3.00 to 1.00.

         6.8      Use of Proceeds.

         Use the Loans solely for the purposes provided in Section 5.12.

         6.9      Additional Guarantors.

         Cause each of the Borrower's Material Domestic Subsidiaries which is not a party to this Credit Agreement, whether newly formed, after acquired or otherwise existing, to promptly become a "Guarantor" hereunder by way of execution of a Joinder Agreement.

         6.10     Payment of Obligations.

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its taxes (Federal, state, local and any other taxes) and all its other obligations and liabilities of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations and liabilities, except when the amount or validity of such obligations, liabilities and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

         6.11     Environmental Laws.

         (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

         (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors and affiliates, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Credit Parties or any of their Subsidiaries or their Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

                                    SECTION 7
                               NEGATIVE COVENANTS

         The Credit Parties covenant and agree that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or under any other Credit Document or in connection herewith or therewith have been paid in full, the Credit Parties shall not and shall not permit any Subsidiary to:

         7.1      Indebtedness.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

         (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

         (b) Indebtedness of the Borrower and its Subsidiaries existing as of the Closing Date as referenced in the financial statements referenced in
Section 5.1 (and set out more specifically in Schedule 7.1(b)) hereto and renewals, refinancings, extensions or replacements thereof in a principal amount not in excess of that outstanding as of the Closing Date;

         (c) Indebtedness of the Borrower and its Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such Indebtedness shall not exceed $25,000,000 at any time outstanding;

         (d) Unsecured intercompany Indebtedness among the Credit Parties, provided that any such Indebtedness shall be fully subordinated to the Credit Party Obligations hereunder on terms reasonably satisfactory to the Administrative Agent;

         (e) Indebtedness and obligations owing under Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

         (f) Indebtedness and obligations of Credit Parties owing under documentary letters of credit for the purchase of goods or other merchandise generally;

         (g) Guaranty Obligations in respect of Indebtedness of a Credit Party to the extent such Indebtedness is permitted to exist or be incurred pursuant to this Section 7.1;

         (h) obligations in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness;

         (i) unsecured Indebtedness of Foreign Subsidiaries to the extent that any such Indebtedness is non-recourse to the Borrower or any Domestic Subsidiary; and

         (j) other unsecured Indebtedness of the Borrower which does not exceed $200,000,000 in the aggregate at any time outstanding.

         7.2      Liens.

         Each of the Credit Parties will not, nor will it permit any Material Domestic Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

         7.3      Nature of Business.

         Each of the Credit Parties will not, nor will it permit any Material Domestic Subsidiary to, alter the character of its business in any material respect from that conducted as of the Closing Date (it being understood and agreed that any consumer packaged goods line of business shall be deemed to be within the character of the Credit Parties' businesses).

         7.4      Consolidation, Merger, Sale or Purchase of Assets, etc.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to,

         (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                  (i) the sale, transfer, lease or other disposition of inventory (whether current, obsolete or excess) and materials in the ordinary course of business;

                  (ii) the sale, transfer or other disposition of cash and Cash Equivalents;

                  (iii) (A) the disposition of property or assets as a direct result of a Recovery Event or (B) the sale, lease, transfer or other disposition of machinery, parts and equipment no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, so long as the net proceeds therefrom are used to replace such machinery, parts and equipment or to purchase or otherwise acquire new assets or property within 180 days of receipt of the net proceeds;

                  (iv) the sale, lease or transfer of property or assets between Credit Parties;

                  (v) any sale of Transferred Assets by such Person to a Receivables Financier in connection with a Permitted Receivables Financing;

                  (vi) the sale of assets attributable to the Borrower's (A) Argentinean operations and (B) Armour food business; and

                  (vii) the sale, lease or transfer of property or assets not to exceed $20,000,000 in the aggregate in any fiscal year;

         provided, that, in the case of clauses (ii), (iii), (vi) and (vii) above, at least 75% of the consideration received therefor by the Borrower or any such Subsidiary is in the form of cash or Cash Equivalents; or

         (b)      (i)      purchase, lease or otherwise acquire (in a single
transaction or a series of related transactions) the property or assets of any Person (other than purchases or other acquisitions of inventory, materials, property and equipment in the ordinary course of business, except as otherwise limited or prohibited herein) or (ii) enter into any transaction of merger or consolidation, except for (A) investments or acquisitions permitted pursuant to
Section 7.5, and (B) the merger or consolidation of a Credit Party with and into another Credit Party; provided that if the Borrower is a party thereto, the Borrower will be the surviving corporation.

         7.5      Advances, Investments and Loans.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, make any Investment except for Permitted Investments.

         7.6      Transactions with Affiliates.

         Except as permitted in subsection (iv) of the definition of Permitted Investments, each of the Credit Parties will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

         7.7      Fiscal Year; Organizational Documents; Material Contracts.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders. Each of the Credit Parties will not, nor will it permit any Subsidiary to, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.

         7.8      Limitation on Restricted Actions.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 7.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, or (iv) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         7.9      Restricted Payments.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries) and (c) the Borrower may pay dividends so long as, after giving effect thereto on a pro forma basis, no Default or Event of Default shall exist.

         7.10     Sale Leasebacks.

         The Credit Parties will not, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, in an aggregate amount exceeding $40,000,000 at any time outstanding (a) which any Credit Party has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or (b) which any Credit Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party to another Person which is not another Credit Party in connection with such lease.

         7.11     No Further Negative Pledges.

         Each of the Credit Parties will not, nor will it permit any Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 7.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and
(c) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

                                    SECTION 8
                                EVENTS OF DEFAULT

         8.1      Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

         (a) The Borrower shall fail to pay any principal on any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or any Fee or other amount payable hereunder when due in accordance with the terms hereof and such failure shall continue unremedied for three (3) Business Days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder within the aforesaid period of time); or

         (b) Any representation or warranty made or deemed made herein or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Credit Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

         (c)      (i)      Any Credit Party shall fail to perform, comply with
or observe any term, covenant or agreement applicable to it contained in Sections 6.3(a), 6.4(a) or 6.7 or in Section 7; or (ii) any Credit Party shall fail to comply with any other covenant contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a), 7.1(b) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty
(30) days after the earlier to occur of (A) a Responsible Officer obtaining knowledge thereof or (B) notice thereof received from the Administrative Agent of its occurrence; or

         (d) Any Credit Party or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $15,000,000 in the aggregate for the Credit Parties and their Subsidiaries beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least $15,000,000 in the aggregate for the Credit Parties and their Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (iii) default in the due performance or observance of any term, covenant or agreement under any Material Contract which results in liabilities or damages in excess of $25,000,000 in the aggregate; or

         (e)      (i)      Any Credit Party or any of its Subsidiaries shall
commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Credit Party or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i),
(ii), or (iii) above; or (v) any Credit Party or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (f) Any final, non-appealable judgments or decrees shall be entered against any Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $25,000,000 or more and any such judgments or decrees shall not have been paid and satisfied, vacated, discharged or stayed within 10 days from the entry thereof; or

         (g)      (i)      Any Person shall engage in any "prohibited
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity,
(iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

         (h)      There shall occur a Change of Control; or

         (i) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

         (j) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the rights, powers and privileges purported to be created thereby, or any Credit Party or any Person acting by or on behalf of any Credit Party shall deny or disaffirm any Credit Party Obligation.

         8.2      Acceleration; Remedies.

         Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, or upon the request and direction of the Required Lenders shall, by written notice to the Borrower take any of the following actions:

                  (i) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (ii) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations (including, without limitation, Fees) of any and every kind owing by any Credit Party to the Administrative

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

         Agent and/or any of the Lenders hereunder to be due, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party.

                  (iii) Enforcement of Rights. Exercise any and all rights and remedies created and existing under the Credit Documents, whether at law or in equity.

                  (iv) Rights Under Applicable Law. Exercise any and all rights and remedies available to the Administrative Agent or the Lenders under applicable law.

Notwithstanding the foregoing, if an Event of Default specified in Section 8.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Administrative Agent or the Lenders, all of which are hereby waived by the Borrower.

                                    SECTION 9
                                AGENCY PROVISIONS

         9.1      Appointment.

         Each Lender hereby irrevocably designates and appoints First Union as the Administrative Agent of such Lender under this Credit Agreement, and each such Lender irrevocably authorizes First Union, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Credit Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Credit Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or otherwise exist against the Administrative Agent.

         9.2      Delegation of Duties.

         The Administrative Agent may execute any of its duties under this Credit Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other

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

related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

         9.3      Exculpatory Provisions.

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Credit Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Credit Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Credit Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by any Credit Party of any of the agreements contained in, or conditions of, this Credit Agreement, or to inspect the properties, books or records of any Credit Party.

         9.4      Reliance by Administrative Agent.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Credit Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

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

         9.5      Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

         9.6      Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         9.7      Indemnification.

         The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Commitment Percentages in effect on the

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

date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment. The agreements in this Section 9.7 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

         9.8      Administrative Agent in Its Individual Capacity.

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         9.9      Successor Administrative Agent.

         The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Credit Agreement and the other Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Credit Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.

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

                                   SECTION 10
                                  MISCELLANEOUS

         10.1     Amendments, Waivers and Release of Collateral.

         Neither this Credit Agreement, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Credit Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Credit Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, waiver, supplement, modification or release shall:

                  (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (except in connection with a waiver of interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby; or

                  (ii)     amend, modify or waive any provision of this Section
         10.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders; or

                  (iii) amend, modify or waive any provision of Section 9 without the written consent of the then Administrative Agent; or

                  (iv) release all or substantially all of the Guarantors from their obligations under the Guaranty, without the written consent of all of the Lenders; or

                  (v) amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all the Lenders;

provided, further, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action.

         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the

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

case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, subject to any limitations contained in such waiver, and any Default or Event of Default permanently waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Section 9 (other than the provisions of Section 9.9); provided, however, that the Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a) from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided further, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         10.2     Notices.

         All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid (or pursuant to an invoice arrangement) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case addressed as follows in the case of the Borrower, the other Credit Parties and the Administrative Agent, and as set forth on Schedule 10.2 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                  if to the Borrower or any other Credit Party:

                           Mr. Conrad A. Conrad
                           Executive Vice President & Chief Financial Officer The Dial Corporation
                           15501 North Dial Boulevard
                           Scottsdale, Arizona 85260-1619

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

                           with a copy to:

                           Mr. Christopher J. Littlefield
                           Senior Vice President and General Counsel
                           The Dial Corporation
                           15501 North Dial Boulevard
                           Scottsdale, Arizona 85260-1619
                           Telephone: 480-754-5267
                           Telecopy: 480-754-5266

                  if to the Administrative Agent:

                           First Union National Bank
                           Charlotte Plaza
                           201 South College Street, CP-23
                           Charlotte, North Carolina  28288-0680
                           Attn: Syndication Agency Services
                           Telephone: 704-383-6674
                           Telecopy: 704-383-0835

                           with a copy to:

                           First Union National Bank
                           301 South College Street, DC-5
                           Charlotte, North Carolina 28288
                           Attn: Mr. Roger Pelz
                           Telephone: 704-374-6060
                           Telecopy: 704-374-6319

         10.3     No Waiver; Cumulative Remedies.

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.4     Survival of Representations and Warranties.

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Credit Agreement and the Notes and the making of the Loans; provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all Credit Party Obligations have been paid in full.

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

         10.5     Payment of Expenses and Taxes.

         The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Arranger for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Credit Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent and the Arranger, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Credit Agreement and the other Credit Documents, including, without limitation, the reasonable out-of-pocket fees and disbursements of counsel to the Administrative Agent and to the Lenders, and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment. The agreements in this Section 10.5 shall survive repayment of the Loans, Notes and all other Credit Party Obligations.

         10.6     Successors and Assigns; Participations; Purchasing Lenders.

         (a) This Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Credit Agreement or the other Credit Documents without the prior written consent of each Lender.

         (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Credit Agreement to the other parties to this Credit Agreement shall

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

remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Credit Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Credit Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any Participant if the Participant's participation is not increased as a result thereof), (ii) release all or substantially all of the Guarantors from their obligations under the Guaranty, or (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Credit Agreement. In the case of any such participation, the Participant shall not have any rights under this Credit Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; provided that each Participant shall be entitled to the benefits of Sections 3.10, 3.11, 3.12 and 10.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided further, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell or assign to any Lender or any Affiliate or Related Fund thereof and, with the consent of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions or entities ("Purchasing Lenders"), all or any part of its rights and obligations under this Credit Agreement and the Notes in minimum amounts of $5,000,000 with respect to its Commitment and Loans (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, to the extent required above, the Administrative Agent and the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an existing Lender shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment

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as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Credit Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Credit Agreement, such transferor Lender shall cease to be a party hereto; provided, however, that such Lender shall still be entitled to any indemnification rights hereunder). Such Commitment Transfer Supplement shall be deemed to amend this Credit Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Credit Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

         (d) The Administrative Agent shall maintain at its address referred to in Section 10.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,500.00 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and
(iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

         (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Credit Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries prior to becoming a party to this Credit Agreement, in each case subject to Section 10.16.

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

         (g) At the time of each assignment pursuant to this Section 10.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 3.13 Certificate) described in Section 3.13.

         (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Credit Agreement (including, without limitation, any right to payment of principal and interest under any Note) to any Federal Reserve Bank in accordance with applicable laws.

         10.7     Adjustments; Set-off.

         (a) Each Lender agrees that if any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1(e), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to any Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of any Credit Party, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower and the other Credit Parties to such Lender hereunder and claims of every nature and description of such Lender against the Borrower and the other Credit Parties, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off

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may be exercised by such Lender against any Credit Party or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of any such Credit Party, or against anyone else claiming through or against any such Credit Party or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the applicable Credit Party and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.8     Table of Contents and Section Headings.

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Credit Agreement.

         10.9     Counterparts.

         This Credit Agreement may be executed by one or more of the parties to this Credit Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

         10.10    Effectiveness.

         This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent (or counsel to the Administrative Agent) or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

         10.11    Severability.

         Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.12    Integration.

         This Credit Agreement and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

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         10.13    Governing Law.

         This Credit Agreement and the other Credit Documents and the rights and obligations of the parties under this Credit Agreement and the other Credit Documents shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

         10.14    Consent to Jurisdiction and Service of Process.

         All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Credit Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement, any Note or any other Credit Document from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

         10.15    Arbitration.

         (a) Notwithstanding the provisions of Section 10.14 to the contrary, upon demand of any party hereto, whether made before or within three
(3) months after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Credit Agreement and other Credit Documents ("Disputes") between or among parties to this Credit Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Credit Agreement.

         Arbitration shall be conducted under and governed by the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in New York, New York. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120

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days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein.

         (b) Notwithstanding the preceding binding arbitration provisions, the Administrative Agent, the Lenders, the Borrower and the other Credit Parties agree to preserve, without diminution, certain remedies that the Administrative Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Administrative Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (ii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         (d) By execution and delivery of this Credit Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in New York, New York and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement from which no appeal has been taken or is available.

         10.16    Confidentiality.

         The Administrative Agent and each of the Lenders agrees that it shall not disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Credit Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 10.16, (b) as may be required in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or

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similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 10.6; provided that such prospective transferee shall have been made aware of this Section 10.16 and has agreed to be bound thereby or (e) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications.

         10.17    Acknowledgments.

         The Borrower and the other Credit Parties each hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Credit Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

         (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

         10.18    Waivers of Jury Trial.

         THE BORROWER, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                                   SECTION 11
                                    GUARANTY

         11.1     The Guaranty.

         In order to induce the Lenders to enter into this Credit Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: the Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations. If any or all of the Credit Party Obligations becomes due and payable

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hereunder, each Guarantor unconditionally promises to pay such Credit Party
Obligations to the Administrative Agent and the Lenders, or order, or demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         11.2     Bankruptcy.

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all Credit Party Obligations of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 8.1(e), and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         11.3     Nature of Liability.

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Credit Party Obligations of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Credit Party Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the Credit Party Obligations which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

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         11.4     Independent Obligation.

         The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         11.5     Authorization.

         Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Credit Party Obligations or any part thereof in accordance with this Credit Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the Credit Party Obligations and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

         11.6     Reliance.

         It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         11.7     Waiver.

         (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the Credit Party Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Credit Party Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Credit Party Obligations. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the

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Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Credit Party Obligations have been paid in full. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

         (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Credit Party Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Credit Party Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

         (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the Credit Party Obligations of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Credit Party Obligations shall have been paid in full and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Credit Party Obligations of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the Credit Party Obligations of the Borrower until such time as the Credit Party Obligations shall have been paid in full and the Commitments have been terminated.

         11.8     Limitation on Enforcement.

         The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Credit Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

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

         11.9     Confirmation of Payment.

         The Administrative Agent and the Lenders will, upon request after payment of the Credit Party Obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the Credit Party Obligations have been paid in full and the Commitments relating thereto terminated, subject to the provisions of Section 11.2.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           THE DIAL CORPORATION

                                    By:_________________________
                                    Name:
                                    Title:

                                    By:_________________________
                                    Name:
                                    Title:

GUARANTORS:                         DIAL BRANDS, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL BRANDS HOLDING, INC.

                                    By:_________________________
                                    Name:

                                    DIAL INTERNATIONAL, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                       [Signature Pages Continue]

GUARANTORS cont.:                   DIAL BENEFITS MANAGEMENT
                                    CORPORATION

                                    By:_________________________
                                    Name:
                                    Title:

                                    DIAL POST-RETIREMENT LIABILITIES
                                    MANAGEMENT COMPANY

                                    By:_________________________
                                    Name:
                                    Title:

                                       [Signature Pages Continue]

LENDERS:                            FIRST UNION NATIONAL BANK,
                                    individually in its capacity as a
                                    Lender and in its capacity as Administrative
                                    Agent

                                    By:__________________________
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Syndication Agent

                                    By:__________________________
                                    Name:
                                    Title:

                                    BANK ONE, NA,
                                    individually in its capacity as a Lender and in its capacity as Co-Documentation Agent

                                    By:__________________________
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS LOS ANGELES BRANCH,
                                    individually in its capacity as a Lender and in its capacity as Co-Documentation Agent

                                    By:__________________________
                                    Name:
                                    Title:

                                 Schedule 1.1-1

                          NOTICE OF ACCOUNT DESIGNATION

                                     [Date]

First Union National Bank
201 S. College St., CP8
Charlotte, NC  28288-0680
Charlotte, North Carolina  28288-0680
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you by THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), under the Three Year Credit Agreement dated as of March 27, 2002 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the Lenders party thereto and FIRST UNION NATIONAL BANK, as Administrative Agent.

         The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Borrower shall designate, in writing to the Administrative Agent, one or more other accounts:

                          [______________________]
                          ABA Routing Number [_______]
                          Account #[__________]

         Notwithstanding the foregoing, on the closing date of the Credit Agreement, funds borrowed under the Credit Agreement shall be sent to the institutions and/or persons designated on the attached payment instructions.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this ____ day of _________, 2002.

                                            THE DIAL CORPORATION,
                                            a Delaware corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                 Schedule 1.1-2

                                PERMITTED LIENS

None

                                 Schedule 2.1(a)

                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS

                                      Revolving
                                      Committed     Commitment
Lender                                  Amount      Percentage
------                                  ------      ----------
First Union National Bank            $22,500,000   30.0000000000%
Bank of America, N.A.                $20,000,000   26.6666666667%
Bank One, NA                         $16,250,000   21.6666666667%
Credit Lyonnais Los Angeles Branch   $16,250,000   21.6666666667%

Total:                              $75,000,000  100.0000000000%

                               Schedule 2.1(b)(i)

                                    [FORM OF]
                          NOTICE OF BORROWING FOR LOANS

                                     [Date]

First Union National Bank, as Administrative Agent
  under the Credit Agreement referred to below
201 S. College St., CP8
Charlotte, NC  28288-0680
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         Pursuant to subsection 2.1(b)(i) of the Three Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and other financial institutions from time to time party thereto (the "Lenders") and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders, the Borrower hereby requests that the following:

I.       Revolving Loans be made on [date] as follows (the "Proposed
         Borrowing"):

                  (1) Total Amount of Loans                 $___________________

                  (2) Amount of (1) to be
                      allocated to LIBOR Rate Loans         $___________________

                  (3) Amount of (1) to be allocated
                      to Alternate Base Rate Loans          $___________________

                  (4) Interest Periods and amounts to
                      be allocated thereto in respect
                      of LIBOR Rate Loans (amounts must
                      total (2)):

                         (i) one month                      $___________________

                         (ii) two months                    $___________________

                         (iii) three months                 $___________________

                         (iv) six months                    $___________________

                         Total LIBOR Rate Loans             $___________________

              NOTE: BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) $5,000,000 WITH RESPECT TO LIBOR RATE LOANS AND $1,000,000

              INCREMENTS IN EXCESS THEREOF AND (B) $1,000,000 WITH RESPECT TO ALTERNATE BASE RATE LOANS AND $1,000,000 INCREMENTS IN EXCESS THEREOF.

         Terms defined in the Credit Agreement shall have the same meanings when used herein.

         The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

                  (A) the applicable representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                           Very truly yours,

                                           THE DIAL CORPORATION,
                                           a Delaware corporation

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                 Schedule 2.1(e)

                                    [FORM OF]
                                 REVOLVING NOTE

$__________________                                               March 27, 2002

         FOR VALUE RECEIVED, the undersigned, THE DIAL CORPORATION, a Delaware corporation hereby unconditionally promises to pay, on the Termination Date (as defined in the Credit Agreement referred to below), to the order of ___________ (the "Lender") at the office of First Union National Bank located at One First Union Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) ________________ DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

         The holder of this Note is authorized to endorse the date and amount of each Loan pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

         This Note is one of the Notes referred to in the Three Year Credit Agreement dated as of the date hereof among the Borrower, the Guarantors identified therein, the Lender, the other banks and financial institutions from time to time parties thereto and First Union National Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

                                           THE DIAL CORPORATION,
                                           a Delaware corporation

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   SCHEDULE 1
                                       to
                                 Revolving Note

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                                         Principal
                  Amount         Type                                                      Paid
                   Of             of          Interest       Interest     Maturity          or            Principal     Notation
    Date          Loan           Loan(1)        Rate          Period        Date         Converted         Balance       Made By
    ----          ----           ----           ----          ------        ----         ---------         -------       -------
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________
____________   ___________   ____________   ____________   ___________  ____________   _____________   ____________  ______________

------------------------

         (1) The type of Loan may be represented by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.

                                  Schedule 3.2

                                    [FORM OF]
                         NOTICE OF CONVERSION/EXTENSION

                                     [Date]

First Union National Bank, as Administrative Agent
  under the Credit Agreement referred to below
201 S. College St., CP8
Charlotte, NC  28288-0680
Attn:  Syndication Agency Services

Ladies and Gentlemen:

         Pursuant to Section 3.2 of the Three Year Credit Agreement dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and other financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders, the Borrower hereby requests conversion or extension of the following Loans be made on [date] as follows (the "Proposed Conversion/Extension"):

         (1)      Total Amount of Loans to be
                  converted/extended                         $_________________

         (2)      Amount of (1) to be allocated
                  to LIBOR Rate Loans                        $_________________

         (3)      Amount of (1) to be allocated
                  to Alternate Base Rate Loans               $_________________

         (4)      Interest Periods and amounts to
                  be allocated thereto in respect of
                  LIBOR Rate Loans (amounts must
                  total (2)):

                  (i)      one month       $_________________

                  (ii)     two months      $_________________

                  (iii)    three months    $_________________

                  (iv)     six months      $_________________

                  Total LIBOR Rate Loans   $_________________

         NOTE: BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) $5,000,000 WITH RESPECT TO LIBOR RATE LOANS AND $1,000,000 INCREMENTS IN

         EXCESS THEREOF AND (B) $1,000,000 WITH RESPECT TO ALTERNATE BASE RATE LOANS AND $1,000,000 INCREMENTS IN EXCESS THEREOF.

         Terms defined in the Credit Agreement shall have the same meanings when used herein.

         The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the-date of the Proposed
Conversion/Extension:

                  (A) the applicable representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Conversion/Extension and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Conversion/Extension (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Conversion/Extension or from the application of the proceeds thereof.

                                           Very truly yours,

                                           THE DIAL CORPORATION,
                                           a Delaware corporation

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                 Schedule 3.4(c)

                                    [FORM OF]
                            NEW COMMITMENT AGREEMENT

         Reference is made to the Three Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of March 27, 2002 among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the banks and other financial institutions from time to time party thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Loans in accordance with the provisions of Section 2.1 of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Amount of Additional Commitment                      $_________________________

Effective Date of Additional Commitment               _________________________

The terms set forth above are hereby agreed to:

[Lender]

By:__________________________________
Name:________________________________
Title:_______________________________

CONSENTED TO (as required by the Credit Agreement):

FIRST UNION NATIONAL BANK, as Administrative Agent

By:__________________________________
Name:________________________________
Title:_______________________________

THE DIAL CORPORATION

By:__________________________________
Name:________________________________
Title:_______________________________

                                  Schedule 3.13

                            SECTION 3.13 CERTIFICATE

         Reference is hereby made to the Three Year Credit Agreement dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the several banks and other financial institutions from time to time parties thereto (individually, a "Lender" and collectively, the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders hereunder (in such capacity, the "Administrative Agent"). Pursuant to the provisions of Section 3.13 of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                          [NAME OF LENDER]

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                 Schedule 4.1(e)

                                    [FORM OF]
                             SECRETARY'S CERTIFICATE

         Pursuant to Section 4.1(e) of the Three Year Credit Agreement (the "Credit Agreement"), dated as of March 27, 2002, among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and other financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as Administrative Agent for the Lenders, the undersigned ____________ of [CREDIT PARTY] (the "Company") hereby certifies as follows:

         1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of the Company which (i) approve and adopt the Credit Documents to which the Company is a party and the transactions contemplated therein and (ii) authorize the execution and delivery of such Credit Documents. Such resolutions have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof; and such resolutions are the only proceedings now in force relating to or affecting the matters referred to therein.

         2. Attached hereto as Annex II is a true and complete copy of the Articles of Incorporation of the Company and all amendments thereto as in effect on the date hereof.

         3. Attached hereto as Annex III is a true and complete copy of the bylaws of the Company and all amendments thereto as in effect on the date hereof.

         4. The following persons are now the duly elected and qualified officers of the Company, holding the offices indicated next to the names below, and the signatures appearing opposite the names below are their true and genuine signatures, and each of such officers is duly authorized to execute and deliver on behalf of the Company the Credit Documents to which the Company is a party and to act as a Responsible Officer on behalf of the Company under the Credit
Agreement:

       Name                         Office                       Signature

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her name as of the date first above written.

                                    _________________________________________

                                    Name:____________________________________
                                    Title:___________________________________

                  I, ________________, _______________ of the Company, hereby certify, as of the date first above written, that _______________ was validly appointed to the office of and is the _________________ of the Company and that the signature set forth above is his/her authentic signature.

                                    _________________________________________

                                    Name:____________________________________
                                    Title:___________________________________

                                 Schedule 4.1(j)

                             MATERIAL ADVERSE EFFECT

ARGENTINA IMPAIRMENT CHARGE IN FIRST QUARTER OF 2002

In 2002, Borrower adopted FASB Statement No. 142 "Goodwill and Other Intangible Assets" ("FAS No. 142") which establishes a new method of testing goodwill and other intangible assets with indefinite lives for impairment. Pursuant to FAS No. 142, Borrower will record a $43.3 million after-tax impairment charge for Argentina in the first quarter of 2002. This charge was publicly announced on March 19, 2002.

                                  Schedule 5.6

                               MATERIAL LITIGATION

EEOC v. Dial (U.S. District Court, Northern District of Illinois). The EEOC alleges that Dial engaged in a pattern and practice of discrimination against a class of female employees by subjecting them to sexual or sex-based harassment and failing to take prompt remedial action after these employees complained about the alleged harassment. The EEOC is seeking to enjoin Dial from this alleged harassment, to require Dial to train its managerial employees regarding the requirements of Title VII of the Civil Rights Act of 1964 and to recover unspecified compensatory and punitive damages. Dial has denied the EEOC's allegations. After discovery was completed, Dial filed a dispositive motion, which was granted in part and denied in part by the Court in an opinion issued in the third quarter of 2001. The Court granted Dial's motion to dismiss the claims of thirteen individuals and denied its motion with respect to the remaining individuals. Dial petitioned the Seventh Circuit Court of Appeals to review the U.S. District Court's ruling on Dial's summary judgment motion but the Seventh Circuit denied Dial's petition for an interlocutory appeal. A trial date has not been set.

SEC Informal Inquiry. In September 2000, the SEC sent a letter to Dial stating that it had initiated an informal inquiry regarding the disclosure of Dial's sales practices and, in particular, "trade loading" and requesting that Dial produce related documents and information. Dial produced the requested documents and information to the SEC in November 2000 and did not hear back from the SEC until January 2002. In January 2002, the SEC requested that Dial's former Chief Executive Officer and Chief Financial Officer provide testimony on these issues. It is anticipated that their testimony will be taken in April of 2002. In February 2002, the SEC requested that Dial's current Chief Executive Officer provide testimony and he is scheduled to give such testimony on April 2, 2002. We are not able to predict what, if any, action that the SEC will take with respect to this matter.

                                  Schedule 5.11

                                  SUBSIDIARIES

Unless otherwise indicated, all of the subsidiaries listed on this Schedule are wholly-owned, directly or indirectly, by The Dial Corporation.

  Andora, S.A. (Mexico)
  Armour and Company-Greendale Associates Joint Venture (Arizona)
  Armour Brands, Inc. (Arizona)
  Dial International, Inc. (Arizona)
           AIC Foreign Sales Corporation (Virgin Islands)
  Dial Argentina Holdings, Inc. (Arizona)
  Dial Benefits Management Corporation (Arizona)
  Dial Brands Holding, Inc. (Arizona)
           Dial Brands Arizona, Inc. (Arizona)
                    Dial Brands, Inc. (Arizona)
  Dial Canada, Inc. (Canada)
  Dial/Henkel LLC (Delaware)(1)
           Dial/Henkel Holding Co., Inc. (Delaware)
                    Custom Cleaner, Inc. (Delaware)
  Dial Holdings, Inc. (Arizona)
  Dial Post-Retirement Liabilities Management Co. (Iowa)(2)
  Dial Receivables Corporation (Delaware)
  ISC International Ltd. (British Virgin Islands)
           Industrias Corporativas Diversificadas, S.A. (Guatemala)
                    ISC (Bermuda) Ltd. (Bermuda)
           I.S.C. Internacional S.A. (Guatemala)
  The Dial Corporation Argentina S.A. (Argentina)
           The Dial Corporation San Juan S.A. (Argentina)
           Sulfargen S.A. (Argentina)
  Philidial International, Inc. (Delaware)
  The Dial Corporation Mexico, S.A. de C.V. (Mexico)
  The Dial Corporation (Puerto Rico), Inc. (Arizona)
  The Freeman Cosmetic Corporation (California)
  SMILLC Holding Co., Inc. (Delaware)

None of the subsidiaries listed on this Schedule fall within the definition of Material Domestic Subsidiary.

------------------------------

(1)  Henkel Corporation owns a 50% membership interest in Dial/Henkel LLC.

(2) Willis Corroon Corporation of Arizona is a 10% shareholder of Dial Post-Retirement Liabilities Management Co.

                                  Schedule 5.18

                               MATERIAL CONTRACTS

Indenture, dated September 23, 1996, between The Dial Corporation and Norwest Bank Arizona, N.A.

First Supplemental Indenture, dated September 23, 1996, between The Dial Corporation and Norwest Bank Arizona, N.A.

Second Supplemental Indenture, dated August 17, 2001 between The Dial Corporation and Wells Fargo Bank Arizona, N.A.

Supply Agreement dated January 1, 2000 between The Dial Corporation and Graham Packaging Company, L.P.

Trademark License Agreement dated July 1, 1995 between The Dial Corporation and ConAgra, Inc.

                                 Schedule 6.2(a)

                                    FORM OF
                        OFFICER'S COMPLIANCE CERTIFICATE

TO:               FIRST UNION NATIONAL BANK, as Administrative Agent
                  201 S. College St., CP8
                  Charlotte, NC  28288-0680
                  Attention:  Syndication Agency Services

RE: Three Year Credit Agreement, dated as of March 27, 2002 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among The Dial Corporation, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein, the Lenders from time to time party thereto and First Union National Bank, as administrative agent (the "Administrative Agent")

DATE:             _________________,______

_______________________________________________________________________________

         Pursuant to Section 6.2(a) of the Credit Agreement, I, _______________, hereby certify in my official capacity as __________________ of the Borrower, that to the best of my knowledge and belief as of the fiscal year/quarter ending ______________, ______, the statements below are accurate and complete in all respects (all capitalized terms used herein shall have the meanings set forth in the Credit Agreement):

         (a) The financial statements for the fiscal period cited above, which accompany this Officer's Compliance Certificate, present fairly in all material respects the financial position of the Borrower and its Subsidiaries for such period in conformity with GAAP applied on a consistent basis.

         (b) Each of the Credit Parties during the fiscal period indicated above observed or performed all of its covenants and other agreements, and satisfied in all material respects every condition contained in the Credit Documents to be observed, performed or satisfied by it.

         (c) I have obtained no knowledge of any Default or Event of Default under the Credit Agreement, except as indicated on a separate page attached hereto.

         (d) Attached hereto as Schedule 1 are calculations (calculated as of the date of the financial statements/reports referred to in paragraph (a) above) which demonstrate compliance by the Credit Parties with each of the financial covenants contained in Section 6.7 of the Credit Agreement.

                                   THE DIAL CORPORATION,
                                   a Delaware corporation

                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE

                       Calculation of Financial Covenants

I.       Consolidated Net Worth

         A.       Consolidated Net Worth                        ______________

         B.       Consolidated Net Income from the
                  Closing Date to the Date of computation       ______________

         C.       If Line I.B. is positive, Line I.B.
                  multiplied by .5 If Line I.B. is negative, 0  ______________

         D.       $100,000,000 plus Line I.C.                   ______________

         Minimum Consolidated Net Worth required by Section 6.7(a): Line I.A shall be greater than or equal to Line I.D. at all times

II.      Leverage Ratio

         A.       Consolidated Funded Debt                        ______________

         B.       Consolidated EBITDA

                  1.       Consolidated Net Income for the
                           period of four (4) immediately
                           preceding consecutive fiscal
                           quarters ending on the date of
                           calculation                          1.______________

                  2.       Consolidated Interest Expense(1)
                           for the period of four (4)
                           immediately preceding consecutive
                           fiscal quarters ending on the date
                           of calculation                       2.______________

                  3.       Tax expense(1)                       3.______________

                  4.       Depreciation(1) for the period of
                           four (4) immediately preceding
                           consecutive fiscal quarters ending
                           on the date of calculation           4.______________

                  5.       Amortization(1) for the period of
                           four (4) immediately preceding
                           consecutive fiscal quarters ending
                           on the date of calculation           5.______________

                  6.       Extraordinary, unusual or
                           nonrecurring items of gain (or
                           loss)(1) for the period of four (4)
                           immediately preceding consecutive
                           fiscal quarters ending on the
                           date of calculation                  6.______________

--------------------------

(1) Include in calculation to the extent deducted in calculating Consolidated Net Income.

                  7.       Consolidated EBITDA(2) (Line B.1
                           plus Line B.2 plus Line B.3 plus
                           Line B.4 plus Line B.5 minus
                           Line B.6)                            7.______________

         C.       Leverage Ratio (Divide Line II.A by Line
                  II.B.7)                                                to 1.00
                                                                ________________

         Maximum Leverage Ratio permitted by Section 6.7(b):  3.00 to 1.00

--------------------------

(2) To the extent that one or more acquisitions or dispositions occurred during the computation period, Consolidated EBITDA shall be calculated as if such acquisition or disposition occurred on the first day of such period (on a pro forma basis for the portion of such period prior to the date of such acquisition (or after the date of such disposition) and on an actual basis for the portion of such period after the date of such acquisition (or before the date of such disposition)).

                                  Schedule 6.9

                                    [FORM OF]
                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, ____, is by and between _____________________, a ______________________ (the
"Subsidiary Guarantor"), and FIRST UNION NATIONAL BANK, in its capacity as Administrative Agent under that certain Three Year Credit Agreement dated as of March 27, 2002 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement") by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the Lenders party thereto and First Union National Bank, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

         The Subsidiary Guarantor is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 6.9 of the Credit Agreement to cause the Subsidiary Guarantor to become a "Guarantor" thereunder.

         Accordingly, the Subsidiary Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

         1. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Sections 6 and 7 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary Guarantor hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent as provided in the Credit Agreement the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Credit Party Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Subsidiary Guarantor will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         2. The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement are hereby amended to provide the information shown on the attached Schedule A.

         3. The Borrower and the Guarantors confirm that all of their obligations under the Credit Agreement are, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor, the term "Credit Party Obligations," as used in the Credit Agreement, shall include all obligations of such Subsidiary Guarantor under the Credit Agreement and under each other Credit Document.

         4. The Subsidiary Guarantor hereby agrees that upon becoming a Guarantor it will assume all Credit Party Obligations of a Guarantor as set forth in the Credit Agreement.

         5. Each of the Borrower and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, each of the Borrower and the Subsidiary Guarantor has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                    THE DIAL CORPORATION,
                                    a Delaware corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    [SUBSIDIARY GUARANTOR]

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

Acknowledged and accepted:

FIRST UNION NATIONAL BANK,
  as Administrative Agent

By:_______________________________________
Name:_____________________________________
Title:____________________________________

                                   SCHEDULE A
                                       to
                                Joinder Agreement

                          Schedules to Credit Agreement

                                 Schedule 7.1(b)

                                  INDEBTEDNESS

                   Intercompany Notes Outstanding (3/02/2002)

--------------------------------------------------------------------------------------------------------------------
              Note Holder                                         Note Maker                           Note Balance
--------------------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                                   The Dial Corporation                              $   27,150,447
--------------------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                                   Dial Brands Holding, Inc.                         $  843,786,325
--------------------------------------------------------------------------------------------------------------------
Dial Post-Retirement Liabilities Mgmt Co.           Dial Brands, Inc.                                 $  151,099,684
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                Dial Post-Retirement Liabilities Mgmt Co.         $    4,839,971
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                The Dial Corporation Argentina, S.A.              $   96,796,192
--------------------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.        The Dial Corporation Argentina, S.A.              $    1,130,172
--------------------------------------------------------------------------------------------------------------------
Armour Brands, Inc.                                 The Dial Corporation                              $   18,268,436
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                The Dial Corporation Mexico, S.A.                 $    3,190,837
--------------------------------------------------------------------------------------------------------------------
Dial Benefits Management Corporation                The Dial Corporation                              $  136,959,507
--------------------------------------------------------------------------------------------------------------------
Dial Brands Holding, Inc.                           The Dial Corporation                              $  288,004,704
--------------------------------------------------------------------------------------------------------------------
Dial International, Inc.                            The Dial Corporation                              $   87,582,336
--------------------------------------------------------------------------------------------------------------------
Dial International, Inc.                            Dial Canada, Inc.                                 $    5,395,190
--------------------------------------------------------------------------------------------------------------------
Philidial International, Inc.                       The Dial Corporation                              $      119,439
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation (Puerto Rico), Inc.            The Dial Corporation                              $       23,411
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                Dial Receivables Corporation                      $      985,778
--------------------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.        The Dial Corporation                              $    2,551,790
--------------------------------------------------------------------------------------------------------------------
ISC Bermuda Ltd.                                    The Dial Corporation                              $    4,823,234
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                Dial Holdings, Inc.                               $      153,851
--------------------------------------------------------------------------------------------------------------------
Armour / Greendale Partnership                      The Dial Corporation                              $      766,938
--------------------------------------------------------------------------------------------------------------------

                                  Schedule 7.5

                                   INVESTMENTS

                   Intercompany Notes Outstanding (3/02/2002)

--------------------------------------------------------------------------------------------------------------------
                Note Holder                                        Note Maker                          Note Balance
--------------------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                                   The Dial Corporation                              $   27,150,447
--------------------------------------------------------------------------------------------------------------------
Dial Brands, Inc.                                   Dial Brands Holding, Inc.                         $  843,786,325
--------------------------------------------------------------------------------------------------------------------
Dial Post-Retirement Liabilities Mgmt Co.           Dial Brands, Inc.                                 $  151,099,684
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                Dial Post-Retirement Liabilities Mgmt Co.         $    4,839,971
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                The Dial Corporation Argentina, S.A.              $   96,796,192
--------------------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.        The Dial Corporation Argentina, S.A.              $    1,130,172
--------------------------------------------------------------------------------------------------------------------
Armour Brands, Inc.                                 The Dial Corporation                              $   18,268,436
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                The Dial Corporation Mexico, S.A.                 $    3,190,837
--------------------------------------------------------------------------------------------------------------------
Dial Benefits Management Corporation                The Dial Corporation                              $  136,959,507
--------------------------------------------------------------------------------------------------------------------
Dial Brands Holding, Inc.                           The Dial Corporation                              $  288,004,704
--------------------------------------------------------------------------------------------------------------------
Dial International, Inc.                            The Dial Corporation                              $   87,582,336
--------------------------------------------------------------------------------------------------------------------
Dial International, Inc.                            Dial Canada, Inc.                                 $    5,395,190
--------------------------------------------------------------------------------------------------------------------
Philidial International, Inc.                       The Dial Corporation                              $      119,439
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation (Puerto Rico), Inc.            The Dial Corporation                              $       23,411
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                Dial Receivables Corporation                      $      985,778
--------------------------------------------------------------------------------------------------------------------
Industrias Corporativas Diversificadas, S.A.        The Dial Corporation                              $    2,551,790
--------------------------------------------------------------------------------------------------------------------
ISC Bermuda Ltd.                                    The Dial Corporation                              $    4,823,234
--------------------------------------------------------------------------------------------------------------------
The Dial Corporation                                Dial Holdings, Inc.                               $      153,851
--------------------------------------------------------------------------------------------------------------------
Armour / Greendale Partnership                      The Dial Corporation                              $      766,938
--------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2

                        NOTICES/LENDERS' LENDING OFFICES

LENDERS:

CREDIT CONTACT                             ADMINISTRATIVE CONTACT

FIRST UNION NATIONAL BANK

First Union National Bank               First Union National Bank, as
301 South College Street, DC-5          Administrative Agent
Charlotte, NC 28288                     201 S. College St., CP8
Attn:  Roger Pelz                       Charlotte, NC  28288-0680
Telephone: 704-374-6060                 Attn:  Michael Peacock
Facsimile: 704-374-6319                 Telephone: 704-383-6674
                                        Facsimile: 704-383-0835

BANK OF AMERICA, N.A.

Bank of America, N.A.                   Bank of America, N.A.
231 South Lasalle                       1850 Gateway Blvd.
Chicago, IL  60697                      Concord, CA 94520
Attn: Thomas Durham                     Attn: Geri Hair
Telephone: 312-974-8681                 Telephone: 925-675-7338
Facsimile: 312-987-5614                 Facsimile: 888-969-9235

CREDIT LYONNAIS LOS ANGELES BRANCH

Credit Lyonnais Los Angeles Branch      Credit Lyonnais Los Angeles Branch
515 South Flower St., Suite 2200        1301 Avenue of the Americas
Los Angeles, CA  90071                  New York, NY  10019
Attn:  Rita Raychaudhuri                Attn: George Lewis
Telephone: 213-362-5954                 Telephone: 212-261-7641
Facsimile: 213-623-3437                 Facsimile: 917-849-5439

BANK ONE, NA

Bank One, NA                            Bank One, NA
777 South Figueroa Street, 4th Floor    1 Bank One Plaza
Los Angeles, CA 90017                   Chicago, IL  60670
Attn:  Kathleen Majcher                 Attn: Gloria Steinbrenner
Telephone: 213-683-6406                 Telephone: 312-732-5714
Facsimile: 213-683-4949                 Facsimile: 312-732-4840

                                Schedule 10.6(c)

                                    [FORM OF]
                         COMMITMENT TRANSFER SUPPLEMENT

         Reference is made to the Three Year Credit Agreement, dated as of March 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower identified therein (the "Guarantors"), the banks and financial institutions from time to time parties thereto (the "Lenders") and First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

         ___________________________ (the "Transferor Lender") and
_________________________ (the "Purchasing Lender") agree as follows:

         1. The Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to the Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from the Transferor Lender without recourse to the Transferor Lender, as of the Transfer Effective Date (as defined below), in and to the Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1 (collectively, the "Assigned Interest"), together with the Commitment Percentage corresponding to each such principal amount.

         2. The Transferor Lender (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Transferor Lender has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any other obligor or the performance or observance by any Credit Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Note(s) held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for a new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective Date).

         3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof, the financial statements delivered pursuant to Section 6.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;
(c) agrees that it will, independently and without reliance upon the Transferor Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other loan documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 3.13 of the Credit Agreement.

         4. The effective date of this Commitment Transfer Supplement shall be ________ ___, 20__ (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Transfer Effective Date, along with any registration and processing fee due and payable to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lender and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Transferor Lender shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Commitment Transfer supplement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                        TO COMMITMENT TRANSFER SUPPLEMENT

Name of Transferor Lender:

Name of Purchasing Lender:

Transfer Effective Date of Assignment:

                              Credit             Principal Commitment
   Facility Assigned     Amount Assigned         Percentage Assigned (1)

                         $______________         _____________________%

[NAME OF PURCHASING LENDER]                          [NAME OR TRANSFEROR LENDER]

By_________________________                          By_________________________
  Name:                                                Name:
  Title:                                               Title:

Accepted (if required):                              Consented to (if required):

FIRST UNION NATIONAL BANK                            THE DIAL CORPORATION

By_________________________                          By_________________________
  Name:                                                Name:
  Title:                                               Title:

------------------------------------

(1) Calculate the Commitment Percentage that is assigned to at least 10 decimal places and show as a percentage of the aggregate commitments of all Lenders.